As filed with the Securities and Exchange Commission on February 2, 2026

Securities Act File No. 333-290830

Investment Company Act File No. 811-24127

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

(CHECK APPROPRIATE BOX OR BOXES)

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 2	☒

BAILLIE GIFFORD ETF TRUST

(Exact Name of Registrant as Specified in Charter)

780 Third Avenue

43rd Floor

New York, NY 10017

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (011-44-131-275-2000)

Gareth Griffiths

Calton Square

1 Greenside Row

Edinburgh, Scotland

United Kingdom EH1 3AN

(Name and Address of Agent for Service)

COPY TO:

George Raine, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Approximate Date of proposed public offering: June 1, 2026.

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)
☐	On [date] pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On [date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, Registrant declares that an indefinite number of its shares of beneficial interest are being registered under the Securities Act of 1933 by this Registration Statement.

The Funds covered by this Registration Statement (the “Funds”) are newly organized. Baillie Gifford International Concentrated Growth ETF, Baillie Gifford Long Term Global Growth ETF, and Baillie Gifford U.S. Equity Growth ETF (the “Reorganized Funds”) have been organized, and are being registered, in order to serve as the surviving funds in “shell reorganizations” with series of another registered investment company, subject to approval by the shareholders of Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford Long Term Global Growth Fund, and Baillie Gifford U.S. Equity Growth Fund. With the exception of shares to be issued in connection with the reorganizations (which the Reorganized Funds intend to register under a separate registration statement on Form N-14), the Funds do not expect to make a public offering of their shares until the reorganizations have been completed or, in the event required approvals are not obtained, efforts to effect the reorganizations have been discontinued.

This Post-Effective Amendment No. 1 to the Registration Statement of Baillie Gifford ETF Trust on Form N-1A (File No. 333-290830) is being filed to respond to a Staff comment with respect to the registration of the Funds.

Prospectus

February 2, 2026

Baillie Gifford ETF Trust

Funds

	Exchange Ticker Symbol	Principal U.S. Trading Market
Baillie Gifford Emerging Markets ETF	BGEG	The Nasdaq Stock Market LLC
Baillie Gifford International Alpha ETF	BGIA	The Nasdaq Stock Market LLC
Baillie Gifford International Concentrated Growth ETF	BGCG	The Nasdaq Stock Market LLC
Baillie Gifford Long Term Global Growth ETF	BGGG	The Nasdaq Stock Market LLC
Baillie Gifford U.S. Equity Growth ETF	BGUS	The Nasdaq Stock Market LLC

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Each fund listed above (each, a “Fund”) is a series of Baillie Gifford ETF Trust (the “Trust”). Each Fund is newly organized. Baillie Gifford International Concentrated Growth ETF, Baillie Gifford Long Term Global Growth ETF, and Baillie Gifford U.S. Equity Growth ETF (each, a “Reorganized Fund”) have been organized, and are being registered, in order to serve as the surviving funds in “shell reorganizations” with series of another registered investment company (the “Reorganizations”), subject to approval by the shareholders of Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford Long Term Global Growth Fund, and Baillie Gifford U.S. Equity Growth Fund (each, a “Predecessor Mutual Fund”), respectively. With the exception of shares to be issued in connection with the Reorganizations (which the Reorganized Funds are in the process of registering under a separate registration statement on Form N-14), the Funds do not expect to make a public offering of their shares until the Reorganizations have been completed or, in the event required approvals are not obtained, efforts to effect the Reorganizations have been discontinued.

i

Baillie Gifford ETF Trust – Prospectus

FUND SUMMARIES

Baillie Gifford Emerging Markets ETF

Investment Objective

Baillie Gifford Emerging Markets ETF seeks capital appreciation.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.79%
Other Expenses(a)	0%
Total Annual Fund Operating Expenses	0.79%
(a)	Estimated for the current fiscal year.

Example of Expenses

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds (“ETFs”). It assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you sell your shares at the end of such periods. It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your expenses would be:

1 Year	$81
3 Years	$252

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses” above, affect the Fund’s performance. Because the Fund had not commenced operations prior to the date of this Prospectus, the Fund’s portfolio turnover rate for the most recent fiscal year end is not yet available.

Principal Investment Strategies

The Fund is an actively managed ETF. The Fund seeks to meet its objective by investing in a portfolio of common stocks and other equity securities of issuers located in countries of emerging and frontier markets.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located in countries represented in the MSCI Emerging Markets Index. The countries represented in the MSCI Emerging Markets Index include markets that may be less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity, and regulation. The Fund invests in equity securities either directly or indirectly, such as through depositary receipts or participatory notes, and may invest in preferred stocks, convertible securities, rights and warrants. The Fund is expected to invest to a significant extent (up to 30% of the Fund's net assets) in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The portfolio managers also have flexibility to implement the Fund’s investment strategy through investing in active ETFs and ETFs that track relevant equity indices. The Fund is not constrained with respect to market capitalization and may participate in initial public offerings (“IPOs”) and in securities offerings that are not registered in the U.S.

The portfolio managers primarily employ a bottom-up approach to stock selection, seeking to identify companies they believe have attractive long-term growth prospects, and select companies without being constrained by the MSCI Emerging Markets benchmark. The portfolio managers may reference the benchmark to set limits on the relative weighting of countries in the portfolio. The portfolio managers can also consider macro-economic factors when identifying potential investments. The portfolio managers focus on company research and the long-term outlook of companies and industries. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with industry thought leaders and academic institutions. Stock ideas are normally researched to assess a range of factors, including: long-term growth potential, geographic and industry positioning, competitive advantage, management, financial strength and valuation. Under normal circumstances, the intended outcome is a diversified portfolio typically consisting of between 60 and 100 growth companies with the potential to outperform the Fund’s benchmark over the long term. The process can result in significant exposure to a single country or a small number of countries. The Fund

Baillie Gifford ETF Trust – Prospectus

expects to invest significantly in Chinese companies including through China A shares, which are common stocks and other equity securities that are listed or traded on a Chinese stock exchange and which are quoted in renminbi, the official currency of China. The Fund aims to hold securities for long periods (typically at least 5 years), which generally results in relatively low portfolio turnover and is in line with the portfolio managers’ long-term investment outlook. When assessing a company’s long-term growth prospects, the portfolio managers seek to identify and to incorporate a range of factors that are material to managing the Fund’s investment risks and maximizing capital appreciation. Such factors potentially include the environmental, social, and/or governance characteristics of the company, such as stewardship, sustainable business practices, and/or corporate culture.

The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar.

Principal Risks

The Fund’s net asset value (“NAV”), trading price and returns will be impacted by the performance of the underlying investments of the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the Fund.

The principal risks of investing in the Fund (in alphabetical order after the first five risks) are:

-	Investment Style Risk – Baillie Gifford Overseas Limited (the “Manager”) actively makes investment decisions for the Fund through bottom-up stock selection. Accordingly, the Fund will have risk characteristics that differ from its benchmark index. The Manager’s judgments about the attractiveness, relative value, or potential appreciation of a particular stock may prove to be incorrect and cause the Fund to lose money or underperform compared to its benchmark index. There can be no assurance that the Manager’s investment decisions will produce the desired results.

-	Growth Stock Risk – The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

-	Emerging Markets Risk – Because the Fund invests in emerging market securities, the Fund may be exposed to greater market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed markets.

-	Market Disruption and Geopolitical Risk – The value of the Fund’s investments could be adversely affected by events that disrupt securities markets and adversely affect global markets such as war, terrorism, public health crises, and geopolitical events and by changes in non-U.S. and U.S. economic and political conditions. These disruptions could prevent the Fund from implementing its investment strategies and achieving its investment objective, and increase the Fund’s exposure to other risks detailed in this Prospectus. As a result, the Fund could lose money, experience significant redemptions, encounter operational difficulties, and suffer other negative impacts. Certain locations and industries may be particularly susceptible to this risk, and other risks may be heightened by such events.

-	Government and Regulatory Risk – Governmental and regulatory authorities in the United States and other countries, have taken, and may in the future take, actions intervening in the markets in which the Fund invests and in the economy more generally. Governmental and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund or to the companies in which the Fund invests. The effects of these actions on the markets generally, and Fund’s investment program in particular, can be uncertain and could restrict the ability of the Fund to fully implement its investment strategies, either generally, or with respect to certain securities, industries, or countries. By contrast, markets in some non-U.S. countries historically have been subject to little regulation or oversight by governmental or regulatory authorities, which could heighten the risk of loss due to fraud or market failures in those countries. Governments, agencies, or other regulatory bodies in any country may adopt or change laws or regulations that could adversely affect the Fund or the market value of an instrument held by the Fund.

-	Asia Risk – Investing in securities of companies located in or with exposure to Asian countries involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including different financial reporting standards, currency exchange rate fluctuations, and

Baillie Gifford ETF Trust – Prospectus

highly regulated markets with the potential for government interference. The economies of many Asian countries are heavily dependent on international trade and on only a few industries or commodities and, as a result, can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asian securities may be less liquid than U.S. or other foreign securities. See “China Risk” for additional details regarding the risks of investing in that country.

Additionally, many of the economies of countries in Asia are considered emerging market or frontier market economies. These Asian economies are often characterized by high inflation, undeveloped financial service sectors, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets. See “Emerging Markets Risk” and “Frontier Markets Risk” for additional details regarding the risks of investing in such countries.

-	China Risk – Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, sanctions, embargoes and other trade limitations, custody risks, risks associated with investments in variable interest entities, and potential adverse tax consequences. U.S. sanctions or other investment restrictions could preclude the Fund from investing in certain Chinese issuers or cause the Fund to sell investments at a disadvantageous time. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.

-	Conflicts of Interest Risk – The Manager serves as investment adviser to various clients other than the Fund, some of whom may pursue strategies that are substantially similar or nearly identical to investment strategies pursued by the Fund. This “side-by-side” management may give rise to various conflicts of interest, including, for example, in connection with the fair allocation of trades among the Manager’s clients or the sharing of different, more, or more timely information regarding investment performance, portfolio holdings, strategy developments and/or the Manager’s general market outlook. Although the Fund’s investment objective and strategies are substantially similar to those of other accounts and funds managed by the Manager, differences in purchase and redemption structure, investment restrictions and legal requirements and the public nature of the Fund’s positions lead to the use of different trading practices and portfolio decisions. See “Periodic Rebalancing Risk” for additional details regarding the differences in trading approaches taken by the Manager. Furthermore, if investment personnel of the Manager hold board or other positions at outside companies, they could be exposed to material non-public information potentially impeding or delaying a Fund’s ability to buy or sell certain investments, or they could otherwise be restricted in their ability to participate in a Fund’s investment process.

-	Currency Risk – The Fund may realize a loss if it has exposure to a non-U.S. currency, and this non-U.S. currency declines in value, relative to the U.S. dollar. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar.

-	Equity Securities Risk – Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer. Investing in equity securities indirectly, such as through participatory notes or depositary receipts, may involve other risks such as the risk that the counterparty may default or that the investment does not track the underlying security as expected.

-	ESG Risk – To the extent that the Fund’s portfolio managers incorporate environmental, social and/or governance considerations (“ESG Factors”) into the Fund’s investment process as a part of the Fund’s long-term investment approach, the Fund is subject to the risk that it may underperform funds that do not take ESG Factors into account. The consideration of ESG Factors may prioritize long-term rather than short-term returns, and therefore may negatively impact the relative performance of the Fund over the short, medium or even long term depending on how successfully those ESG Factors are incorporated and whether such investments are in or out of favor. In considering ESG Factors, the portfolio managers may be dependent upon information and data obtained through voluntary reporting by issuers or third-party research that may be incomplete, inaccurate or unavailable, which could impact the portfolio managers’ assessment of relative risks and opportunities. See also “Long-Term Investment

Baillie Gifford ETF Trust – Prospectus

Strategy Risk” and “Selected Investment Techniques and Topics – Our Stewardship Approach.”

-	ETF Structure Risk – The Fund is structured as an ETF and is subject to special risks, including:

-	Although the Fund’s shares will be listed for trading on the Nasdaq Stock Market LLC (the “Exchange”), an active trading market for the Fund’s shares may not be developed or maintained by market makers or authorized participants (“Authorized Participants”).

-	As an ETF, the Fund issues and redeems shares on a continuous basis at NAV only in a large, specified number of shares called a “Creation Unit.” Only Authorized Participants may engage in creation or redemption transactions directly with the Fund, and no Authorized Participant is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

-	Trading in Fund shares may be halted due to market conditions or for other reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

-	ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

-	When buying or selling shares of the Fund, investors typically will pay brokerage commissions or other charges imposed by financial intermediaries and will incur the cost of the difference between the price that a buyer is willing to pay for shares (the “bid” price) and the price at which a seller is willing to sell shares (the “ask” price), known as the “spread” or “bid-ask spread.”

-	Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with short selling activity.

-	Daily publication of the Fund’s portfolio holdings information could permit other market participants to trade in the securities identified in the Fund’s public disclosure, and to the extent the Fund was trading in those securities over multiple days, trading by such other market participants could disadvantage the Fund and its shareholders by negatively impacting the prices at which the Fund may be able to buy investments for its portfolio or sell its holdings and Fund returns.

-	The NAV of the Fund's shares may change on days when, or during times at which, Authorized Participants will not be able to purchase or redeem shares of the Fund. This is because the Fund may invest in securities that are primarily traded on foreign exchanges which may trade at times or on days when the Fund does not price its shares. In such situations, there may be changes between the last quote of the underlying securities' value in the closed foreign market and the value of such underlying securities during the Fund's domestic trading day, which could lead to differences between the market price of the Fund's shares and the shares' underlying value.

-	Focused Investment Risk – Should the Fund focus its investments in related, or a limited number of, countries, regions, sectors, or companies, this would create more risk and greater volatility than if the Fund’s investments were less focused.

-	Frontier Markets Risk – Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid and, as a result, may be more volatile and less liquid than investments in more developed markets or in other emerging market countries. Emerging markets risk may be especially heightened in frontier markets.

-	Geographic Focus Risk – The Fund expects to focus its investments in a limited number of countries or geographic regions, and as a result may not offer the same level of diversification of risks as a more broadly global fund because the Fund will be exposed to a smaller geographic area. The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the Fund invests, and may be more volatile than the performance of a more geographically-diversified portfolio.

-	Information Technology Risk – Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

-	IPO Risk – The Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

Baillie Gifford ETF Trust – Prospectus

-	Large-Capitalization Securities Risk – Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and medium-sized companies. Larger companies may be unable to respond as quickly as smaller and medium-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to achieve or maintain growth at the high rates that may be achieved by well-managed smaller and medium-sized companies.

-	Liquidity Risk – The Fund’s investments may be subject to low trading volume, lack of a market maker, contractual lock-in periods or regulatory restrictions, and the Fund may hold large positions in particular securities. As a result, it may not be possible to sell an investment at a particular time or at an acceptable price. Liquidity risk may be magnified during periods of changing interest rates, significant redemptions from Authorized Participants that include a substantial cash component or market turmoil. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Increased levels of illiquidity can lead to wider bid-ask spreads.

-	Long-Term Investment Strategy Risk – The Fund pursues a long-term investment approach, typically seeking returns over a period of several years. This investment style may cause the Fund to lose money or underperform compared to its benchmark index or other funds over extended periods of time, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund’s portfolio. See also “Selected Investment Techniques and Topics – Our Stewardship Approach.”

-	Market Risk – The value of the Fund’s investments will be affected by fluctuations in the stock markets in which the Fund is invested, factors affecting a particular industry or industries, real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Declines in securities market prices may reduce the value of your investment in the Fund.

-	New and Smaller-Sized ETF Risk – New funds and smaller-sized funds, such as the Fund, will be subject to greater liquidity risk due to their smaller asset bases and may be required to sell securities at disadvantageous times or prices due to significant redemptions from Authorized Participants that include a substantial cash component. A fund that has been recently formed will have limited or no performance history for investors to evaluate (except in circumstances where a predecessor fund’s performance history is adopted) and may not reach or maintain a sufficient asset size to effectively implement its investment strategy. Smaller ETFs will have a lower public float and lower trading volumes, leading to wider bid-ask spreads. Further, the Manager is new to managing ETFs and will be reliant on the successful implementation of relationships with key counterparties, such as Authorized Participants.

-	Non-U.S. Investment Risk – Non-U.S. securities are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding or other taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S.

-	Periodic Rebalancing Risk – Because the Fund discloses its full portfolio holdings each business day, the Manager expects to execute portfolio transactions for the Fund on a periodic schedule, generally after the Manager executes transactions in the same securities for other client accounts managed according to investment strategies similar to those pursued by the Fund. As a result, the Fund’s portfolio is expected to be rebalanced less frequently than other accounts and funds managed by the Manager, and the Fund’s portfolio trades will often occur after an accumulation of multiple trades that were executed for the Manager’s other accounts and funds. Less frequent rebalancing could harm the Fund by causing it to suffer losses if positions it would have sold earlier (if it were rebalanced more frequently) decline in value before a rebalancing date, or positions it would have purchased earlier (if it were rebalanced more frequently) increase in value before a rebalancing date. In addition, when the Manager implements a portfolio decision for an account or fund ahead of, or contemporaneously with, a portfolio decision for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable pricing or trading results, paying higher transaction costs, or otherwise being disadvantaged.

-	Risk Model Risk – A risk model is used to assist in the portfolio construction process. In developing and maintaining the risk model, the Manager expects to make use of one or more vendors or data sources for inputs. If the model or the data used in the model is incorrect or incomplete, or if there are business or operational disruptions affecting a vendor providing

Baillie Gifford ETF Trust – Prospectus

significant inputs to the model, then (in the absence of mitigating measures by the Manager) the Manager may be temporarily unable to appropriately implement the risk model or, when implemented, investment decisions made with reference to the model may not produce the desired results, and the Fund may realize losses.

-	Service Provider Risk – The Fund will be affected by the Manager’s investment techniques, analyses, assessments and employee retention. Similarly, adverse events or performance failures at a service provider, such as human error, inadequate controls or insolvency, have the ability to adversely affect the Fund.

-	Settlement Risk – The Fund may experience delays in settlement due to the different clearance and settlement procedures in non-U.S. countries. Such delays may increase credit risk to the Fund, limit the ability of the Fund to reinvest the proceeds of a sale of securities, or prevent the Fund from selling securities at times and prices it considers desirable.

-	Small- and Medium-Capitalization Securities Risk – Securities of small- and medium-capitalization companies can be more volatile due to various factors including more limited product lines, financial and management resources and market distribution channels, as well as shorter operating histories and potentially reduced liquidity, especially during market declines, than the securities of larger, more established companies.

-	Underlying Funds Risk - Investments in other pooled investment vehicles may indirectly expose the Fund to all of the risks applicable to an investment in such other pooled vehicle. The Fund must pay its pro rata portion of the other pooled vehicle’s fees and expenses. If such pooled vehicle is an ETF or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. Investments in ETFs will be subject to parallel risks to those described under “ETF Structure Risk” above. Further, the Manager or an affiliate may serve as investment adviser to some pooled vehicles in which the Fund invests, leading to potential conflicts of interest.

-	Valuation Risk – In certain circumstances, some of the Fund’s portfolio holdings may be valued on the basis of factors other than market quotations by employing fair value procedures. This may occur more often in times of market turmoil or reduced liquidity. Portfolio holdings that are valued using techniques other than market quotations, including

“fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. There is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.

Performance

The Fund is new and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by comparing the Fund’s performance with broad measure of market performance. Information on the Fund’s investment performance after the Fund has commenced investment operations can be obtained by visiting www.bailliegifford.com/ETFs. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Manager

Baillie Gifford Overseas Limited

Portfolio Managers

Name	Title	Year Commenced Service with the Fund
Ben Durrant	Portfolio Manager	2026
Mike Gush	Portfolio Manager	2026
Andrew Stobart	Portfolio Manager	2026

Purchasing and Selling Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

The Fund will issue and redeem shares at NAV only in Creation Units. These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only Authorized Participants purchase or redeem Creation Units. Except when

Baillie Gifford ETF Trust – Prospectus

aggregated in Creation Units, shares are not redeemable securities of the Fund.

Purchases and redemptions of Creation Units that include a substantial cash component, rather than through in-kind delivery of portfolio securities, may cause the Fund to incur certain costs. These costs could include brokerage costs or taxable gains or losses that the Fund might not have incurred if an Authorized Participant had made purchases and redemptions in kind. These costs could be imposed on the Fund, and thus decrease the Fund’s NAV, to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant.

Once the Fund commences operations, recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be available on the Fund’s website at www.bailliegifford.com/ETFs.

Tax

The Fund intends to make distributions that will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing through a tax-advantaged account, such as an IRA or 401(k) plan. If you are investing through such a tax-advantaged account, you may be taxed later upon withdrawal of monies from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for services the intermediary provides to Fund shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition to the fees and expenses described in the “Fees and Expenses” section above, your broker-dealer or financial intermediary may charge commissions or other fees on purchases and sales of shares of the Fund. Ask your salesperson or visit your financial intermediary’s web site for more information.

Baillie Gifford ETF Trust – Prospectus

Baillie Gifford International Alpha ETF

Investment Objective

Baillie Gifford International Alpha ETF seeks capital appreciation.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.59%
Other Expenses(a)	0%
Total Annual Fund Operating Expenses	0.59%
(a)	Estimated for the current fiscal year.

Example of Expenses

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds (“ETFs”). It assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you sell your shares at the end of such periods. It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your expenses would be:

1 Year	$60
3 Years	$189

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses” above, affect the Fund’s performance. Because the Fund had not commenced operations prior to the date of this Prospectus, the Fund’s portfolio turnover rate for the most recent fiscal year end is not yet available.

Principal Investment Strategies

The Fund is an actively managed ETF. The Fund seeks to meet its objective by investing in an international portfolio of equities, which include common stock and other equity securities, of issuers located in countries of developed and emerging markets.

The Fund invests predominantly in securities issued by companies located in countries represented in the MSCI ACWI ex USA Index which includes issuers from a range of developed and emerging market countries. The Fund may invest to a lesser extent in frontier markets. The Fund ordinarily invests in securities of issuers located in at least three countries outside the U.S. The Fund invests in equity securities either directly or indirectly, such as through depositary receipts, and may invest in preferred stocks, convertible securities, rights and warrants. The Fund may invest to a significant extent (up to 30% of the Fund's net assets) in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The portfolio managers also have flexibility to implement the Fund’s investment strategy through investing in active ETFs and ETFs that track relevant equity indices. The Fund is not constrained with respect to market capitalization and may participate in initial public offerings (“IPOs”) and in securities offerings that are not registered in the U.S.

The portfolio managers employ a bottom-up approach to stock selection, seeking to identify companies they believe have attractive long-term growth prospects, and principally select companies without being constrained by the MSCI ACWI ex USA benchmark. The portfolio managers focus on company research and the long-term outlook of companies and industries. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with industry thought leaders and academic institutions. Stock ideas are normally researched to assess a range of factors, including: long-term growth potential, geographic and industry positioning, competitive advantage, management, financial strength and valuation. Under normal circumstances, the intended outcome is a diversified portfolio typically consisting of between 60 and 90 growth companies with the potential to outperform the Fund’s benchmark over the long term. The process can result in significant exposure to a single country or a small number of countries. The Fund expects to invest in Chinese companies, among other means, through China A shares, which are common stocks and other equity securities that are listed or traded on a Chinese stock exchange and which are quoted in renminbi, the official currency of China. The Fund aims to hold securities for long periods (typically at least 5 years), which generally results in relatively low portfolio turnover and is in line with the portfolio

Baillie Gifford ETF Trust – Prospectus

managers’ long-term investment outlook. When assessing a company’s long-term growth prospects, the portfolio managers seek to identify and to incorporate a range of factors that are material to managing the Fund’s investment risks and maximizing capital appreciation. Such factors potentially include the environmental, social, and/or governance characteristics of the company, such as stewardship, sustainable business practices, and/or corporate culture.

The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar.

Principal Risks

The Fund’s net asset value (“NAV”), trading price and returns will be impacted by the performance of the underlying investments of the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the Fund.

The principal risks of investing in the Fund (in alphabetical order after the first four risks) are:

-	Investment Style Risk – Baillie Gifford Overseas Limited (the “Manager”) actively makes investment decisions for the Fund through bottom-up stock selection. Accordingly, the Fund will have risk characteristics that differ from its benchmark index. The Manager’s judgments about the attractiveness, relative value, or potential appreciation of a particular stock may prove to be incorrect and cause the Fund to lose money or underperform compared to its benchmark index. There can be no assurance that the Manager’s investment decisions will produce the desired results.

-	Growth Stock Risk – The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

-	Long-Term Investment Strategy Risk – The Fund pursues a long-term investment approach, typically seeking returns over a period of several years. This investment style may cause the Fund to lose money or underperform compared to its benchmark index or other funds over extended periods of time, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund’s portfolio. See also “Selected Investment Techniques and Topics – Our Stewardship Approach.”

-	Non-U.S. Investment Risk – Non-U.S. securities are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding or other taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S.

-	Asia Risk – Investing in securities of companies located in or with exposure to Asian countries involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including different financial reporting standards, currency exchange rate fluctuations, and highly regulated markets with the potential for government interference. The economies of many Asian countries are heavily dependent on international trade and on only a few industries or commodities and, as a result, can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asian securities may be less liquid than U.S. or other foreign securities. See “China Risk” for additional details regarding the risks of investing in that country.

Additionally, many of the economies of countries in Asia are considered emerging market or frontier market economies. These Asian economies are often characterized by high inflation, undeveloped financial service sectors, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets. See “Emerging Markets Risk” for additional details regarding the risks of investing in such countries.

-	China Risk – Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership,

Baillie Gifford ETF Trust – Prospectus

different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, sanctions, embargoes and other trade limitations, custody risks, risks associated with investments in variable interest entities, and potential adverse tax consequences. U.S. sanctions or other investment restrictions could preclude the Fund from investing in certain Chinese issuers or cause the Fund to sell investments at a disadvantageous time. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.

-	Conflicts of Interest Risk – The Manager serves as investment adviser to various clients other than the Fund, some of whom may pursue strategies that are substantially similar or nearly identical to investment strategies pursued by the Fund. This “side-by-side” management may give rise to various conflicts of interest, including, for example, in connection with the fair allocation of trades among the Manager’s clients or the sharing of different, more, or more timely information regarding investment performance, portfolio holdings, strategy developments and/or the Manager’s general market outlook. Although the Fund’s investment objective and strategies are substantially similar to those of other accounts and funds managed by the Manager, differences in purchase and redemption structure, investment restrictions and legal requirements and the public nature of the Fund’s positions lead to the use of different trading practices and portfolio decisions. See “Periodic Rebalancing Risk” for additional details regarding the differences in trading approaches taken by the Manager. Furthermore, if investment personnel of the Manager hold board or other positions at outside companies, they could be exposed to material non-public information potentially impeding or delaying a Fund’s ability to buy or sell certain investments, or they could otherwise be restricted in their ability to participate in a Fund’s investment process.

-	Currency Risk – The Fund may realize a loss if it has exposure to a non-U.S. currency, and this non-U.S. currency declines in value, relative to the U.S. dollar. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar.

-	Developed Markets Risk – Investing in securities of companies located in, or with exposure to, developed countries will subject the Fund to the regulatory, political, currency, security, economic and other risks associated with such countries. In recent periods, countries with developed markets have generally experienced slower economic growth than some less developed countries. Services sectors (e.g., the financial services sector) generally tend to represent the primary source of economic growth in developed markets, which can make them susceptible to the risks of individual service sectors. In addition, developed countries will be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, and the price or availability of certain commodities, among other things.

-	Emerging Markets Risk – To the extent the Fund invests in emerging market securities, the Fund may be exposed to greater market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed markets.

-	Equity Securities Risk – Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer. Investing in equity securities indirectly, such as through participatory notes or depositary receipts, may involve other risks such as the risk that the counterparty may default or that the investment does not track the underlying security as expected.

-	ESG Risk – To the extent that the Fund’s portfolio managers incorporate environmental, social and/or governance considerations (“ESG Factors”) into the Fund’s investment process as a part of the Fund’s long-term investment approach, the Fund is subject to the risk that it may underperform funds that do not take ESG Factors into account. The consideration of ESG Factors may prioritize long-term rather than short-term returns, and therefore may negatively impact the relative performance of the Fund over the short, medium or even long term depending on how successfully those ESG Factors are incorporated and whether such investments are in or out of favor. In considering ESG Factors, the portfolio managers may be dependent upon information and data obtained through voluntary reporting by issuers or third-party research that may be incomplete, inaccurate or unavailable, which could impact the portfolio managers’ assessment of relative risks and opportunities. See also “Long-Term Investment Strategy Risk” and “Selected Investment Techniques and Topics – Our Stewardship Approach.”

-	ETF Structure Risk – The Fund is structured as an ETF and is subject to special risks, including:

-	Although the Fund’s shares will be listed for trading on the Nasdaq Stock Market LLC (the

Baillie Gifford ETF Trust – Prospectus

“Exchange”), an active trading market for the Fund’s shares may not be developed or maintained by market makers or authorized participants (“Authorized Participants”).

-	As an ETF, the Fund issues and redeems shares on a continuous basis at NAV only in a large, specified number of shares called a “Creation Unit.” Only Authorized Participants may engage in creation or redemption transactions directly with the Fund, and no Authorized Participant is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

-	Trading in Fund shares may be halted due to market conditions or for other reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

-	ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

-	When buying or selling shares of the Fund, investors typically will pay brokerage commissions or other charges imposed by financial intermediaries and will incur the cost of the difference between the price that a buyer is willing to pay for shares (the “bid” price) and the price at which a seller is willing to sell shares (the “ask” price), known as the “spread” or “bid-ask spread.”

-	Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with short selling activity.

-	Daily publication of the Fund’s portfolio holdings information could permit other market participants to trade in the securities identified in the Fund’s public disclosure, and to the extent the Fund was trading in those securities over multiple days, trading by such other market participants could disadvantage the Fund and its shareholders by negatively impacting the prices at which the Fund may be able to buy investments for its portfolio or sell its holdings and Fund returns.

-	The NAV of the Fund's shares may change on days when, or during times at which, Authorized Participants will not be able to purchase or redeem shares of the Fund. This is because the Fund may invest in securities that are primarily traded on foreign exchanges which may trade at times or on days when the Fund does not price its shares. In such situations, there may be changes between the last quote of the underlying securities' value in the closed foreign market and the value of such underlying securities during the Fund's domestic trading day, which could lead to differences between the market price of the Fund's shares and the shares' underlying value.

-	Focused Investment Risk – Should the Fund focus its investments in related, or a limited number of, countries, regions, sectors, or companies, this would create more risk and greater volatility than if the Fund’s investments were less focused.

-	Geographic Focus Risk – The Fund expects to focus its investments in a limited number of countries or geographic regions, and as a result may not offer the same level of diversification of risks as a more broadly global fund because the Fund will be exposed to a smaller geographic area. The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the Fund invests, and may be more volatile than the performance of a more geographically-diversified portfolio.

-	Government and Regulatory Risk – Governmental and regulatory authorities in the United States and other countries, have taken, and may in the future take, actions intervening in the markets in which the Fund invests and in the economy more generally. Governmental and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund or to the companies in which the Fund invests. The effects of these actions on the markets generally, and Fund’s investment program in particular, can be uncertain and could restrict the ability of the Fund to fully implement its investment strategies, either generally, or with respect to certain securities, industries, or countries. By contrast, markets in some non-U.S. countries historically have been subject to little regulation or oversight by governmental or regulatory authorities, which could heighten the risk of loss due to fraud or market failures in those countries. Governments, agencies, or other regulatory bodies in any country may adopt or change laws or regulations that could adversely affect the Fund or the market value of an instrument held by the Fund.

-	Information Technology Risk – Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Baillie Gifford ETF Trust – Prospectus

-	IPO Risk – The Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

-	Large-Capitalization Securities Risk – Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and medium-sized companies. Larger companies may be unable to respond as quickly as smaller and medium-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to achieve or maintain growth at the high rates that may be achieved by well-managed smaller and medium-sized companies.

-	Liquidity Risk – The Fund’s investments may be subject to low trading volume, lack of a market maker, contractual lock-in periods or regulatory restrictions, and the Fund may hold large positions in particular securities. As a result, it may not be possible to sell an investment at a particular time or at an acceptable price. Liquidity risk may be magnified during periods of changing interest rates, significant redemptions from Authorized Participants that include a substantial cash component or market turmoil. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Increased levels of illiquidity can lead to wider bid-ask spreads.

-	Market Disruption and Geopolitical Risk – The value of the Fund’s investments could be adversely affected by events that disrupt securities markets and adversely affect global markets such as war, terrorism, public health crises, and geopolitical events and by changes in non-U.S. and U.S. economic and political conditions. These disruptions could prevent the Fund from implementing its investment strategies and achieving its investment objective, and increase the Fund’s exposure to other risks detailed in this Prospectus. As a result, the Fund could lose money, experience significant redemptions, encounter operational difficulties, and suffer other negative impacts. Certain locations and industries may be particularly susceptible to this risk, and other risks may be heightened by such events.

-	Market Risk – The value of the Fund’s investments will be affected by fluctuations in the stock markets in which the Fund is invested, factors affecting a particular industry or industries, real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Declines in securities market prices may reduce the value of your investment in the Fund.

-	New and Smaller-Sized ETF Risk – New funds and smaller-sized funds, such as the Fund, will be subject to greater liquidity risk due to their smaller asset bases and may be required to sell securities at disadvantageous times or prices due to significant redemptions from Authorized Participants that include a substantial cash component. A fund that has been recently formed will have limited or no performance history for investors to evaluate (except in circumstances where a predecessor fund’s performance history is adopted) and may not reach or maintain a sufficient asset size to effectively implement its investment strategy. Smaller ETFs will have a lower public float and lower trading volumes, leading to wider bid-ask spreads. Further, the Manager is new to managing ETFs and will be reliant on the successful implementation of relationships with key counterparties, such as Authorized Participants.

-	Periodic Rebalancing Risk – Because the Fund discloses its full portfolio holdings each business day, the Manager expects to execute portfolio transactions for the Fund on a periodic schedule, generally after the Manager executes transactions in the same securities for other client accounts managed according to investment strategies similar to those pursued by the Fund. As a result, the Fund’s portfolio is expected to be rebalanced less frequently than other accounts and funds managed by the Manager, and the Fund’s portfolio trades will often occur after an accumulation of multiple trades that were executed for the Manager’s other accounts and funds. Less frequent rebalancing could harm the Fund by causing it to suffer losses if positions it would have sold earlier (if it were rebalanced more frequently) decline in value before a rebalancing date, or positions it would have purchased earlier (if it were rebalanced more frequently) increase in value before a rebalancing date. In addition, when the Manager implements a portfolio decision for an account or fund ahead of, or contemporaneously with, a portfolio decision for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable pricing or trading results, paying higher transaction costs, or otherwise being disadvantaged.

-	Risk Model Risk – A risk model is used to assist in the portfolio construction process. In developing and maintaining the risk model, the Manager expects to make use of one or more vendors or data sources for inputs. If the model or the data used in the model is incorrect or incomplete, or if there are business or

Baillie Gifford ETF Trust – Prospectus

operational disruptions affecting a vendor providing significant inputs to the model, then (in the absence of mitigating measures by the Manager) the Manager may be temporarily unable to appropriately implement the risk model or, when implemented, investment decisions made with reference to the model may not produce the desired results, and the Fund may realize losses.

-	Service Provider Risk – The Fund will be affected by the Manager’s investment techniques, analyses, assessments and employee retention. Similarly, adverse events or performance failures at a service provider, such as human error, inadequate controls or insolvency, have the ability to adversely affect the Fund.

-	Settlement Risk – The Fund may experience delays in settlement due to the different clearance and settlement procedures in non-U.S. countries. Such delays may increase credit risk to the Fund, limit the ability of the Fund to reinvest the proceeds of a sale of securities, or prevent the Fund from selling securities at times and prices it considers desirable.

-	Small- and Medium-Capitalization Securities Risk – Securities of small- and medium-capitalization companies can be more volatile due to various factors including more limited product lines, financial and management resources and market distribution channels, as well as shorter operating histories and potentially reduced liquidity, especially during market declines, than the securities of larger, more established companies.

-	Valuation Risk – In certain circumstances, some of the Fund’s portfolio holdings may be valued on the basis of factors other than market quotations by employing fair value procedures. This may occur more often in times of market turmoil or reduced liquidity. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. There is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.

Performance

The Fund is new and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by comparing the Fund’s performance with broad measure of market performance. Information on the Fund’s investment performance after the Fund has commenced investment operations can be obtained by visiting www.bailliegifford.com/ETFs. Past performance (before and after taxes) is not an indication of future performance.

Management

Investment Manager

Baillie Gifford Overseas Limited

Portfolio Managers

Name	Title	Year Commenced Service with the Fund
Chris Davies	Portfolio Manager	2026
Jenny Davis	Portfolio Manager	2026
Donald Farquharson	Portfolio Manager	2026
Roderick Snell	Portfolio Manager	2026
Steve Vaughan	Portfolio Manager	2026
Tom Walsh	Portfolio Manager	2026

Purchasing and Selling Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

The Fund will issue and redeem shares at NAV only in Creation Units. These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only Authorized Participants purchase or redeem Creation Units. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.

Purchases and redemptions of Creation Units that include a substantial cash component, rather than through in-kind delivery of portfolio securities, may cause the Fund to incur certain costs. These costs could include brokerage costs or taxable gains or losses that the Fund might not have incurred if an Authorized Participant had made purchases and redemptions in kind. These costs could be imposed on the Fund, and thus decrease the Fund’s NAV, to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant.

Baillie Gifford ETF Trust – Prospectus

Once the Fund commences operations, recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be available on the Fund’s website at www.bailliegifford.com/ETFs.

Tax

The Fund intends to make distributions that will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing through a tax-advantaged account, such as an IRA or 401(k) plan. If you are investing through such a tax-advantaged account, you may be taxed later upon withdrawal of monies from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for services the intermediary provides to Fund shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition to the fees and expenses described in the “Fees and Expenses” section above, your broker-dealer or financial intermediary may charge commissions or other fees on purchases and sales of shares of the Fund. Ask your salesperson or visit your financial intermediary’s web site for more information.

Baillie Gifford ETF Trust – Prospectus

Baillie Gifford International Concentrated Growth ETF

Investment Objective

Baillie Gifford International Concentrated Growth ETF seeks capital appreciation.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.72%
Other Expenses(a)	0%
Total Annual Fund Operating Expenses	0.72%
(a)	Estimated for the current fiscal year.

Example of Expenses

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds (“ETFs”). It assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you sell your shares at the end of such periods. It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example below also applies any contractual expense waivers and/or expense reimbursements to the first year of each period listed in the table.

Although your actual costs may be higher or lower, based on these assumptions, your expenses would be:

1 Year	$74
3 Years	$230
5 Years	$401
10 Years	$894

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in “Annual

Fund Operating Expenses” or in the “Example of Expenses” above, affect the Fund’s performance. The Fund has not commenced operations as of the date of this prospectus, but it is expected that Baillie Gifford International Concentrated Growth Equities Fund (the “Predecessor Mutual Fund”), a series of Baillie Gifford Funds, will be reorganized into the Fund. For its fiscal year ended December 31, 2024, the Predecessor Mutual Fund’s portfolio turnover rate was 26%. Because the Predecessor Mutual Fund operated as a mutual fund rather than as an ETF, the portfolio turnover rate for the Fund may be different from that of the Predecessor Mutual Fund.

Principal Investment Strategies

The Fund is an actively managed ETF. The Fund seeks to meet its objective by investing in an international portfolio of common stocks and other equity securities of issuers located in countries of developed and emerging markets.

The Fund may invest up to 20% of its net assets in common stocks and other equities of companies located in the U.S. The Fund invests in equity securities either directly or indirectly, such as through depositary receipts, and may invest in preferred stocks, convertible securities, rights and warrants. The Fund may invest to a significant extent (up to 30% of the Fund's net assets) in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The portfolio managers also have flexibility to implement the Fund’s investment strategy through investing in active ETFs and ETFs that track relevant equity indices. The Fund is not constrained with respect to market capitalization and may participate in initial public offerings (“IPOs”) and in securities offerings that are not registered in the U.S.

The portfolio managers employ a bottom-up approach to stock selection, seeking to identify companies they believe have attractive long-term growth prospects, and principally select companies without being constrained by the MSCI ACWI ex USA benchmark. The portfolio managers focus on company research and the long-term outlook of companies and industries. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with industry thought leaders and academic institutions. Stock ideas are normally researched to assess a range of factors, including: long-term growth potential, geographic and industry positioning, competitive advantage, management, financial strength and valuation. Under normal circumstances, the intended outcome is a portfolio typically consisting of between 20 and 35 growth companies with the potential to outperform the Fund’s benchmark over the long term. The process can result in significant exposure to a single country or a small number of countries. The Fund is a

Baillie Gifford ETF Trust – Prospectus

non-diversified fund, which means that it may invest a relatively large percentage of its assets in a small number of issuers, industries, or sectors. The Fund aims to hold securities for long periods (typically at least 5 years) which generally results in relatively low portfolio turnover and is in line with the portfolio managers’ long-term investment outlook. When assessing a company’s long-term growth prospects, the portfolio managers seek to identify and to incorporate a range of factors that are material to managing the Fund’s investment risks and maximizing capital appreciation. Such factors potentially include the environmental, social, and/or governance characteristics of the company, such as stewardship, sustainable business practices, and/or corporate culture.

The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar.

Principal Risks

The Fund’s net asset value (“NAV”), trading price and returns will be impacted by the performance of the underlying investments of the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the Fund.

The principal risks of investing in the Fund (in alphabetical order after the first five risks) are:

-	Investment Style Risk – Baillie Gifford Overseas Limited (the “Manager”) actively makes investment decisions for the Fund through bottom-up stock selection. Accordingly, the Fund will have risk characteristics that differ from its benchmark index. The Manager’s judgments about the attractiveness, relative value, or potential appreciation of a particular stock may prove to be incorrect and cause the Fund to lose money or underperform compared to its benchmark index. There can be no assurance that the Manager’s investment decisions will produce the desired results.

-	Growth Stock Risk – The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

-	Long-Term Investment Strategy Risk – The Fund pursues a long-term investment approach, typically seeking returns over a period of several years. This investment style may cause the Fund to lose money or underperform compared to its benchmark index or other funds over extended periods of time, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund’s portfolio. See also “Selected Investment Techniques and Topics – Our Stewardship Approach.”

-	Non-U.S. Investment Risk – Non-U.S. securities are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding or other taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S.

-	Non-Diversification Risk – The Fund is classified as a “non-diversified” fund. Because the Fund may invest a relatively large percentage of its assets in a single issuer or small number of issuers, its performance could be closely tied to the value of that one issuer or those few issuers, and could be more volatile than the performance of diversified funds.

-	Asia Risk – Investing in securities of companies located in or with exposure to Asian countries involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including different financial reporting standards, currency exchange rate fluctuations, and highly regulated markets with the potential for government interference. The economies of many Asian countries are heavily dependent on international trade and on only a few industries or commodities and, as a result, can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asian securities may be less liquid than U.S. or other foreign securities. See “China Risk” for additional details regarding the risks of investing in that country.

Additionally, many of the economies of countries in Asia are considered emerging market or frontier market economies. These Asian economies are often characterized by high inflation, undeveloped financial service sectors, frequent currency

Baillie Gifford ETF Trust – Prospectus

fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets. See “Emerging Markets Risk” for additional details regarding the risks of investing in such countries.

-	China Risk – Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, sanctions, embargoes and other trade limitations, custody risks, risks associated with investments in variable interest entities, and potential adverse tax consequences. U.S. sanctions or other investment restrictions could preclude the Fund from investing in certain Chinese issuers or cause the Fund to sell investments at a disadvantageous time. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.

-	Conflicts of Interest Risk – The Manager serves as investment adviser to various clients other than the Fund, some of whom may pursue strategies that are substantially similar or nearly identical to investment strategies pursued by the Fund. This “side-by-side” management may give rise to various conflicts of interest, including, for example, in connection with the fair allocation of trades among the Manager’s clients or the sharing of different, more, or more timely information regarding investment performance, portfolio holdings, strategy developments and/or the Manager’s general market outlook. Although the Fund’s investment objective and strategies are substantially similar to those of other accounts and funds managed by the Manager, differences in purchase and redemption structure, investment restrictions and legal requirements and the public nature of the Fund’s positions lead to the use of different trading practices and portfolio decisions. See “Periodic Rebalancing Risk” for additional details regarding the differences in trading approaches taken by the Manager. Furthermore, if investment personnel of the Manager hold board or other positions at outside companies, they could be exposed to material non-public information potentially impeding or delaying a Fund’s ability to buy or sell certain investments, or they could otherwise be restricted in their ability to participate in a Fund’s investment process.

-	Currency Risk – The Fund may realize a loss if it has exposure to a non-U.S. currency, and this non-U.S. currency declines in value, relative to the U.S. dollar. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar.

-	Developed Markets Risk – Investing in securities of companies located in, or with exposure to, developed countries will subject the Fund to the regulatory, political, currency, security, economic and other risks associated with such countries. In recent periods, countries with developed markets have generally experienced slower economic growth than some less developed countries. Services sectors (e.g., the financial services sector) generally tend to represent the primary source of economic growth in developed markets, which can make them susceptible to the risks of individual service sectors. In addition, developed countries will be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, and the price or availability of certain commodities, among other things.

-	Emerging Markets Risk – To the extent the Fund invests in emerging market securities, the Fund may be exposed to greater market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed markets.

-	Equity Securities Risk – Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer. Investing in equity securities indirectly, such as through participatory notes or depositary receipts, may involve other risks such as the risk that the counterparty may default or that the investment does not track the underlying security as expected.

-	ESG Risk – To the extent that the Fund’s portfolio managers incorporate environmental, social and/or governance considerations (“ESG Factors”) into the Fund’s investment process as a part of the Fund’s long-term investment approach, the Fund is subject to the risk that it may underperform funds that do not take ESG Factors into account. The consideration of ESG Factors may prioritize long-term rather than short-term returns, and therefore may negatively impact the relative performance of the Fund over the short, medium or even long term depending on how successfully those ESG Factors are incorporated and whether such investments are in or out of favor. In considering ESG Factors, the portfolio managers

Baillie Gifford ETF Trust – Prospectus

may be dependent upon information and data obtained through voluntary reporting by issuers or third-party research that may be incomplete, inaccurate or unavailable, which could impact the portfolio managers’ assessment of relative risks and opportunities. See also “Long-Term Investment Strategy Risk” and “Selected Investment Techniques and Topics – Our Stewardship Approach.”

-	ETF Structure Risk – The Fund is structured as an ETF and is subject to special risks, including:

-	Although the Fund’s shares will be listed for trading on the Nasdaq Stock Market LLC (the “Exchange”), an active trading market for the Fund’s shares may not be developed or maintained by market makers or authorized participants (“Authorized Participants”).

-	As an ETF, the Fund issues and redeems shares on a continuous basis at NAV only in a large, specified number of shares called a “Creation Unit.” Only Authorized Participants may engage in creation or redemption transactions directly with the Fund, and no Authorized Participant is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

-	Trading in Fund shares may be halted due to market conditions or for other reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

-	ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

-	When buying or selling shares of the Fund, investors typically will pay brokerage commissions or other charges imposed by financial intermediaries and will incur the cost of the difference between the price that a buyer is willing to pay for shares (the “bid” price) and the price at which a seller is willing to sell shares (the “ask” price), known as the “spread” or “bid-ask spread.”

-	Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with short selling activity.

-	Daily publication of the Fund’s portfolio holdings information could permit other market participants to trade in the securities identified in the Fund’s public disclosure, and to the extent the Fund was trading in those securities over multiple days, trading by such other market participants could disadvantage the Fund and its shareholders by negatively impacting the prices at which the Fund may be able to buy investments for its portfolio or sell its holdings and Fund returns.

-	The NAV of the Fund's shares may change on days when, or during times at which, Authorized Participants will not be able to purchase or redeem shares of the Fund. This is because the Fund may invest in securities that are primarily traded on foreign exchanges which may trade at times or on days when the Fund does not price its shares. In such situations, there may be changes between the last quote of the underlying securities' value in the closed foreign market and the value of such underlying securities during the Fund's domestic trading day, which could lead to differences between the market price of the Fund's shares and the shares' underlying value.

-	Focused Investment Risk – Because the Fund focuses its investments in a limited number of companies, its investment strategy could result in more risk or greater volatility in returns than if the Fund’s investments were less focused.

-	Geographic Focus Risk – The Fund expects to focus its investments in a limited number of countries or geographic regions, and as a result may not offer the same level of diversification of risks as a more broadly global fund because the Fund will be exposed to a smaller geographic area. The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the Fund invests, and may be more volatile than the performance of a more geographically-diversified portfolio.

-	Government and Regulatory Risk – Governmental and regulatory authorities in the United States and other countries, have taken, and may in the future take, actions intervening in the markets in which the Fund invests and in the economy more generally. Governmental and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund or to the companies in which the Fund invests. The effects of these actions on the markets generally, and Fund’s investment program in particular, can be uncertain and could restrict the ability of the Fund to fully implement its investment strategies, either generally, or with respect to certain securities, industries, or countries. By contrast, markets in some non-U.S. countries historically have been subject to little regulation or oversight by governmental or regulatory authorities, which could heighten the risk of loss due to fraud or market failures in those countries. Governments, agencies,

Baillie Gifford ETF Trust – Prospectus

or other regulatory bodies in any country may adopt or change laws or regulations that could adversely affect the Fund or the market value of an instrument held by the Fund.

-	Information Technology Risk – Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

-	IPO Risk – The Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

-	Large-Capitalization Securities Risk – Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and medium-sized companies. Larger companies may be unable to respond as quickly as smaller and medium-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to achieve or maintain growth at the high rates that may be achieved by well-managed smaller and medium-sized companies.

-	Liquidity Risk – The Fund’s investments may be subject to low trading volume, lack of a market maker, contractual lock-in periods or regulatory restrictions, and the Fund may hold large positions in particular securities. As a result, it may not be possible to sell an investment at a particular time or at an acceptable price. Liquidity risk may be magnified during periods of changing interest rates, significant redemptions from Authorized Participants that include a substantial cash component or market turmoil. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Increased levels of illiquidity can lead to wider bid-ask spreads.

-	Market Disruption and Geopolitical Risk – The value of the Fund’s investments could be adversely affected by events that disrupt securities markets and adversely affect global markets such as war, terrorism, public health crises, and geopolitical events and by changes in non-U.S. and U.S. economic and political conditions. These disruptions could prevent the Fund from implementing its investment strategies and achieving its investment objective, and increase the Fund’s exposure to other risks detailed in this Prospectus. As a result, the Fund could lose money, experience significant redemptions, encounter operational difficulties, and suffer other negative impacts. Certain locations and industries may be particularly susceptible to this risk, and other risks may be heightened by such events.

-	Market Risk – The value of the Fund’s investments will be affected by fluctuations in the stock markets in which the Fund is invested, factors affecting a particular industry or industries, real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Declines in securities market prices may reduce the value of your investment in the Fund.

-	New and Smaller-Sized ETF Risk – New funds and smaller-sized funds, such as the Fund, will be subject to greater liquidity risk due to their smaller asset bases and may be required to sell securities at disadvantageous times or prices due to significant redemptions from Authorized Participants that include a substantial cash component. A fund that has been recently formed will have limited or no performance history for investors to evaluate (except in circumstances where a predecessor fund’s performance history is adopted) and may not reach or maintain a sufficient asset size to effectively implement its investment strategy. Smaller ETFs will have a lower public float and lower trading volumes, leading to wider bid-ask spreads. Further, the Manager is new to managing ETFs and will be reliant on the successful implementation of relationships with key counterparties, such as Authorized Participants.

-	Periodic Rebalancing Risk – Because the Fund discloses its full portfolio holdings each business day, the Manager expects to execute portfolio transactions for the Fund on a periodic schedule, generally after the Manager executes transactions in the same securities for other client accounts managed according to investment strategies similar to those pursued by the Fund. As a result, the Fund’s portfolio is expected to be rebalanced less frequently than other accounts and funds managed by the Manager, and the Fund’s portfolio trades will often occur after an accumulation of multiple trades that were executed for the Manager’s other accounts and funds. Less frequent rebalancing could harm the Fund by causing it to suffer losses if positions it would have sold earlier (if it were rebalanced more frequently) decline in value before a rebalancing date, or positions it would have purchased earlier (if it were rebalanced more frequently) increase in value before a rebalancing date. In addition, when the Manager implements a portfolio decision for an account or fund ahead of, or contemporaneously

Baillie Gifford ETF Trust – Prospectus

with, a portfolio decision for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable pricing or trading results, paying higher transaction costs, or otherwise being disadvantaged.

-	Risk Model Risk – A risk model is used to assist in the portfolio construction process. In developing and maintaining the risk model, the Manager expects to make use of one or more vendors or data sources for inputs. If the model or the data used in the model is incorrect or incomplete, or if there are business or operational disruptions affecting a vendor providing significant inputs to the model, then (in the absence of mitigating measures by the Manager) the Manager may be temporarily unable to appropriately implement the risk model or, when implemented, investment decisions made with reference to the model may not produce the desired results, and the Fund may realize losses.

-	Service Provider Risk – The Fund will be affected by the Manager’s investment techniques, analyses, assessments and employee retention. Similarly, adverse events or performance failures at a service provider, such as human error, inadequate controls or insolvency, have the ability to adversely affect the Fund.

-	Settlement Risk – The Fund may experience delays in settlement due to the different clearance and settlement procedures in non-U.S. countries. Such delays may increase credit risk to the Fund, limit the ability of the Fund to reinvest the proceeds of a sale of securities, or prevent the Fund from selling securities at times and prices it considers desirable.

-	Small- and Medium-Capitalization Securities Risk – Securities of small- and medium-capitalization companies can be more volatile due to various factors including more limited product lines, financial and management resources and market distribution channels, as well as shorter operating histories and potentially reduced liquidity, especially during market declines, than the securities of larger, more established companies.

-	Valuation Risk – In certain circumstances, some of the Fund’s portfolio holdings may be valued on the basis of factors other than market quotations by employing fair value procedures. This may occur more often in times of market turmoil or reduced liquidity. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. There is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.

Performance

The Fund has not commenced operations as of the date of this prospectus. The returns presented for the Fund reflect the performance of the Predecessor Mutual Fund. It is anticipated that on or about June 1, 2026, the Fund will acquire all of the assets, subject to certain stated liabilities, of the Predecessor Mutual Fund through a tax-free reorganization for U.S. federal income tax purposes (the “Reorganization”). As a result of the Reorganization, the Fund will adopt the performance and financial history of the Predecessor Mutual Fund. Performance shown below is based on the investment objective and investment strategies utilized by the Predecessor Mutual Fund, which are substantially similar to those of the Fund, and the Predecessor Mutual Fund has the same portfolio management team as that of the Fund.

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows the performance of the Predecessor Mutual Fund’s Institutional Class shares for each full calendar year since the Predecessor Mutual Fund’s inception. The table below shows how the average annual total returns of the Predecessor Mutual Fund’s Institutional Class shares for the periods shown compare to those of the Predecessor Mutual Fund’s benchmark (a broad-based securities market index). The Fund’s (and the Predecessor Mutual Fund’s) past performance (before and after taxes) is not an indication of future performance. Absent any applicable fee waivers and/or expense limitations (which had applied to the Predecessor Mutual Fund since inception), performance would have been lower for the Predecessor Mutual Fund. Had the Predecessor Mutual Fund been structured as an ETF, its performance may have differed.

Baillie Gifford ETF Trust – Prospectus

Annual Total Returns – Predecessor Mutual Fund’s Institutional Class Shares

Highest Quarterly Return: 44.43% (Q2, 2020)

Lowest Quarterly Return: -24.10% (Q2, 2022)

In the table below, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for the Predecessor Mutual Fund’s Institutional Class shares only, and after-tax returns for other share classes of the Predecessor Mutual Fund vary and will vary for the Fund. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through a tax-advantaged account. A description of the Fund’s (and Predecessor Mutual Fund’s) comparative index is provided in the section of the Prospectus entitled “Additional Performance Information.”

Average Annual Total Returns for Periods Ended December 31, 2024	1 Year	5 Years	Since Predecessor Mutual Fund Inception (12/14/2017)
Institutional Class Returns Before Taxes	18.34%	10.24%	10.83%
Institutional Class Returns After Taxes on Distributions	18.37%	5.60%	7.50%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	10.89%	8.20%	8.84%

Average Annual Total Returns for Periods Ended December 31, 2024	1 Year	5 Years	Since Predecessor Mutual Fund Inception (12/14/2017)
Comparative Index (reflects no deductions for fees, expenses, or taxes)
MSCI ACWI ex USA Index(1)	6.09%	4.60%	5.30%
(1)	The source of the index data is MSCI Inc. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This Prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.

Updated information on the Fund’s investment performance can be obtained by visiting www.bailliegifford.com/ETFs.

Management

Investment Manager

Baillie Gifford Overseas Limited

Portfolio Managers

Name	Title	Year Commenced Service with the Fund
Spencer Adair(1)	Portfolio Manager	2021(2)
Lawrence Burns	Portfolio Manager	2017(2)
Kirsty Gibson	Portfolio Manager	2026(3)
Paulina McPadden	Portfolio Manager	2017(2)
(1)	Effective on or about March 31, 2026, Mr. Adair will no longer be a Portfolio Manager for the Fund.
(2)	The year reflected above reflects the year in which the Portfolio Manager commenced service with the Predecessor Mutual Fund.
(3)	Effective on or about April 1, 2026, Ms. Gibson will become a Portfolio Manager for the Fund.

Purchasing and Selling Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for

Baillie Gifford ETF Trust – Prospectus

shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

The Fund will issue and redeem shares at NAV only in Creation Units. These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only Authorized Participants purchase or redeem Creation Units. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.

Purchases and redemptions of Creation Units that include a substantial cash component, rather than through in-kind delivery of portfolio securities, may cause the Fund to incur certain costs. These costs could include brokerage costs or taxable gains or losses that the Fund might not have incurred if an Authorized Participant had made purchases and redemptions in kind. These costs could be imposed on the Fund, and thus decrease the Fund’s NAV, to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant.

Once the Fund commences operations, recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be available on the Fund’s website at www.bailliegifford.com/ETFs.

Tax

The Fund intends to make distributions that will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing through a tax-advantaged account, such as an IRA or 401(k) plan. If you are investing through such a tax-advantaged account, you may be taxed later upon withdrawal of monies from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for services the intermediary provides to Fund shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition to the fees and expenses described in the “Fees and Expenses” section above, your broker-dealer or financial intermediary may charge commissions or other fees on purchases and sales of shares of the Fund. Ask your salesperson or visit your financial intermediary’s web site for more information.

Baillie Gifford ETF Trust – Prospectus

Baillie Gifford Long Term Global Growth ETF

Investment Objective

Baillie Gifford Long Term Global Growth ETF seeks to provide long-term capital appreciation.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.70%
Other Expenses(a)	0%
Total Annual Fund Operating Expenses	0.70%
(a)	Estimated for the current fiscal year.

Example of Expenses

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds (“ETFs”). It assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you sell your shares at the end of such periods. It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your expenses would be:

1 Year	$72
3 Years	$224
5 Years	$390
10 Years	$871

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses” above, affect the Fund’s performance. The Fund has not commenced operations as of the date of this prospectus, but it is expected that Baillie Gifford Long Term Global Growth Fund (the “Predecessor

Mutual Fund”), a series of Baillie Gifford Funds, will be reorganized into the Fund. For its fiscal year ended December 31, 2024, the Predecessor Mutual Fund’s portfolio turnover rate was 27%. Because the Predecessor Mutual Fund operated as a mutual fund rather than as an ETF, the portfolio turnover rate for the Fund may be different from that of the Predecessor Mutual Fund.

Principal Investment Strategies

The Fund is an actively managed ETF. The Fund seeks to meet its objective by investing in a portfolio of global common stocks and other equity securities without reference to benchmark constraints.

While the portfolio managers are not constrained by geographic limitations, the Fund ordinarily invests in securities of issuers located in at least six different countries. In addition, under normal circumstances, the Fund invests at least 40% of its total assets in securities of companies located outside the U.S. when market conditions are favorable, but, when market conditions are not favorable, invests at least 30% of its total assets in companies located outside the U.S. The Fund may invest in issuers located in emerging markets.

The Fund does not apply specific constraints with respect to market capitalization and may participate in initial public offerings (“IPOs”) and in securities offerings that are not registered in the U.S.

The portfolio managers employ a bottom-up approach to stock selection, seeking to identify companies they believe have attractive long-term growth prospects, and select investments without regard to the geographic, industry, sector, or individual company weightings on any index. The portfolio managers focus on company research and the long-term outlook of companies and industries. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with industry thought leaders and academic institutions. Stock ideas are normally researched to assess a range of factors, including: long-term growth potential, geographic and industry positioning, competitive advantage, management, financial strength and valuation. Under normal circumstances, the intended outcome is a portfolio typically consisting of between 30 and 60 growth companies with the potential to outperform the Fund’s benchmark over the long term. The process can result in significant exposure to a single country or a small number of countries, and the Fund expects to have considerable exposure to Chinese companies including through China A shares, which are common stocks and other equity securities that are listed or traded on a Chinese stock exchange and which are quoted in renminbi, the official currency of China. The Fund is a

Baillie Gifford ETF Trust – Prospectus

non-diversified fund, which means that it may invest a relatively large percentage of its assets in a small number of issuers, industries or sectors. The Fund aims to hold securities for long periods (typically at least 5 years), which generally results in relatively low portfolio turnover and is in line with the portfolio managers’ long-term investment outlook.

When assessing a company’s long-term growth prospects, the portfolio managers seek to identify and to incorporate a range of factors that they believe are material to managing the Fund’s investment risks and maximizing capital appreciation. The Manager believes that a company selected for the Fund’s portfolio is unlikely to be financially sustainable in the long run if the portfolio managers believe that its approach to business is fundamentally out of line with changing societal expectations. The portfolio managers employ an investment process designed to identify companies with practices they believe are aligned with sustainable financial growth over the long-term, including environmental, social, and/or governance characteristics, such as stewardship, sustainable business practices, and/or corporate culture. With respect to the consideration of a company’s environmental characteristics, the portfolio managers believe that the possibility of climate-related disruptions and the related transition to a low-carbon economy present opportunities for, and specific risks relevant to, the Fund’s holdings. As a result, the portfolio managers generally seek to invest the Fund’s assets in companies that they believe are “climate-fit” for the future, which are companies that take appropriate steps (in the view of and as determined by the portfolio managers) to (i) reduce their direct and indirect greenhouse gas emissions (i.e., pursue “net zero” carbon emission ambitions or targets), (ii) integrate the related challenges into business strategies (i.e., the company undertakes steps to understand and manage the related technological, market and environmental changes confronting its business), and/or (iii) provide robust disclosure on climate change and other significant environmental issues so that investors can better assess the related investment risks and opportunities to such company. However, the portfolio managers do not employ categorical restrictions or exclusions in assessing a company’s climate-fitness. The portfolio managers expect that companies that they assess as climate-fit under the Fund’s investment process will ultimately correlate with companies that themselves are aligned with a broader global transition toward net zero carbon emissions.

The portfolio managers may sell a holding if they determine there has been a material deterioration in the investment case or as appropriate to make other investments or meet redemptions.

The Fund invests in equity securities either directly or indirectly, such as through depositary receipts, and may invest in preferred stocks, convertible securities, rights and warrants. The Fund may invest to a significant extent (up to 30% of the Fund's net assets) in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The portfolio managers also have flexibility to implement the Fund’s investment strategy through investing in active ETFs and ETFs that track relevant equity indices. The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar.

Principal Risks

The Fund’s net asset value (“NAV”), trading price and returns will be impacted by the performance of the underlying investments of the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the Fund.

The principal risks of investing in the Fund (in alphabetical order after the first five risks) are:

-	Investment Style Risk – Baillie Gifford Overseas Limited (the “Manager”) actively makes investment decisions for the Fund through bottom-up stock selection. Accordingly, the Fund will have risk characteristics that differ from its benchmark index. The Manager’s judgments about the attractiveness, relative value, or potential appreciation of a particular stock may prove to be incorrect and cause the Fund to lose money or underperform compared to its benchmark index. There can be no assurance that the Manager’s investment decisions will produce the desired results.

-	Growth Stock Risk – The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

-	Long-Term Investment Strategy Risk – The Fund pursues a long-term investment approach, typically seeking returns over a period of several years. This investment style may cause the Fund to lose money or underperform compared to its benchmark index or other funds over extended periods of time,

Baillie Gifford ETF Trust – Prospectus

and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund’s portfolio. See also “Selected Investment Techniques and Topics – Our Stewardship Approach.”

-	Non-Diversification Risk – The Fund is classified as a “non-diversified” fund. A non-diversified fund may hold a smaller number of portfolio securities, with larger positions in each security it holds, than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds. See also “Focused Investment Risk.”

-	Non-U.S. Investment Risk – Non-U.S. securities are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding or other taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S.

-	Asia Risk – Investing in securities of companies located in or with exposure to Asian countries involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including different financial reporting standards, currency exchange rate fluctuations, and highly regulated markets with the potential for government interference. The economies of many Asian countries are heavily dependent on international trade and on only a few industries or commodities and, as a result, can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asian securities may be less liquid than U.S. or other foreign securities. See “China Risk” for additional details regarding the risks of investing in that country.

Additionally, many of the economies of countries in Asia are considered emerging market or frontier market economies. These Asian economies are often characterized by high inflation, undeveloped financial service sectors, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets. See

“Emerging Markets Risk” for additional details regarding the risks of investing in such countries.

-	China Risk – Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, sanctions, embargoes and other trade limitations, custody risks, risks associated with investments in variable interest entities, and potential adverse tax consequences. U.S. sanctions or other investment restrictions could preclude the Fund from investing in certain Chinese issuers or cause the Fund to sell investments at a disadvantageous time. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.

-	Conflicts of Interest Risk – The Manager serves as investment adviser to various clients other than the Fund, some of whom may pursue strategies that are substantially similar or nearly identical to investment strategies pursued by the Fund. This “side-by-side” management may give rise to various conflicts of interest, including, for example, in connection with the fair allocation of trades among the Manager’s clients or the sharing of different, more, or more timely information regarding investment performance, portfolio holdings, strategy developments and/or the Manager’s general market outlook. Although the Fund’s investment objective and strategies are substantially similar to those of other accounts and funds managed by the Manager, differences in purchase and redemption structure, investment restrictions and legal requirements and the public nature of the Fund’s positions lead to the use of different trading practices and portfolio decisions. See “Periodic Rebalancing Risk” for additional details regarding the differences in trading approaches taken by the Manager. Furthermore, if investment personnel of the Manager hold board or other positions at outside companies, they could be exposed to material non-public information potentially impeding or delaying a Fund’s ability to buy or sell certain investments, or they could otherwise be restricted in their ability to participate in a Fund’s investment process.

Baillie Gifford ETF Trust – Prospectus

-	Currency Risk – The Fund may realize a loss if it has exposure to a non-U.S. currency, and this non-U.S. currency declines in value, relative to the U.S. dollar. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar.

-	Developed Markets Risk – Investing in securities of companies located in, or with exposure to, developed countries will subject the Fund to the regulatory, political, currency, security, economic and other risks associated with such countries. In recent periods, countries with developed markets have generally experienced slower economic growth than some less developed countries. Services sectors (e.g., the financial services sector) generally tend to represent the primary source of economic growth in developed markets, which can make them susceptible to the risks of individual service sectors. In addition, developed countries will be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, and the price or availability of certain commodities, among other things.

-	Emerging Markets Risk – To the extent the Fund invests in emerging market securities, the Fund may be exposed to greater market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed markets.

-	Equity Securities Risk – Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer. Investing in equity securities indirectly, such as through participatory notes or depositary receipts, may involve other risks such as the risk that the counterparty may default or that the investment does not track the underlying security as expected.

-	ESG Risk – To the extent that the Fund’s portfolio managers incorporate environmental, social and/or governance considerations (“ESG Factors”) into the Fund’s investment process as a part of the Fund’s long-term investment approach, the Fund is subject to the risk that it may underperform funds that do not take ESG Factors into account. The consideration of ESG Factors may prioritize long-term rather than short-term returns, and therefore may negatively impact the relative performance of the Fund over the short, medium or even long term depending on how successfully those ESG Factors are incorporated and whether such investments are in or out of favor. In considering ESG Factors, the portfolio managers may be dependent upon information and data obtained through voluntary reporting by issuers or third-party research that may be incomplete, inaccurate or unavailable, which could impact the portfolio managers’ assessment of relative risks and opportunities. See also “Long-Term Investment Strategy Risk” and “Selected Investment Techniques and Topics – Our Stewardship Approach.”

-	ETF Structure Risk – The Fund is structured as an ETF and is subject to special risks, including:

-	Although the Fund’s shares will be listed for trading on the Nasdaq Stock Market LLC (the “Exchange”), an active trading market for the Fund’s shares may not be developed or maintained by market makers or authorized participants (“Authorized Participants”).

-	As an ETF, the Fund issues and redeems shares on a continuous basis at NAV only in a large, specified number of shares called a “Creation Unit.” Only Authorized Participants may engage in creation or redemption transactions directly with the Fund, and no Authorized Participant is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

-	Trading in Fund shares may be halted due to market conditions or for other reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

-	ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

-	When buying or selling shares of the Fund, investors typically will pay brokerage commissions or other charges imposed by financial intermediaries and will incur the cost of the difference between the price that a buyer is willing to pay for shares (the “bid” price) and the price at which a seller is willing to sell shares (the “ask” price), known as the “spread” or “bid-ask spread.”

-	Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold

Baillie Gifford ETF Trust – Prospectus

short and are therefore subject to the risk of increased volatility and price decreases associated with short selling activity.

-	Daily publication of the Fund’s portfolio holdings information could permit other market participants to trade in the securities identified in the Fund’s public disclosure, and to the extent the Fund was trading in those securities over multiple days, trading by such other market participants could disadvantage the Fund and its shareholders by negatively impacting the prices at which the Fund may be able to buy investments for its portfolio or sell its holdings and Fund returns.

-	The NAV of the Fund's shares may change on days when, or during times at which, Authorized Participants will not be able to purchase or redeem shares of the Fund. This is because the Fund may invest in securities that are primarily traded on foreign exchanges which may trade at times or on days when the Fund does not price its shares. In such situations, there may be changes between the last quote of the underlying securities' value in the closed foreign market and the value of such underlying securities during the Fund's domestic trading day, which could lead to differences between the market price of the Fund's shares and the shares' underlying value.

-	Focused Investment Risk – Because the Fund focuses its investments in a limited number of companies, its investment strategy could result in more risk or greater volatility in returns than if the Fund’s investments were less focused.

-	Government and Regulatory Risk – Governmental and regulatory authorities in the United States and other countries, have taken, and may in the future take, actions intervening in the markets in which the Fund invests and in the economy more generally. Governmental and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund or to the companies in which the Fund invests. The effects of these actions on the markets generally, and Fund’s investment program in particular, can be uncertain and could restrict the ability of the Fund to fully implement its investment strategies, either generally, or with respect to certain securities, industries, or countries. By contrast, markets in some non-U.S. countries historically have been subject to little regulation or oversight by governmental or regulatory authorities, which could heighten the risk of loss due to fraud or market failures in those countries. Governments, agencies, or other regulatory bodies in any country may adopt or change laws or regulations that could adversely affect the Fund or the market value of an instrument held by the Fund.

-	Information Technology Risk – Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

-	IPO Risk – The Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

-	Large-Capitalization Securities Risk – Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and medium-sized companies. Larger companies may be unable to respond as quickly as smaller and medium-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to achieve or maintain growth at the high rates that may be achieved by well-managed smaller and medium-sized companies.

-	Liquidity Risk – The Fund’s investments may be subject to low trading volume, lack of a market maker, contractual lock-in periods or regulatory restrictions, and the Fund may hold large positions in particular securities. As a result, it may not be possible to sell an investment at a particular time or at an acceptable price. Liquidity risk may be magnified during periods of changing interest rates, significant redemptions from Authorized Participants that include a substantial cash component or market turmoil. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Increased levels of illiquidity can lead to wider bid-ask spreads.

-	Market Disruption and Geopolitical Risk – The value of the Fund’s investments could be adversely affected by events that disrupt securities markets and adversely affect global markets such as war, terrorism, public health crises, and geopolitical events and by changes in non-U.S. and U.S. economic and political conditions. These disruptions could prevent the Fund from implementing its investment strategies and achieving its investment objective, and increase the Fund’s exposure to other risks detailed in this Prospectus. As a result, the Fund could lose money, experience significant redemptions, encounter operational difficulties, and suffer other negative impacts. Certain locations and industries may be particularly susceptible to this risk, and other risks may be heightened by such events.

-	Market Risk – The value of the Fund’s investments will be affected by fluctuations in the stock markets in which the Fund is invested, factors affecting a particular industry or industries, real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Declines in securities market prices may reduce the value of your investment in the Fund.

Baillie Gifford ETF Trust – Prospectus

-	New and Smaller-Sized ETF Risk – New funds and smaller-sized funds, such as the Fund, will be subject to greater liquidity risk due to their smaller asset bases and may be required to sell securities at disadvantageous times or prices due to significant redemptions from Authorized Participants that include a substantial cash component. A fund that has been recently formed will have limited or no performance history for investors to evaluate (except in circumstances where a predecessor fund’s performance history is adopted) and may not reach or maintain a sufficient asset size to effectively implement its investment strategy. Smaller ETFs will have a lower public float and lower trading volumes, leading to wider bid-ask spreads. Further, the Manager is new to managing ETFs and will be reliant on the successful implementation of relationships with key counterparties, such as Authorized Participants.

-	Periodic Rebalancing Risk – Because the Fund discloses its full portfolio holdings each business day, the Manager expects to execute portfolio transactions for the Fund on a periodic schedule, generally after the Manager executes transactions in the same securities for other client accounts managed according to investment strategies similar to those pursued by the Fund. As a result, the Fund’s portfolio is expected to be rebalanced less frequently than other accounts and funds managed by the Manager, and the Fund’s portfolio trades will often occur after an accumulation of multiple trades that were executed for the Manager’s other accounts and funds. Less frequent rebalancing could harm the Fund by causing it to suffer losses if positions it would have sold earlier (if it were rebalanced more frequently) decline in value before a rebalancing date, or positions it would have purchased earlier (if it were rebalanced more frequently) increase in value before a rebalancing date. In addition, when the Manager implements a portfolio decision for an account or fund ahead of, or contemporaneously with, a portfolio decision for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable pricing or trading results, paying higher transaction costs, or otherwise being disadvantaged.

-	Risk Model Risk – A risk model is used to assist in the portfolio construction process. In developing and maintaining the risk model, the Manager expects to make use of one or more vendors or data sources for inputs. If the model or the data used in the model is incorrect or incomplete, or if there are business or operational disruptions affecting a vendor providing significant inputs to the model, then (in the absence of mitigating measures by the Manager) the Manager may be temporarily unable to appropriately implement the risk model or, when implemented, investment decisions made with reference to the model may not produce the desired results, and the Fund may realize losses.

-	Service Provider Risk – The Fund will be affected by the Manager’s investment techniques, analyses, assessments and employee retention. Similarly, adverse events or performance failures at a service provider, such as human error, inadequate controls or insolvency, have the ability to adversely affect the Fund.

-	Settlement Risk – The Fund may experience delays in settlement due to the different clearance and settlement procedures in non-U.S. countries. Such delays may increase credit risk to the Fund, limit the ability of the Fund to reinvest the proceeds of a sale of securities, or prevent the Fund from selling securities at times and prices it considers desirable.

-	Small- and Medium-Capitalization Securities Risk – Securities of small- and medium-capitalization companies can be more volatile due to various factors including more limited product lines, financial and management resources and market distribution channels, as well as shorter operating histories and potentially reduced liquidity, especially during market declines, than the securities of larger, more established companies.

-	Valuation Risk – In certain circumstances, some of the Fund’s portfolio holdings may be valued on the basis of factors other than market quotations by employing fair value procedures. This may occur more often in times of market turmoil or reduced liquidity. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. There is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.

Performance

The Fund has not commenced operations as of the date of this prospectus. The returns presented for the Fund reflect the performance of the Predecessor Mutual Fund. It is anticipated that on or about June 1, 2026, the Fund will acquire all of the assets, subject to certain stated liabilities, of the Predecessor Mutual Fund through a tax-free reorganization for U.S. federal income tax purposes (the “Reorganization”). As a result of the Reorganization, the Fund will adopt the performance and financial history of the Predecessor Mutual Fund.

Baillie Gifford ETF Trust – Prospectus

Performance shown below is based on the investment objective and investment strategies utilized by the Predecessor Mutual Fund, which are substantially similar to those of the Fund, and the Predecessor Mutual Fund has the same portfolio management team as that of the Fund.

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows the performance of the Predecessor Mutual Fund’s Class 2 shares for each full calendar year since the Predecessor Mutual Fund’s inception. The table below shows how the average annual total returns of the Predecessor Mutual Fund’s Class 2 shares for the periods shown compare to those of the Predecessor Mutual Fund’s benchmark (a broad-based securities market index). The Fund’s (and the Predecessor Mutual Fund’s) past performance (before and after taxes) is not an indication of future performance. Had the Predecessor Mutual Fund been structured as an ETF, its performance may have differed.

Annual Total Returns – Predecessor Mutual Fund’s Class 2 Shares

Highest Quarterly Return: 44.24% (Q2, 2020)

Lowest Quarterly Return: -28.24% (Q2, 2022)

In the table below, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for the Predecessor Mutual Fund’s Class 2 shares only, and after-tax returns for other share classes of the Predecessor Mutual Fund vary and will vary for the Fund. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through a tax-advantaged account. A description of the Fund’s (and Predecessor Mutual Fund’s) comparative index is provided in the section of the Prospectus entitled “Additional Performance Information.”

Average Annual Total Returns for Periods Ended December 31, 2024	1 Year	5 Years	10 Years
Class 2 Returns Before Taxes	25.01%	13.77%	15.53%
Class 2 Returns After Taxes on Distributions	25.01%	12.87%	14.77%
Class 2 Returns After Taxes on Distributions and Sale of Fund Shares	14.80%	11.03%	13.04%
Comparative Index (reflects no deductions for fees, expenses, or taxes)
MSCI ACWI Index(1)	18.02%	10.57%	9.78%
(1)	The source of the index data is MSCI Inc. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This Prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.

Updated information on the Fund’s investment performance can be obtained by visiting www.bailliegifford.com/ETFs.

Management

Investment Manager

Baillie Gifford Overseas Limited

Portfolio Managers

Name	Title	Year Commenced Service with the Fund(1)
Gemma Barkhuizen	Portfolio Manager	2022
John MacDougall	Portfolio Manager	2022
Mark Urquhart	Portfolio Manager	2014
(1)	The years reflected in the table above reflect the year in which the relevant Portfolio Manager commenced service with the Predecessor Mutual Fund.

Baillie Gifford ETF Trust – Prospectus

Purchasing and Selling Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

The Fund will issue and redeem shares at NAV only in Creation Units. These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only Authorized Participants purchase or redeem Creation Units. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.

Purchases and redemptions of Creation Units that include a substantial cash component, rather than through in-kind delivery of portfolio securities, may cause the Fund to incur certain costs. These costs could include brokerage costs or taxable gains or losses that the Fund might not have incurred if an Authorized Participant had made purchases and redemptions in kind. These costs could be imposed on the Fund, and thus decrease the Fund’s NAV, to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant.

Once the Fund commences operations, recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be available on the Fund’s website at www.bailliegifford.com/ETFs.

Tax

The Fund intends to make distributions that will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing through a tax-advantaged account, such as an IRA or 401(k) plan. If you are investing through such a tax-advantaged account, you may be taxed later upon withdrawal of monies from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for services the intermediary provides to Fund shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition to the fees and expenses described in the “Fees and Expenses” section above, your broker-dealer or financial intermediary may charge commissions or other fees on purchases and sales of shares of the Fund. Ask your salesperson or visit your financial intermediary’s web site for more information.

Baillie Gifford ETF Trust – Prospectus

Baillie Gifford U.S. Equity Growth ETF

Investment Objective

Baillie Gifford U.S. Equity Growth ETF seeks capital appreciation.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.65%
Other Expenses(a)	0%
Total Annual Fund Operating Expenses	0.65%
(a)	Estimated for the current fiscal year.

Example of Expenses

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds (“ETFs”). It assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you sell your shares at the end of such periods. It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example below also applies any contractual expense waivers and/or expense reimbursements to the first year of each period listed in the table.

Although your actual costs may be higher or lower, based on these assumptions, your expenses would be:

1 Year	$66
3 Years	$208
5 Years	$362
10 Years	$810

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses” above, affect the Fund’s performance. The

Fund has not commenced operations as of the date of this prospectus, but it is expected that Baillie Gifford U.S. Equity Growth Fund (the “Predecessor Mutual Fund”), a series of Baillie Gifford Funds, will be reorganized into the Fund. For its fiscal year ended December 31, 2024, the Predecessor Mutual Fund’s portfolio turnover rate was 19%. Because the Predecessor Mutual Fund operated as a mutual fund rather than as an ETF, the portfolio turnover rate for the Fund may be different from that of the Predecessor Mutual Fund.

Principal Investment Strategies

The Fund is an actively managed ETF. The Fund seeks to meet its objective by investing in a portfolio of equities, which include common stock and other equity securities, of issuers located in the U.S.

The portfolio managers seek to identify exceptional growth businesses in the U.S. and to own them for long enough that the advantages of their business models and the strength of their cultures support positive relative performance over the long term.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies whose principal activities are in the U.S. The Fund invests in equity securities either directly or indirectly, such as through depositary receipts, and may invest in preferred stocks, convertible securities, rights and warrants. The portfolio managers also have flexibility to implement the Fund’s investment strategy through investing in active ETFs and ETFs that track relevant equity indices. The Fund typically invests primarily in issuers with a market capitalization of more than $1.5 billion at the time of purchase and may participate in initial public offerings (“IPOs”).

The portfolio managers employ a bottom-up approach to stock selection, seeking to identify companies they believe have attractive long-term growth prospects, and select companies without being constrained by a benchmark. Under normal circumstances, the intended outcome is a portfolio typically consisting of between 30 and 50 growth companies with the potential to outperform the Fund’s benchmarks over the long term. The portfolio managers focus on company research and the long-term outlook of companies and industries. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with industry thought leaders and academic institutions. Stock ideas are normally researched to assess a range of factors, including: long-term growth potential, geographic and industry positioning, competitive advantage, management, financial strength and valuation. The Fund is a non-diversified fund, which means that it may invest a relatively large percentage of

Baillie Gifford ETF Trust – Prospectus

its assets in a small number of issuers, industries or sectors The Fund aims to hold securities for long periods (typically at least 5 years) which generally results in relatively low portfolio turnover and is in line with the portfolio managers’ long-term investment outlook. When assessing a company’s long-term growth prospects, the portfolio managers seek to identify and to incorporate a range of factors that are material to managing the Fund’s investment risks and maximizing capital appreciation. Such factors potentially include the environmental, social, and/or governance characteristics of the company, such as stewardship, sustainable business practices, and/or corporate culture.

Principal Risks

The Fund’s net asset value (“NAV”), trading price and returns will be impacted by the performance of the underlying investments of the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the Fund.

The principal risks of investing in the Fund (in alphabetical order after the first five risks) are:

-	Investment Style Risk – Baillie Gifford Overseas Limited (the “Manager”) actively makes investment decisions for the Fund through bottom-up stock selection. Accordingly, the Fund will have risk characteristics that differ from its benchmark index. The Manager’s judgments about the attractiveness, relative value, or potential appreciation of a particular stock may prove to be incorrect and cause the Fund to lose money or underperform compared to its benchmark index. There can be no assurance that the Manager’s investment decisions will produce the desired results.

-	Growth Stock Risk – The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

-	Long-Term Investment Strategy Risk – The Fund pursues a long-term investment approach, typically seeking returns over a period of several years. This investment style may cause the Fund to lose money or underperform compared to its benchmark index or other funds over extended periods of time, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund’s portfolio. See also “Selected Investment Techniques and Topics – Our Stewardship Approach.”

-	Geographic Focus Risk – The Fund expects to focus its investments in a limited number of countries or geographic regions, and as a result may not offer the same level of diversification of risks as a more broadly global fund because the Fund will be exposed to a smaller geographic area. The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the Fund invests, and may be more volatile than the performance of a more geographically-diversified portfolio.

-	Non-Diversification Risk – The Fund is classified as a “non-diversified” fund. A non-diversified fund may hold a smaller number of portfolio securities, with larger positions in each security it holds, than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds. See also “Focused Investment Risk.”

-	Conflicts of Interest Risk – The Manager serves as investment adviser to various clients other than the Fund, some of whom may pursue strategies that are substantially similar or nearly identical to investment strategies pursued by the Fund. This “side-by-side” management may give rise to various conflicts of interest, including, for example, in connection with the fair allocation of trades among the Manager’s clients or the sharing of different, more, or more timely information regarding investment performance, portfolio holdings, strategy developments and/or the Manager’s general market outlook. Although the Fund’s investment objective and strategies are substantially similar to those of other accounts and funds managed by the Manager, differences in purchase and redemption structure, investment restrictions and legal requirements and the public nature of the Fund’s positions lead to the use of different trading practices and portfolio decisions. See “Periodic Rebalancing Risk” for additional details regarding the differences in trading approaches taken by the Manager. Furthermore, if

Baillie Gifford ETF Trust – Prospectus

investment personnel of the Manager hold board or other positions at outside companies, they could be exposed to material non-public information potentially impeding or delaying a Fund’s ability to buy or sell certain investments, or they could otherwise be restricted in their ability to participate in a Fund’s investment process.

-	Developed Markets Risk – Investing in securities of companies located in, or with exposure to, developed countries will subject the Fund to the regulatory, political, currency, security, economic and other risks associated with such countries. In recent periods, countries with developed markets have generally experienced slower economic growth than some less developed countries. Services sectors (e.g., the financial services sector) generally tend to represent the primary source of economic growth in developed markets, which can make them susceptible to the risks of individual service sectors. In addition, developed countries will be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, and the price or availability of certain commodities, among other things.

-	Equity Securities Risk – Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer. Investing in equity securities indirectly, such as through participatory notes or depositary receipts, may involve other risks such as the risk that the counterparty may default or that the investment does not track the underlying security as expected.

-	ESG Risk – To the extent that the Fund’s portfolio managers incorporate environmental, social and/or governance considerations (“ESG Factors”) into the Fund’s investment process as a part of the Fund’s long-term investment approach, the Fund is subject to the risk that it may underperform funds that do not take ESG Factors into account. The consideration of ESG Factors may prioritize long-term rather than short-term returns, and therefore may negatively impact the relative performance of the Fund over the short, medium or even long term depending on how successfully those ESG Factors are incorporated and whether such investments are in or out of favor. In considering ESG Factors, the portfolio managers may be dependent upon information and data obtained through voluntary reporting by issuers or third-party research that may be incomplete, inaccurate or unavailable, which could impact the portfolio managers’ assessment of relative risks and opportunities. See also “Long-Term Investment Strategy Risk” and “Selected Investment Techniques and Topics – Our Stewardship Approach.”

-	ETF Structure Risk – The Fund is structured as an ETF and is subject to special risks, including:

-	Although the Fund’s shares will be listed for trading on the Nasdaq Stock Market LLC (the “Exchange”), an active trading market for the Fund’s shares may not be developed or maintained by market makers or authorized participants (“Authorized Participants”).

-	As an ETF, the Fund issues and redeems shares on a continuous basis at NAV only in a large, specified number of shares called a “Creation Unit.” Only Authorized Participants may engage in creation or redemption transactions directly with the Fund, and no Authorized Participant is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

-	Trading in Fund shares may be halted due to market conditions or for other reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

-	ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

-	When buying or selling shares of the Fund, investors typically will pay brokerage commissions or other charges imposed by financial intermediaries and will incur the cost of the difference between the price that a buyer is willing to pay for shares (the “bid” price) and the price at which a seller is willing to sell shares (the “ask” price), known as the “spread” or “bid-ask spread.”

-	Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with short selling activity.

-	Daily publication of the Fund’s portfolio holdings information could permit other market participants to trade in the securities identified in

Baillie Gifford ETF Trust – Prospectus

the Fund’s public disclosure, and to the extent the Fund was trading in those securities over multiple days, trading by such other market participants could disadvantage the Fund and its shareholders by negatively impacting the prices at which the Fund may be able to buy investments for its portfolio or sell its holdings and Fund returns.

-	The NAV of the Fund's shares may change on days when, or during times at which, Authorized Participants will not be able to purchase or redeem shares of the Fund. This is because the Fund may invest in securities that are primarily traded on foreign exchanges which may trade at times or on days when the Fund does not price its shares. In such situations, there may be changes between the last quote of the underlying securities' value in the closed foreign market and the value of such underlying securities during the Fund's domestic trading day, which could lead to differences between the market price of the Fund's shares and the shares' underlying value.

-	Focused Investment Risk – Because the Fund focuses its investments in a limited number of companies, its investment strategy could result in more risk or greater volatility in returns than if the Fund’s investments were less focused.

-	Government and Regulatory Risk – Governmental and regulatory authorities in the United States and other countries, have taken, and may in the future take, actions intervening in the markets in which the Fund invests and in the economy more generally. Governmental and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund or to the companies in which the Fund invests. The effects of these actions on the markets generally, and Fund’s investment program in particular, can be uncertain and could restrict the ability of the Fund to fully implement its investment strategies, either generally, or with respect to certain securities, industries, or countries. By contrast, markets in some non-U.S. countries historically have been subject to little regulation or oversight by governmental or regulatory authorities, which could heighten the risk of loss due to fraud or market failures in those countries. Governments, agencies, or other regulatory bodies in any country may adopt or change laws or regulations that could adversely affect the Fund or the market value of an instrument held by the Fund.

-	Information Technology Risk – Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

-	IPO Risk – The Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

-	Large-Capitalization Securities Risk – Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and medium-sized companies. Larger companies may be unable to respond as quickly as smaller and medium-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to achieve or maintain growth at the high rates that may be achieved by well-managed smaller and medium-sized companies.

-	Liquidity Risk – The Fund’s investments may be subject to low trading volume, lack of a market maker, contractual lock-in periods or regulatory restrictions, and the Fund may hold large positions in particular securities. As a result, it may not be possible to sell an investment at a particular time or at an acceptable price. Liquidity risk may be magnified during periods of changing interest rates, significant redemptions from Authorized Participants that include a substantial cash component or market turmoil. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Increased levels of illiquidity can lead to wider bid-ask spreads.

-	Market Disruption and Geopolitical Risk – The value of the Fund’s investments could be adversely affected by events that disrupt securities markets and adversely affect global markets such as war, terrorism, public health crises, and geopolitical events and by changes in non-U.S. and U.S. economic and political conditions. These disruptions could prevent the Fund from implementing its investment strategies and achieving its investment objective, and increase the Fund’s exposure to other risks detailed in this Prospectus. As a result, the Fund could lose money, experience significant redemptions, encounter operational difficulties, and suffer other negative impacts. Certain locations and industries may be particularly susceptible to this risk, and other risks may be heightened by such events.

-	Market Risk – The value of the Fund’s investments will be affected by fluctuations in the stock markets in which the Fund is invested, factors affecting a particular industry or industries, real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Declines in securities market prices may reduce the value of your investment in the Fund.

-	New and Smaller-Sized ETF Risk – New funds and smaller-sized funds, such as the Fund, will be subject to greater liquidity risk due to their smaller asset bases and may be required to sell securities at disadvantageous times or prices due to significant redemptions from Authorized Participants that include a substantial cash component. A fund that has been

Baillie Gifford ETF Trust – Prospectus

recently formed will have limited or no performance history for investors to evaluate (except in circumstances where a predecessor fund’s performance history is adopted) and may not reach or maintain a sufficient asset size to effectively implement its investment strategy. Smaller ETFs will have a lower public float and lower trading volumes, leading to wider bid-ask spreads. Further, the Manager is new to managing ETFs and will be reliant on the successful implementation of relationships with key counterparties, such as Authorized Participants.

-	Periodic Rebalancing Risk – Because the Fund discloses its full portfolio holdings each business day, the Manager expects to execute portfolio transactions for the Fund on a periodic schedule, generally after the Manager executes transactions in the same securities for other client accounts managed according to investment strategies similar to those pursued by the Fund. As a result, the Fund’s portfolio is expected to be rebalanced less frequently than other accounts and funds managed by the Manager, and the Fund’s portfolio trades will often occur after an accumulation of multiple trades that were executed for the Manager’s other accounts and funds. Less frequent rebalancing could harm the Fund by causing it to suffer losses if positions it would have sold earlier (if it were rebalanced more frequently) decline in value before a rebalancing date, or positions it would have purchased earlier (if it were rebalanced more frequently) increase in value before a rebalancing date. In addition, when the Manager implements a portfolio decision for an account or fund ahead of, or contemporaneously with, a portfolio decision for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable pricing or trading results, paying higher transaction costs, or otherwise being disadvantaged.

-	Risk Model Risk – A risk model is used to assist in the portfolio construction process. In developing and maintaining the risk model, the Manager expects to make use of one or more vendors or data sources for inputs. If the model or the data used in the model is incorrect or incomplete, or if there are business or operational disruptions affecting a vendor providing significant inputs to the model, then (in the absence of mitigating measures by the Manager) the Manager may be temporarily unable to appropriately implement the risk model or, when implemented, investment decisions made with reference to the model may not produce the desired results, and the Fund may realize losses.

-	Service Provider Risk – The Fund will be affected by the Manager’s investment techniques, analyses, assessments and employee retention. Similarly,

adverse events or performance failures at a service provider, such as human error, inadequate controls or insolvency, have the ability to adversely affect the Fund.

-	Small- and Medium-Capitalization Securities Risk – Securities of small- and medium-capitalization companies can be more volatile due to various factors including more limited product lines, financial and management resources and market distribution channels, as well as shorter operating histories and potentially reduced liquidity, especially during market declines, than the securities of larger, more established companies.

-	Valuation Risk – In certain circumstances, some of the Fund’s portfolio holdings may be valued on the basis of factors other than market quotations by employing fair value procedures. This may occur more often in times of market turmoil or reduced liquidity. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. There is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.

Performance

The Fund has not commenced operations as of the date of this prospectus. The returns presented for the Fund reflect the performance of the Predecessor Mutual Fund. It is anticipated that on or about June 1, 2026, the Fund will acquire all of the assets, subject to certain stated liabilities, of the Predecessor Mutual Fund through a tax-free reorganization for U.S. federal income tax purposes (the “Reorganization”). As a result of the Reorganization, the Fund will adopt the performance and financial history of the Predecessor Mutual Fund. Performance shown below is based on the investment objective and investment strategies utilized by the Predecessor Mutual Fund, which are substantially similar to those of the Fund, and the Predecessor Mutual Fund has the same portfolio management team as that of the Fund.

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows the performance of the Predecessor Mutual Fund’s Institutional Class shares for each full calendar year since the Predecessor Mutual Fund’s inception. The table below shows how the average annual total returns of the Predecessor Mutual Fund’s Institutional Class

Baillie Gifford ETF Trust – Prospectus

shares for the periods shown compare to those of the Predecessor Mutual Fund’s benchmarks. The Fund’s (and the Predecessor Mutual Fund’s) past performance (before and after taxes) is not an indication of future performance. Absent any applicable fee waivers and/or expense limitations (which had applied to the Predecessor Mutual Fund since inception), performance would have been lower for the Predecessor Mutual Fund. Had the Predecessor Mutual Fund been structured as an ETF, its performance may have differed.

Annual Total Returns – Predecessor Mutual Fund’s Institutional Class Shares(1)(2)

Highest Quarterly Return: 55.77% (Q2, 2020)

Lowest Quarterly Return: -38.41% (Q2, 2022)

(1)	The inception date for Baillie Gifford U.S. Equity Growth Fund is December 5, 2016, when Baillie Gifford International, LLC purchased Class 1 shares. Classes 1-5 of the Fund were terminated effective May 1, 2017, and Class 1 shares were converted to Class K shares. For the period from January 1, 2017 to May 1, 2017, the performance shown is for Class 1 shares and has been adjusted for the higher total annual operating expenses incurred by Institutional Class.
(2)	Excluding reimbursement received from the Manager, total return for 2019 was 29.72%.

In the table below, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for the Predecessor Mutual Fund’s Institutional Class shares only, and after-tax returns for other share classes of the Predecessor Mutual Fund vary and will vary for the Fund. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through a tax-advantaged account. The table compares the Predecessor Mutual Fund’s returns to a broad-based securities market index, as required by relevant disclosure rules, and an additional benchmark that the Fund believes better aligns with the Predecessor Mutual Fund’s (and the Fund’s) investment objective and strategies. A description of the Fund’s (and Predecessor Mutual Fund’s) comparative indices is provided in the section of the Prospectus entitled “Additional Performance Information.”

Average Annual Total Returns for Periods Ended December 31, 2024	1 Year	5 Years	Since Fund Inception (12/05/2016)
Institutional Class Returns Before Taxes(1)(2)	30.44%	12.76%	16.58%
Institutional Class Returns After Taxes on Distributions(1)(2)	30.44%	11.58%	15.69%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares(1)(2)	18.02%	10.14%	13.81%
Comparative Indices (reflects no deductions for fees, expenses, or taxes)
S&P 500 Index(3)	25.02%	14.51%	14.89%
Russell 1000 Growth Index(4)	33.36%	18.94%	19.53%
(1)	Performance for Institutional Class shares prior to their date of inception (April 28, 2017) is derived from the historical performance of Class 1 shares and has been adjusted for the higher total annual operating expenses incurred by Institutional Class.
(2)	If reimbursement received from the Manager in 2019 were excluded, the total return would be lower.
(3)	The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
(4)	The source of the index data is London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”).© LSE Group 2020. FTSE Russell is a trading name of certain of the LSE Group companies. “Russell®” is a trademark(s) of the relevant LSE Group companies and is used by any other LSE Group company under license. “TMX®” is a trademark of TSX, Inc. and used by the LSE Group under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this Prospectus. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this Prospectus.

Baillie Gifford ETF Trust – Prospectus

Updated information on the Fund’s investment performance can be obtained by visiting www.bailliegifford.com/ETFs.

Management

Investment Manager

Baillie Gifford Overseas Limited

Portfolio Managers

Name	Title	Year Commenced Service with the Fund(1)
Dave Bujnowski	Portfolio Manager	2020
Kirsty Gibson	Portfolio Manager	2016
Lillian Li	Portfolio Manager	2026
Gary Robinson	Portfolio Manager	2016
Tom Slater	Portfolio Manager	2016
(1)	The years reflected in the table above reflect the year in which the relevant Portfolio Manager commenced service with the Predecessor Mutual Fund.

Purchasing and Selling Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

The Fund will issue and redeem shares at NAV only in Creation Units. These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only Authorized Participants purchase or redeem Creation Units. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.

Once the Fund commences operations, recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be available on the Fund’s website at www.bailliegifford.com/ETFs.

Tax

The Fund intends to make distributions that will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing through a tax-advantaged account, such as an IRA or 401(k) plan. If you are investing through such a tax-advantaged account, you may be taxed later upon withdrawal of monies from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for services the intermediary provides to Fund shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition to the fees and expenses described in the “Fees and Expenses” section above, your broker-dealer or financial intermediary may charge commissions or other fees on purchases and sales of shares of the Fund. Ask your salesperson or visit your financial intermediary’s web site for more information.

Baillie Gifford ETF Trust – Prospectus

ADDITIONAL INFORMATION ABOUT PRINCIPAL STRATEGIES AND RISKS

Principal Investment Strategies

Baillie Gifford Emerging Markets ETF

Investment Objective

Baillie Gifford Emerging Markets ETF seeks capital appreciation.

Investment Strategies

The Fund is an actively managed exchange-traded fund. The Fund seeks to meet its objective by investing in a portfolio of common stocks and other equity securities of issuers located in countries of emerging and frontier markets.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located in countries represented in the MSCI Emerging Markets Index. The countries represented in the MSCI Emerging Markets Index include markets that may be less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity, and regulation. The Fund invests in equity securities either directly or indirectly, such as through depositary receipts or participatory notes, and may invest in preferred stocks, convertible securities, rights and warrants. The Fund may invest to a significant extent (up to 30% of the Fund's net assets) in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The portfolio managers also have flexibility to implement the Fund’s investment strategy through investing in active ETFs and ETFs that track relevant equity indices. The Fund is not constrained with respect to market capitalization and may participate in IPOs and in securities offerings that are not registered in the U.S. Under normal circumstances, the Fund aims to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or in connection with purchases of or redemptions from the Fund.

The portfolio managers select companies without being constrained by the MSCI Emerging Markets benchmark and, therefore, there may be listings in the benchmark that are not included in the Fund’s portfolio and holdings in the Fund’s portfolio that are not included in the benchmark. The portfolio managers may reference the benchmark to set limits on the relative weighting of countries in the portfolio. The portfolio managers focus on company research and the long-term outlook of companies and industries. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with industry thought leaders and academic institutions. Stock ideas are normally researched to assess a range of factors, including: long-term growth potential, geographic and industry positioning, competitive advantage, management, financial strength and valuation. Under normal circumstances, the intended outcome is a diversified portfolio typically consisting of between 60 and 100 growth companies with the potential to outperform the Fund’s benchmark over the long term. The process can result in significant exposure to a single country or a small number of countries. The Fund expects to invest significantly in Chinese companies including through China A shares, which are common stocks and other equity securities that are listed or traded on a Chinese stock exchange and which are quoted in renminbi, the official currency of China. The Fund aims to hold securities for long periods (typically at least 5 years), which generally results in relatively low portfolio turnover and is in line with the portfolio managers’ long-term investment outlook. When assessing a company’s long-term growth prospects, the portfolio managers seek to identify and to incorporate a range of factors that are material to managing the Fund’s investment risks and maximizing capital appreciation. Such factors potentially include the environmental, social, and/or governance characteristics of the company, such as stewardship, sustainable business practices, and/or corporate culture.

The portfolio managers primarily employ a bottom-up stock-picking approach that seeks to make long-term investments in well-managed businesses with genuine and sustainable competitive advantages. The portfolio managers can also consider macro-economic factors when identifying potential investments. The portfolio managers seek to identify companies that they believe are likely to generate above average growth in earnings and cash flows, based on fundamental research. The Manager’s fundamental research process focuses on: (i) the opportunity for an issuer to deliver superior returns; (ii) the ability of the issuer to execute on that opportunity; and (iii) the current market valuation of the security. Additionally, a risk model is used to assist in the sizing of positions to implement the investment strategy while ensuring the portfolio is appropriate for an ETF. The risk model is not used to determine the underlying issuers to which the Fund seeks exposure, but rather incorporates data from third party vendors on metrics primarily related to the liquidity and characteristics of different instruments that may be used to gain desired exposures to underlying issuers and includes both qualitative and quantitative elements.

The portfolio managers may sell a holding if they determine there has been a material deterioration in the

Baillie Gifford ETF Trust – Prospectus

investment case or as appropriate to make other investments or meet redemptions.

The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar. In response to adverse market, economic, political or other conditions, the Fund may deviate from its investment policies by taking temporary defensive positions with some or all of its assets in high quality income securities, cash or cash equivalents. As a result, during such conditions, the Fund may not achieve its investment objective.

See “Selected Investment Techniques and Topics —Location of Issuers” below for additional detail on how the Fund classifies the location of issuers in which it invests.

Principal Investment Risks

The “Principal Investment Risks” section below identifies and describes the principal risks of investing in the Fund.

Baillie Gifford ETF Trust – Prospectus

Baillie Gifford International Alpha ETF

Investment Objective

Baillie Gifford International Alpha ETF seeks capital appreciation.

Investment Strategies

The Fund is an actively managed exchange-traded fund. The Fund seeks to meet its objective by investing in an international portfolio of equities, which include common stock and other equity securities, of issuers located in countries of developed and emerging markets.

The Fund invests predominantly in securities issued by companies located in countries represented in the MSCI ACWI ex USA Index, which includes issuers from a range of developed and emerging market countries. The Fund may invest to a lesser extent in frontier markets. The Fund ordinarily invests in securities of issuers located in at least three countries outside the U.S. The Fund invests in equity securities either directly or indirectly, such as through depositary receipts, and may invest in preferred stocks, convertible securities, rights and warrants. The Fund may invest to a significant extent (up to 30% of the Fund's net assets) in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The portfolio managers also have flexibility to implement the Fund’s investment strategy through investing in active ETFs and ETFs that track relevant equity indices. The Fund is not constrained with respect to market capitalization and may participate in IPOs and in securities offerings that are not registered in the U.S. Under normal circumstances, the Fund aims to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or in connection with purchases of or redemptions from the Fund.

The portfolio managers principally select companies without being constrained by the MSCI ACWI ex USA benchmark and, therefore, there may be listings in the benchmark that are not included in the Fund’s portfolio and holdings in the Fund’s portfolio that are not included in the benchmark. The portfolio managers focus on company research and the long-term outlook of companies and industries. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with industry thought leaders and academic institutions. Stock ideas are normally researched to assess a range of factors, including: long-term growth potential, geographic and industry positioning, competitive advantage, management, financial strength and valuation. Under normal circumstances, the intended outcome is a diversified portfolio typically consisting of between 60 and 90 growth companies with the potential to outperform the Fund’s benchmark over the long term. The process can result in significant exposure to a single country or a small number of countries. The Fund expects to invest in Chinese companies, among other means, through China A shares, which are common stocks and other equity securities that are listed or traded on a Chinese stock exchange and which are quoted in renminbi, the official currency of China. The Fund aims to hold securities for long periods (typically at least 5 years), which generally results in relatively low portfolio turnover and is in line with the portfolio managers’ long-term investment outlook. When assessing a company’s long-term growth prospects, the portfolio managers seek to identify and to incorporate a range of factors that are material to managing the Fund’s investment risks and maximizing capital appreciation. Such factors potentially include the environmental, social, and/or governance characteristics of the company, such as stewardship, sustainable business practices, and/or corporate culture.

The portfolio managers employ a bottom-up stock-picking approach that seeks to make long-term investments in well-managed businesses with genuine and sustainable competitive advantages. The portfolio managers seek to identify companies that they believe are likely to generate above average growth in earnings and cash flows, based on fundamental research. The Manager’s fundamental research process focuses on: (i) the opportunity for an issuer to deliver superior returns; (ii) the ability of the issuer to execute on that opportunity; and (iii) the current market valuation of the issuer. Additionally, a risk model is used to assist in the sizing of positions to implement the investment strategy while ensuring the portfolio is appropriate for an ETF. The risk model is not used to determine the underlying issuers to which the Fund seeks exposure, but rather incorporates data from third party vendors on metrics primarily related to the liquidity and characteristics of different instruments that may be used to gain desired exposures to underlying issuers and includes both qualitative and quantitative elements.

The portfolio managers may sell a holding if they determine there has been a material deterioration in the investment case or as appropriate to make other investments or meet redemptions.

The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar. In response to adverse market, economic, political or other conditions, the Fund may deviate from its investment policies by taking temporary defensive positions with some or all of its assets in high quality

Baillie Gifford ETF Trust – Prospectus

income securities, cash or cash equivalents. As a result, during such conditions, the Fund may not achieve its investment objective.

The inclusion of “alpha” in the Fund’s name does not reflect any greater or lesser correlation with or reference to any benchmark index’s constituents or returns than for other series of the Trust without “alpha” in their names.

See “Selected Investment Techniques and Topics —Location of Issuers” below for additional detail on how the Fund classifies the location of issuers in which it invests.

Principal Investment Risks

The “Principal Investment Risks” section below identifies and describes the principal risks of investing in the Fund.

Baillie Gifford ETF Trust – Prospectus

Baillie Gifford International Concentrated Growth ETF

Investment Objective

Baillie Gifford International Concentrated Growth ETF seeks capital appreciation.

Investment Strategies

The Fund is an actively managed exchange-traded fund. The Fund seeks to meet its objective by investing in an international portfolio of common stocks and other equity securities of issuers located in countries of developed and emerging markets.

The Fund may invest up to 20% of its net assets in common stocks and other equities of companies located in the U.S. The Fund invests in equity securities either directly or indirectly, such as through depositary receipts, and may invest in preferred stocks, convertible securities, rights and warrants. The Fund may invest to a significant extent (up to 30% of the Fund's net assets) in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The portfolio managers also have flexibility to implement the Fund’s investment strategy through investing in active ETFs and ETFs that track relevant equity indices. The Fund is not constrained with respect to market capitalization and may participate in IPOs and in securities offerings that are not registered in the U.S. Under normal circumstances, the Fund aims to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or in connection with purchases of or redemptions from the Fund.

The portfolio managers principally select companies without being constrained by the MSCI ACWI ex USA benchmark and, therefore, there may be listings in the benchmark that are not included in the Fund’s portfolio and holdings in the Fund’s portfolio that are not included in the benchmark. The portfolio managers focus on company research and the long-term outlook of companies and industries. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with industry thought leaders and academic institutions. Stock ideas are normally researched to assess a range of factors, including: long-term growth potential, geographic and industry positioning, competitive advantage, management, financial strength and valuation. Under normal circumstances, the intended outcome is a portfolio typically consisting of between 20 and 35 growth companies with the potential to outperform the Fund’s benchmark over the long term. However, depending on market conditions, the number of holdings may be fewer than 20 or greater than 35 if the portfolio managers determine that a smaller or larger number of holdings is in the best interest of the Fund. The process can result in significant exposure to a single country or a small number of countries. The Fund is a non-diversified fund, which means that it may invest a relatively large percentage of its assets in a small number of issuers, industries, or sectors. The Fund aims to hold securities for long periods (typically at least 5 years), which generally results in relatively low portfolio turnover and is in line with the portfolio managers’ long-term investment outlook. When assessing a company’s long-term growth prospects, the portfolio managers seek to identify and to incorporate a range of factors that are material to managing the Fund’s investment risks and maximizing capital appreciation. Such factors potentially include the environmental, social, and/or governance characteristics of the company, such as stewardship, sustainable business practices, and/or corporate culture.

The portfolio managers employ a bottom-up stock-picking approach that seeks to make long-term investments in well-managed businesses with genuine and sustainable competitive advantages. The portfolio managers seek to identify companies that they believe are likely to generate above-average growth in earnings and cash flows, based on fundamental research. The Manager’s fundamental research process focuses on: (i) the opportunity for an issuer to deliver superior returns; (ii) the ability of the issuer to execute on that opportunity; and (iii) the current market valuation of the issuer. Portfolio construction decisions are then taken by the portfolio managers, acting as a single, central team. Additionally, a risk model is used to assist in the sizing of positions to implement the investment strategy while ensuring the portfolio is appropriate for an ETF. The risk model is not used to determine the underlying issuers to which the Fund seeks exposure, but rather incorporates data from third party vendors on metrics primarily related to the liquidity and characteristics of different instruments that may be used to gain desired exposures to underlying issuers and includes both qualitative and quantitative elements.

The portfolio managers may sell a holding if they determine there has been a material deterioration in the investment case or as appropriate to make other investments or meet redemptions.

The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar. In response to adverse market, economic, political or other conditions, the Fund may deviate from its investment policies by taking temporary defensive positions with some or all of its assets in high quality income securities, cash or cash equivalents. As a result,

Baillie Gifford ETF Trust – Prospectus

during such conditions, the Fund may not achieve its investment objective.

See “Selected Investment Techniques and Topics —Location of Issuers” below for additional detail on how the Fund classifies the location of issuers in which it invests.

Principal Investment Risks

The “Principal Investment Risks” section below identifies and describes the principal risks of investing in the Fund.

Baillie Gifford ETF Trust – Prospectus

Baillie Gifford Long Term Global Growth ETF

Investment Objective

Baillie Gifford Long Term Global Growth ETF seeks to provide long-term capital appreciation.

Investment Strategies

The Fund is an actively managed exchange-traded fund. The Fund seeks to meet its objective by investing in a portfolio of global common stocks and other equity securities without reference to benchmark constraints.

While the portfolio managers are not constrained by geographic limitations, the Fund ordinarily invests in securities of issuers located in at least six different countries.

In addition, under normal circumstances, the Fund invests at least 40% of its total assets in securities of companies located outside the U.S. when market conditions are favorable, but, when market conditions are not favorable, invests at least 30% of its total assets in companies located outside the U.S. For purposes of establishing whether a 40% or 30% threshold applies when measuring the test described in the prior sentence, the Manager will determine, in its sole discretion, whether market conditions are favorable and in making such determination may consider any factors it deems relevant, including but not limited to: the relative prospects for growth among U.S. and non-U.S. companies; long- or short-term fluctuations, or expected fluctuations, in currency exchange rates; the relative monetary or fiscal health of the U.S. compared to other countries; the relative market stability, or expected stability, of the U.S. compared to other countries; and the relative weighting of the U.S. and non-U.S. countries on global equity market indices. The Fund may invest in issuers located in emerging markets.

The Fund does not apply specific constraints with respect to market capitalization and may participate in IPOs and in securities offerings that are not registered in the U.S. Under normal circumstances, the Fund aims to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or in connection with purchases of or redemptions from the Fund.

The portfolio managers select investments without regard to the geographic, industry, sector, or individual company weightings on any index. The portfolio managers focus on company research and the long-term outlook of companies and industries. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with industry thought leaders and academic institutions. Stock ideas are normally researched to assess a range of factors, including: long-term growth potential, geographic and industry positioning, competitive advantage, management, financial strength and valuation. Under normal circumstances, the intended outcome is a portfolio typically consisting of between 30 and 60 growth companies with the potential to outperform the Fund’s benchmark over the long term. The process can result in significant exposure to a single country or a small number of countries, and the Fund expects to have considerable exposure to Chinese companies including through China A shares, which are common stocks and other equity securities that are listed or traded on a Chinese stock exchange and which are quoted in renminbi, the official currency of China. The Fund is a non-diversified fund, which means that it may invest a relatively large percentage of its assets in a small number of issuers, industries or sectors. The Fund aims to hold securities for long periods (typically at least 5 years), which generally results in relatively low portfolio turnover and is in line with the portfolio managers’ long-term investment outlook.

When assessing a company’s long-term growth prospects, the portfolio managers seek to identify and to incorporate a range of factors that they believe are material to managing the Fund’s investment risks and maximizing capital appreciation. The portfolio managers employ a bottom-up stock-picking approach that seeks to make long-term investments in well-managed businesses with genuine and sustainable competitive advantages. The portfolio managers seek to identify companies that they believe are likely to generate above average growth in earnings and cash flows, based on fundamental research. The Manager’s disciplined investment framework focuses on: (i) the issuer’s opportunities within its industry, (ii) the issuer’s competitive advantages, (iii) the financial strength of the issuer, (iv) how the issuer’s management deploys capital, (v) the societal considerations that have the potential to prove material to the long-term growth of the issuer and (vi) the market valuation of the issuer. Additionally, a risk model is used to assist in the sizing of positions to implement the investment strategy while ensuring the portfolio is appropriate for an ETF. The risk model is not used to determine the underlying issuers to which the Fund seeks exposure, but rather incorporates data from third party vendors on metrics primarily related to the liquidity and characteristics of different instruments that may be used to gain desired exposures to underlying issuers and includes both qualitative and quantitative elements.

The Manager believes that a company selected for the Fund’s portfolio is unlikely to be financially sustainable in the long run if the portfolio managers believe that its approach to business is fundamentally out of line with changing societal expectations. The portfolio managers employ an investment process designed to identify

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companies with practices they believe are aligned with sustainable financial growth over the long-term, including environmental, social, and/or governance characteristics, such as stewardship, sustainable business practices, and/or corporate culture. With respect to the consideration of a company’s environmental characteristics, the portfolio managers believe that the possibility of climate-related disruptions and the related transition to a low-carbon economy present opportunities for, and specific risks relevant to, the Fund’s holdings. As a result, the portfolio managers generally seek to invest the Fund’s assets in companies that they believe are “climate-fit” for the future, which are companies that take appropriate steps (in the view of and as determined by the portfolio managers) to (i) reduce their direct and indirect greenhouse gas emissions (i.e., pursue “net zero” carbon emission ambitions or targets), (ii) integrate the related challenges into business strategies (i.e., the company undertakes steps to understand and manage the related technological, market and environmental changes confronting its business), and/or (iii) provide robust disclosure on climate change and other significant environmental issues so that investors can better assess the related investment risks and opportunities to such company. However, the portfolio managers do not employ categorical restrictions or exclusions in assessing a company’s climate-fitness. The portfolio managers expect that companies that they assess as climate-fit under the Fund’s investment process will ultimately correlate with companies that themselves are aligned with a broader global transition toward net zero carbon emissions.

The portfolio managers may sell a holding if they determine there has been a material deterioration in the investment case or as appropriate to make other investments or meet redemptions.

The Fund invests in equity securities either directly or indirectly, such as through depositary receipts, and may invest in preferred stocks, convertible securities, rights and warrants. The Fund may invest to a significant extent (up to 30% of the Fund's net assets) in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The portfolio managers also have flexibility to implement the Fund’s investment strategy through investing in active ETFs and ETFs that track relevant equity indices. The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar. In response to adverse market, economic, political or other conditions, the Fund may deviate from its investment policies by taking temporary defensive positions with some or all of its assets in high quality income securities, cash or cash equivalents. As a result, during such conditions, the Fund may not achieve its investment objective.

See “Selected Investment Techniques and Topics —Location of Issuers” below for additional detail on how the Fund classifies the location of issuers in which it invests.

Principal Investment Risks

The “Principal Investment Risks” section below identifies and describes the principal risks of investing in the Fund.

Baillie Gifford ETF Trust – Prospectus

Baillie Gifford U.S. Equity Growth ETF

Investment Objective

Baillie Gifford U.S. Equity Growth ETF seeks capital appreciation.

Investment Strategies

The Fund is an actively managed exchange-traded fund. The Fund seeks to meet its objective by investing in a portfolio of equities, which include common stock and other equity securities, of issuers located in the U.S.

The portfolio managers seek to identify exceptional growth businesses in the U.S. and to own them for long enough that the advantages of their business models and the strength of their cultures support positive relative performance over the long term.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies whose principal activities are in the U.S. The Fund invests in equity securities either directly or indirectly, such as through depositary receipts, and may invest in preferred stocks, convertible securities, rights and warrants. The portfolio managers also have flexibility to implement the Fund’s investment strategy through investing in active ETFs and ETFs that track relevant equity indices. The Fund typically invests primarily in issuers with a market capitalization of more than $1.5 billion at the time of purchase and may participate in IPOs. Under normal circumstances, the Fund aims to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or in connection with purchases of or redemptions from the Fund.

The portfolio managers employ a bottom-up stock-picking approach that seeks to make long-term investments in well-managed businesses with genuine and sustainable competitive advantages. The portfolio managers select companies without being constrained by a benchmark and, therefore, there may be listings in the Fund’s benchmarks that are not included in the Fund’s portfolio and holdings in the Fund’s portfolio that are not included in the benchmarks. Under normal circumstances, the intended outcome is a portfolio typically consisting of between 30 and 50 growth companies with the potential to outperform the Fund’s benchmarks over the long term. The portfolio managers focus on company research and the long-term outlook of companies and industries. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with industry thought leaders and academic institutions. Stock ideas are normally researched to assess a range of factors, including: long-term growth potential, geographic and industry positioning, competitive advantage, management, financial strength and valuation. The Fund is a non-diversified fund, which means that it may invest a relatively large percentage of its assets in a small number of issuers, industries or sectors. The Fund aims to hold securities for long periods (typically at least 5 years), which generally results in relatively low portfolio turnover and is in line with the portfolio managers’ long-term investment outlook. When assessing a company’s long-term growth prospects, the portfolio managers seek to identify and to incorporate a range of factors that are material to managing the Fund’s investment risks and maximizing capital appreciation. Such factors potentially include the environmental, social, and/or governance characteristics of the company, such as stewardship, sustainable business practices, and/or corporate culture. Additionally, a risk model is used to assist in the sizing of positions to implement the investment strategy while ensuring the portfolio is appropriate for an ETF. The risk model is not used to determine the underlying issuers to which the Fund seeks exposure, but rather incorporates data from third party vendors on metrics primarily related to the liquidity and characteristics of different instruments that may be used to gain desired exposures to underlying issuers and includes both qualitative and quantitative elements.

The portfolio managers believe a long-term investment horizon can allow the Fund to harness the asymmetry inherent in equity markets that allows successful investments to outpace losses in similarly sized positions that fail to thrive.

The portfolio managers may sell a holding if they determine there has been a material deterioration in the investment case or as appropriate to make other investments or meet redemptions.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its investment policies by taking temporary defensive positions with some or all of its assets in high quality income securities, cash or cash equivalents. As a result, during such conditions, the Fund may not achieve its investment objective.

See “Selected Investment Techniques and Topics —Location of Issuers” below for additional detail on how the Fund classifies the location of issuers in which it invests.

Principal Investment Risks

The “Principal Investment Risks” section below identifies and describes the principal risks of investing in the Fund.

Baillie Gifford ETF Trust – Prospectus

Selected Investment Techniques and Topics

In addition to the principal investment strategies discussed above, the Funds may engage in certain non-principal investment strategies. Additional context and details regarding both the Funds’ principal investment strategies and the Funds’ non-principal investment strategies are provided below.

Active and Frequent Trading

The Funds generally will not engage in active and frequent trading of portfolio securities as part of their ordinary-course efforts to achieve their principal investment strategies. In normal market conditions, the Manager expects to rebalance the Funds’ portfolios on a periodic basis. However, unusual market conditions may trigger increased trading and/or portfolio turnover for a Fund to the extent the relevant investment team deems such actions necessary or appropriate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs affect the Fund’s performance. Frequent trading can also increase the possibility of capital gain and ordinary distributions. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-advantaged or tax-exempt vehicle. Although the Manager may attempt to manage these adverse tax impacts of more frequent portfolio trading by utilizing the in-kind creation and redemption feature inherent to the ETF structure, there is no guarantee that these efforts will be successful.

“Alpha” Funds

The inclusion of the word “Alpha” in the name of certain Funds is not meant to suggest a specific investment style or that a Fund targets a specific return over and above its benchmark index. Nor should the word “Alpha” be interpreted as claiming any higher degree of active management than any other Fund.

Capitalization Criteria and Investment Limitations

Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

References to assets in the percentage limitations on the Funds’ investments refer to total assets, unless otherwise indicated.

Unless otherwise stated, when a Fund is described as investing in a particular type of security or other instrument, the Fund may make such investments directly or indirectly. Indirect exposure may be achieved through a combination of multiple instruments or through a combination of one or more investment instruments and cash or cash equivalents. Indirect investments may include depositary receipts, derivatives (based on either notional or mark-to-market value depending on the instrument and circumstances), placement warrants or other structured products. Indirect exposure may also be gained through investments in operating companies and pooled vehicles such as mutual funds, exchange traded funds (“ETFs”), private funds, and non-U.S. investment vehicles. Because the Funds are subject to various regulatory requirements and limitations, a Fund’s ability to obtain direct exposure to certain asset classes and investments may be prevented or restricted.

Cash Balances

Although each Fund will aim to remain fully invested in equities, each Fund may hold uninvested cash balances at the Fund’s custodian or invest in cash equivalent securities, such as money market funds (including money market funds that operate as ETFs), U.S. government securities (including U.S. Treasury notes and bills), repurchase agreements collateralized by such securities, and other high-quality debt investments, in order to facilitate daily portfolio operations and to take temporary defensive positions. As a result of taking a temporary defensive position, a Fund may not achieve its investment objective.

Considerations Related to Large Shareholders

To the extent that a significant portion of a Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the purchase and sale activities of these shareholders with regard to Fund shares could disrupt such Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders. Certain large purchases could cause the Fund to maintain larger-than-expected cash positions pending acquisition of investments. A sale by a large shareholder could require the Fund to sell investments, including at inopportune times, and could result in the Fund recognizing significant capital gains, including short-term capital gains, that would be distributed to shareholders in order for the Fund to meet the requirements for qualification as a regulated investment company and avoid a Fund-level tax. In addition, institutional separate accounts managed by the Manager may invest in a Fund and, therefore, the Manager at times may have discretionary authority over redemption decisions by a significant portion of the investor base holding shares of a Fund. In such instances, the Manager’s decision to make changes to

Baillie Gifford ETF Trust – Prospectus

or rebalance its client’s allocations in the separate accounts may impact the Fund’s performance. Because the Funds operate as ETFs, the ETF in-kind creation and redemption unit structure may mitigate, but not eliminate, some of these risks.

CPO Exclusion

The Manager, with respect to the Funds, has claimed an exclusion from the definition of the term commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, (the “CEA”) pursuant to Commodity Futures Trading Commission (“CFTC”) Rule 4.5. As a result, the Manager, is not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, each Fund will, among other things, be limited in its ability to use certain financial instruments that are subject to regulation by the CFTC, including futures and options on futures and certain swaps transactions. In the event that the Manager no longer qualifies for the Rule 4.5 exclusion with respect to a Fund, the Manager would be required to register with the CFTC as a CPO with respect to such Fund which may increase Fund expenses and adversely affect the Fund’s total return.

Currency Hedging

The Funds have not historically used, but may in the future use, various investment products to hedge the risks to the Funds from exposure to local currency movements. These products include currency forward contracts and options thereon, and options and “spot” transactions directly in foreign currencies.

New financial products and risk management techniques continue to be developed and the Funds may use these new investments and techniques to the extent they are consistent with the Funds’ investment objectives and strategies.

Emerging Markets

Certain Funds may invest in issuers located in emerging markets. The Funds consider emerging markets countries to be comprised of those that are represented in the MSCI Emerging Markets Index.

Frontier Markets

Certain Funds may invest in issuers located in frontier markets. The Funds consider frontier markets countries to be comprised of those that the Manager considers to be more developed than the least developed countries but less developed than emerging market countries.

Growth Companies

Each Fund may invest in growth companies. When assessing whether a company is “growth,” a Fund considers a range of factors, including, but not limited to,

the ability of the company to grow earnings faster than the market expects.

Illiquid Investments

A Fund may not purchase or otherwise acquire any illiquid investments if, immediately after the acquisition, the value of illiquid investments held by the Fund would exceed 15% of the Fund’s net assets. The term “illiquid investment” for this purpose means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Illiquid investments may include those securities whose disposition is restricted by securities laws, such as Rule 144A or private placement securities.

If the Manager determines at any time that a Fund owns illiquid investments in excess of 15% of its net assets, the Manager will cease to undertake new commitments to acquire illiquid investments until the Fund’s holdings no longer exceed this 15% limit, report the occurrence in compliance with relevant requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), and, depending on circumstances, may take additional steps to reduce the Fund’s holdings of illiquid investments.

Indian Foreign Investor Regulations

Only entities and persons that comply with certain statutory conditions and that are registered as foreign portfolio investors (“FPIs”) with the Securities and Exchange Board of India (“SEBI”) under the SEBI (FPI) Regulations, 2019 (“FPI Regulations”) are permitted to make direct investments in exchange-traded and certain other Indian securities. The Funds are expected to seek registration as FPIs. As an FPI, a Fund and any other FPIs belonging to the same “investor group” as the Fund (which may occur as a result of common majority ownership and/or common control, and which can include FPIs managed by an external third party) would only be able to hold up to 10% of the paid-up capital, or 10% of the paid-up value of each series of convertible debentures or preference shares or share warrants of an Indian company on an aggregate basis (the “10% Threshold”). In addition to the 10% Threshold, FPI investment in Indian companies may not exceed any sectoral cap on ownership by an FPI that applies to a particular company and/or the aggregate cap on FPI investments in a company.

Compliance with FPI Regulations limits a Fund’s ability to invest in certain companies, and may continue to limit the Funds’ ability to invest in certain companies even if

Baillie Gifford ETF Trust – Prospectus

the Funds were to become FPIs, each of which may negatively impact a Fund’s investment performance. Should the Funds become FPIs, a Fund may have to sell portfolio holdings to maintain compliance with the regulatory limits in order to continue to hold those investments as an FPI. Investments held in excess of the limits would be reclassified as Foreign Direct Investment, which would restrict further investment and may lead to adverse tax implications for a Fund.

Industry Classification of Issuers

The Manager shall make reasonable determinations as to the appropriate issuer industry classification, or sector classification of security issuers. As part of this determination, the Manager may take into account internal analysis or third party information such as categories, data or methodologies from Bloomberg Industry Classification Systems (BICS), Global Industry Classification Standard (GICS) codes, Standard Industry Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, the FTSE/Dow Jones Industry Classification Benchmark (ICV system) or any other reasonable industry classification system (including systems developed by the Manager). The Manager may use information differently for different industries, sectors or clients. The Manager’s determinations may differ from the determinations of other investment professionals, or other third parties. Even where the Manager generally relies on a particular classification system, it may depart from that system in specific cases at its discretion.

Investing in China through the Stock Connect programs and QFI program

Funds that invest in China may invest in China “A” Shares (“A Shares” or “China A Shares”). China A Shares are common stocks and other equity securities of issuers located in China that are listed or traded on the Shanghai Stock Exchange, the Shenzhen Stock Exchange, or any other stock exchange in China and which are quoted in renminbi (“RMB”), the official currency of China. These Funds may access China A Shares through the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (together, the “Stock Connect programs”) or through the Manager’s qualified foreign investor (“QFI”) license. Historically, investments in stocks, bonds, and warrants listed and traded on a mainland Chinese stock exchange, investment companies, and other financial instruments (collectively referred to as “China Securities”) approved by the China Securities Regulatory Commission (“CSRC”) were limited for investment by non-Chinese investors. The CSRC has now granted the Manager a QFI license allowing the Manager to invest directly in China Securities and the Funds now have access to the Stock Connect programs.

The Stock Connect programs are securities trading and clearing link programs that enable international investors to invest in China A Shares. Trading under the Stock Connect programs is subject to an aggregate daily quota, which limits the maximum net buy value of cross-boundary trades under each of the Stock Connect programs each day. This is monitored by the Stock Exchange of Hong Kong on a real-time basis and reset every day. If the daily quota drops to zero or is exceeded, no further buy orders will be accepted for the remainder of that day (although sales of China A Shares are permitted regardless of the daily quota). The daily quota is not specific to any one particular investor. The Stock Connect programs are also subject to various other restrictions which may constrain a Fund’s ability to invest in a particular company at a particular time, such as limits on when markets are open and trades processed and additional regulations and listing rules imposed by China and the Shanghai and Shenzhen exchanges.

Under the QFI program, there are certain regulatory constraints including, without limitation, restrictions on the types of instruments available for purchase by the license holder, the ability of the license holder to repatriate funds, and the structure of custodial and brokerage accounts for trading in Chinese securities. In particular, with respect to the QFI custodial arrangements, to the extent a Fund’s cash is commingled with the assets of other clients of a Chinese custodian and the Chinese custodian becomes insolvent, a Fund will not have any proprietary rights to the cash deposited in the account, and a Fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the Chinese custodian. Although the relevant QFI regulations have been revised to relax regulatory restrictions on the onshore capital management by QFI license holders (including removing investment quota limit and simplifying routine repatriation of investment proceeds). Further, QFI policies and rules are unique, evolving and subject to uncertainties as to how they will be implemented in practice and are subject to change and interpretation by People’s Republic of China authorities. Any of the above could have potential adverse effects on a Fund, including on a retroactive basis. For additional information regarding custody risks that may be applicable to both the QFI and Stock Connect programs, see “Principal Investment Risks – Non-U.S. Investment Risk” below and “Risks – Emerging Markets Risk – Custody Risk” in the Statement of Additional Information (the “SAI”).

See also “Principal Investment Risks – China Risk” below.

Baillie Gifford ETF Trust – Prospectus

Investment Companies

Each Fund may invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. The 1940 Act places limits on each Fund’s ability to invest in other registered investment companies, though the Funds may invest in other registered investment companies beyond the statutory limits pursuant to Rule 12d1-4 under the 1940 Act, subject to certain conditions. As a shareholder of these kinds of investment vehicles, a Fund may indirectly bear fees which are in addition to the fees the Fund pays its own service providers. To the extent permitted by law, the Funds may invest in collective investment vehicles that are sponsored by, and advised by, the Manager or an affiliate of the Manager (an “Affiliated Vehicle”). Any fee payable to the Manager or an affiliate thereof by any Affiliated Vehicle in respect of an investment by a Fund in such Affiliated Vehicle shall be reimbursed to the Fund by the Manager. Therefore, a Fund will only bear that portion of Affiliated Vehicle expenses payable to persons or entities other than the Manager or its affiliates, and will not be responsible for fees collected by the Manager at both the Fund level and the Affiliated Vehicle level.

Location of Issuers

A number of the Funds’ policies are determined by reference to whether an issuer is “located in” a particular country or group of countries, whether its “principal activities” are in certain regions, or whether the issuer is located outside the U.S. more generally.

In determining where an issuer is located for these purposes, or where an issuer’s principal activities are, the Manager will consider a number of factors (together, designed to determine whether an issuer is economically tied to a country or region), including but not limited to:

-	the markets in which the issuer’s securities are principally traded;

-	where the issuer’s headquarters, principal offices or operations are located;

-	where the issuer is organized;

-	the percentage of the issuer’s revenues or profits derived from goods produced or sold, investments made, or services performed in the relevant country;

-	the Manager’s own internal analysis; and

-	information provided by third party data analytics service providers.

No single factor will necessarily be determinative nor must all be present for the Manager to determine where an issuer is located. The Manager may weight these factors differently with respect to different geographic policies, different countries or different series of the Trust.

By way of example, the Manager may consider a company that is organized in the U.S., with its principal place of business in the U.S. and whose securities are traded principally on a U.S. exchange to be located outside the U.S., or to have its principal activities outside the U.S., if, for instance, more than 50% of the company’s revenues are derived from activity outside the U.S. This may be true even if the Manager does not determine that the company is located in a specific non-U.S. country.

The categorization for compliance testing purposes may differ from how different portfolio managers, investment professionals, or third parties assign the location of individual issuers.

Our Stewardship Approach

Consistent with the long-term investment objective of each Fund, the Manager has adopted a set of guidelines, called “Our Stewardship Principles and Guidelines” to, among other things, articulate the stewardship considerations that the Manager applies in evaluating portfolio companies, engaging with management, and voting proxies (the “Guidelines”). The Manager believes that a company selected for a Fund’s portfolio is unlikely to be financially sustainable in the long run if the portfolio managers believe that its approach to business is fundamentally out of line with changing societal expectations.

In connection with assessing the ability of a company to sustain financial growth over the long term, the Manager looks beyond current financial performance, undertaking proprietary research to build up an in-depth knowledge of an individual company and a view on their long-term prospects. This includes the consideration of a range of factors which the Manager believes are likely to affect the financial condition or operating performance of a holding or a portfolio, with a positive or negative impact on long-term investment returns. As part of the Manager’s assessment of such factors, and consistent with the Manager’s long-term investment outlook, the portfolio managers typically integrate considerations of the environmental, social, and/or governance (“ESG”) characteristics of potential and current portfolio holdings that the portfolio managers view as material to managing investment risks and maximizing capital appreciation. Such considerations can include the portfolio managers’ evaluation of companies’ sustainable business practices, corporate culture, progress in mitigating climate-related risks and/or progress in accessing opportunities relating to the broader global transition to a low-carbon economy, in each case taken in context of the longer-term investment risks of a Fund and outlook of the

Baillie Gifford ETF Trust – Prospectus

Manager. In connection with ESG evaluations, the portfolio managers commonly use a variety of information sources, from company reports and meetings to third-party research and insights generated by academic partners and industry experts. The portfolio managers also have access to various third-party data tools, including ESG data sources as well as a range of proprietary ESG tools and analytical frameworks. However, the Manager is not bound by any third-party data and does not use third-party data providers to categorically exclude or restrict investments for ESG purposes.

Each Fund and each portfolio management team may take a different approach to reach the goal of properly assessing and incorporating factors under the Guidelines into its investment process. Unless specifically in a Fund’s principal investment strategy, ESG factors are evaluated on a case-by-case basis, and no individual factor (such as “E” or “S” or “G”) or set of factors consistently or categorically receives elevated consideration. The relevance and materiality of ESG considerations in a Fund’s process will differ from strategy to strategy, from sector to sector, from issuer to issuer, and from portfolio manager to portfolio manager, and, in some cases (such as where the Manager lacks relevant ESG data or the portfolio managers do not deem such factors material to their investment thesis as to particular issues), ESG considerations are not assessed universally across all actual and potential holdings of a Fund. Given the flexible nature of the Guidelines and the inherent subjectivity of investment decision making, there can be no assurance that this process will result either in superior investment returns, or in a positive outcome for the environment or society.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the SAI. Each Fund discloses its portfolio holdings daily at www.bailliegifford.com/ETFs.

Periodic Rebalancing

The Manager expects to execute portfolio transactions for the Funds on a periodic schedule, generally after the Manager executes transactions in the same securities for other client accounts managed according to investment strategies similar to those pursued by the Funds. As a result, the Funds’ portfolios are expected to be rebalanced less frequently than other accounts and funds managed by the Manager, and a Fund’s portfolio trades will often occur after an accumulation of multiple trades that were executed for the Manager’s other accounts and funds. See also “Principal Investment Risks – Periodic Rebalancing Risk” below.

Further Information

Further information about the Funds’ investment strategies and investment instruments is available in the SAI.

Baillie Gifford ETF Trust – Prospectus

Principal Investment Risks

The value of your shares in a Fund will change with the value of the Fund’s investments. Many factors can affect that value. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.”

The principal risks most relevant to each Fund are summarized in the “Fund Summaries.” The risks described below expand on, and add to, the discussion in the “Fund Summaries.” The risks are described in alphabetical order and not in the order of importance or potential exposure.

The principal risks applicable to each Fund are identified below, which may include additional risks to those described in the “Fund Summaries.” Each Fund may be subject to additional risks other than those identified below because the types of investments made by each Fund can change over time. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Risks Applicable to Each Fund

-	Conflicts of Interest Risk

-	Equity Securities Risk

-	ESG Risk

-	ETF Structure Risk

-	Focused Investment Risk

-	Government and Regulatory Risk

-	Growth Stock Risk

-	Information Technology Risk

-	Investment Style Risk

-	IPO Risk

-	Large-Capitalization Securities Risk

-	Liquidity Risk

-	Long-Term Investment Strategy Risk

-	Market Disruption and Geopolitical Risk

-	Market Risk

-	New and Smaller-Sized ETF Risk

-	Periodic Rebalancing Risk

-	Risk Model Risk

-	Service Provider Risk

-	Small- and Medium-Capitalization Securities Risk

-	Valuation Risk

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Additional Risks

	Asia Risk	China Risk	Currency Risk	Developed Markets Risk	Emerging Markets Risk	Frontier Markets Risk	Geographic Focus Risk	Non- Diversification Risk	Non-U.S. Investment Risk	Settlement Risk	Underlying Funds Risk
Baillie Gifford Emerging Markets ETF	●	●	●		●	●	●		●	●	●
Baillie Gifford International Alpha ETF	●	●	●	●	●		●		●	●
Baillie Gifford International Concentrated Growth ETF	●	●	●	●	●		●	●	●	●
Baillie Gifford Long Term Global Growth ETF	●	●	●	●	●			●	●	●
Baillie Gifford U.S. Equity Growth ETF				●			●	●

Securities and techniques appearing in bold below but not otherwise defined below, are described in greater detail in the SAI, under the heading “Fund Investments—Investment Glossary.”

Baillie Gifford ETF Trust – Prospectus

Asia Risk

The economies of countries in Asia are in all stages of economic development, and investing in companies located in or with exposure to Asian countries involves certain risks and considerations not typically associated with investing in securities of U.S. issuers. Many Asian economies, such as those of Hong Kong, South Korea, or Singapore, are heavily dependent on international trade and on only a few industries or commodities and, as a result, can be adversely affected by trade or policy disputes which may be accompanied by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Similarly, certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. As export-driven economies, the economies of these countries are particularly vulnerable to any weakening in global demand of export products and are affected by developments in the economies and trade policies of their principal trading partners, which may include China, Japan, and the U.S.

Economic conditions in other countries within and outside Asia can impact Asian economies. Many Asian economies are also intertwined, such that the countries may experience recessions at the same time or respond similarly to adverse events. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, and any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Funds invest. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Also, securities of some companies in Asia can be less liquid than U.S. or other foreign securities, potentially making it difficult for a Fund to sell such securities at a desirable time or price.

Furthermore, many Asian economies, such as China, South Korea and India, have experienced rapid growth and industrialization, and there is no assurance that their growth rate will be maintained. Companies in Asia may be subject to risks such as nationalization or other forms of government interference as governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many industries. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Funds’ securities or on economic conditions generally. Further, some Asian countries have governments with relatively short histories, which may increase the risk of political instability. Flooding, monsoons and other natural disasters also can significantly affect the value of investments.

Additionally, many Asian economies are considered emerging market economies. These countries are often characterized by undeveloped financial service sectors, high inflation, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets. Investments in emerging Asian markets are generally subject to a greater risk of loss than investments in developed Asian markets. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as compared to in the U.S., may increase the risk of loss.

Special Risk Considerations of Investing in India

Securities laws in India are relatively new and unsettled and, as a result, there is a risk of significant and unpredictable change in laws governing foreign investment, securities regulation, title to securities and shareholder rights. Foreign investors in particular may be adversely affected by new or amended laws and regulations.

Investments in securities of issuers located in India involve heightened risks that include, among others, political and legal uncertainty, greater government control over the economy, and greater risk of hyperinflation, currency fluctuations, blockage of currency movements, repatriation of capital invested, and the nationalization or expropriation of assets. Moreover, India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and has confronted separatist movements, religious clashes, and border disputes. In addition, the availability of financial instruments with exposure to Indian financial markets may be substantially limited by the restrictions on foreign investors.

Government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets offer higher potential for losses. Governmental actions could have a negative effect on the economic conditions in India, which could adversely affect the value and liquidity of investments made by a Fund.

Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, as discussed in “Selected Investment Techniques and Topics – Indian Foreign Investor Regulations”, the Reserve Bank of India has imposed limits on foreign ownership of Indian companies, which may decrease the liquidity of a Fund’s portfolio and result in increased volatility in the prices of Indian securities. These factors, coupled with the lack of extensive accounting, auditing and financial reporting

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standards and practices applicable in the U.S., may increase the risk of loss for a Fund.

India’s tax regime is unique, and each Fund may be subject to Indian income tax on income earned from, or with respect to, Indian securities, to securities transaction tax in respect of dealings in Indian securities purchased or sold on the Indian stock exchanges and to Indian capital gains taxes in a manner the Fund may not be in other jurisdictions. Because each Fund’s shareholders ultimately bear the tax consequences of a Fund’s holdings, shareholders may bear the burden of Indian taxes on a Fund’s investments.

Special Risk Considerations of Investing in Japan

Investing in Japan may involve greater geopolitical, economic, and environmental risk than investing in the United States or other developed economies. For example, despite Japan’s recent economic growth and emerging economic relationships with neighboring Southeast Asian countries, the growth of the Japanese economy has been behind that of other major developed economies. Part of the reason for this is that Japan, like many Asian countries, is still heavily dependent upon international trade, such as oil imports, and thus susceptible to the adverse effects of trade barriers, exchange controls, and other measures imposed or negotiated by the countries with which they trade. One trading partner in particular is China, whose political relationship with Japan has, at times, been stressed. Such political tensions could adversely affect the Japanese economy and destabilize the region. Further, at times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, certain corporate structural weaknesses, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters and/or geopolitical developments could significantly affect the Japanese economy.

The value of Japan’s currency, the yen, has been susceptible to fluctuations. Increases in its value may cause a decline in exports that could weaken the Japanese economy. Japan has in the past, countered drastic shifts in its currency by intervening in the currency markets in an attempt to maintain or reduce the value of the yen. This intervention in the currency markets could cause the value of the yen to swing sharply and unpredictably and could cause losses to investors.

Japan has an aging population and a significant population decline, which has resulted in a shrinking workforce. Its labor market appears to be undergoing fundamental structural changes, as it has shifted from a labor market familiar with lifetime employment to a market adjusted to meet the need for increased labor mobility. This change in the labor market may adversely affect Japan’s economic competitiveness. Furthermore, natural disasters, such as earthquakes, volcanoes, typhoons, and tsunamis have and may continue to pose negative effects on the Japanese economy.

Investing in issuers located in Japan also exposes a Fund to additional risks, as further described in this section under “Developed Markets Risk”, “Non-U.S. Investment Risk”, and “Market Disruption and Geopolitical Risk” and in the SAI under “Special Risks of Investing in Asian Securities.”

Special Risk Considerations of Investing in Taiwan

Continuing hostility and the potential for future political or economic disturbances between China and Taiwan may have an adverse impact on the values of investments in either China or Taiwan or make investments in China and/or Taiwan impractical or impossible. Any escalation of hostility between China and Taiwan would likely distort Taiwan’s capital accounts, as well as have a significant adverse impact on the value of a Fund’s investments in both countries, and in other countries in the region.

Investing in issuers located in Asia also exposes a Fund to additional risks, as further described in this section under “China Risk”, “Emerging Markets Risk”, “Frontier Markets Risk”, “Non-U.S. Investment Risk”, and “Market Disruption and Geopolitical Risk”, in “Selected Investment Techniques and Topics – Indian Foreign Investor Regulations”, and in the SAI under “Special Risks of Investing in Asian Securities” and “Special Risk Considerations of Investing in China.”

China Risk

Special Risk Considerations of Investing in China

Investing in securities of Chinese issuers, including by investing in China A Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers in part because the Chinese government exercises significant control over the Chinese economy through heavy involvement in economic and regulatory policy. Certain risks and considerations of investing in Chinese issuers include among others, more frequent trading suspensions and government interventions (including by nationalization of assets and installation of party officials within certain companies), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, restrictions on the size of permissible positions in individual Chinese issuers, potential for increased trade

Baillie Gifford ETF Trust – Prospectus

tariffs, sanctions, embargoes and other trade limitations, greater political, economic, social, legal and tax-related uncertainty, high market volatility caused by any potential regional territorial conflicts, social instability, or natural disasters, custody risks, risks associated with investments in variable interest entities, and potential adverse tax consequences. U.S. sanctions or other investment restrictions could preclude a Fund from investing in certain Chinese issuers or cause a Fund to sell investments at a disadvantageous time. Changes to political and economic relationships, including recent trade and policy disputes and strained international relations, between China and other countries and changes to China’s socioeconomic systems may adversely affect a Fund’s investments in China. For example, continued hostility and the potential for future political or economic disturbances between China and the United States may have an adverse impact on the values of investments in China, the United States, and/or other countries. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets, and individual securities may be severely affected both regionally and globally, and the value of a Fund’s assets may go down.

Additionally, portions of the Chinese securities markets may become rapidly and unexpectedly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities and have exercised that ability in the past in response to market volatility and other events. If the liquidity of investments became impaired, it could make investments more difficult to value, limit a Fund’s ability to obtain cash to meet redemptions on a timely basis, hinder a Fund’s ability to honor redemption requests within the allowable time period, and force a Fund to sell securities at a reduced price or under unfavorable conditions.

Stock Connect Investing Risk

A Fund may directly invest in A Shares listed and traded on the Shanghai Stock Exchange or Shenzhen Stock Exchange through the Stock Connect programs or on such other stock exchanges in China which participate in the Stock Connect programs from time to time. A Fund’s investments in Stock Connect A Shares are generally subject to Chinese securities regulations and listing rules, among other restrictions that may affect a Fund’s investments and returns, including daily limits on net purchases across the whole stock connect system and transfer restrictions. In addition, when investing through the Stock Connect programs, a Fund will not have access to the full market of China A Shares. Such investments are also subject to heightened tax and settlement risk and the risk of price fluctuations of A

Shares during times when the Stock Connect programs are not trading. The Stock Connect programs are relatively new programs. Further developments are likely and there can be no assurance as to the programs’ continued existence or whether future developments regarding the programs may restrict or adversely affect a Fund’s investments or returns.

QFI Investing Risk

The Funds may directly access securities of companies listed on exchanges located in China through the Manager’s QFI license. Investing in eligible securities of Chinese issuers through the QFI program presents additional risks. Under the QFI program, there are certain regulatory restrictions relating to, among other things, investment scope (including restrictions on the types of instruments available for purchase by the license holder), repatriation of funds, foreign shareholding limits, and account structure (including the structure of custodial and brokerage accounts for trading in Chinese securities), which could change at any time and adversely affect a Fund’s investments. Additionally, there are ongoing uncertainties regarding how recent changes to the QFI program will be implemented.

ChiNext and Science and Technology Innovation Boards

A Fund may, either through the Stock Connect Programs or the Manager’s QFI license, access certain subsidiary boards of various Chinese stock exchanges (such boards, the “Chinese Boards”), such as the ChiNext Board, a subsidiary of the Shenzhen Stock Exchange, or the Science and Technology Innovation Board, a subsidiary of the Shanghai Stock Exchange. Companies listed on the Chinese Boards are typically smaller capitalization companies with shorter operating histories and therefore their securities may be more vulnerable to market risks and market volatility than larger companies listed on the main boards of Shenzhen Stock Exchange or Shanghai Stock Exchange. Additionally, as the Chinese Boards have different listing processes and standards than those of the main boards of the Shenzhen Stock Exchange or Shanghai Stock Exchange, a Fund may be subject to a greater risk that a company it buys through the Chinese Boards is eventually delisted. If such a situation were to occur, the Fund may lose its ability to trade the delisted shares and may lose its invested capital in a company.

See also “Small- and Medium-Capitalization Securities Risk.”

Cross-Exchange Trading Risk

Trades do not cross between the Shanghai and Shenzhen stock exchanges and a separate broker is assigned for each exchange. If a Fund rebalances across both exchanges, the Fund must trade out of

Baillie Gifford ETF Trust – Prospectus

stocks listed on one exchange with a broker and trade into stocks on the other exchange with a separate broker. As a result, the Fund may incur additional fees.

Chinese Currency and Repatriation Risk

The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, which places significant restrictions on the remittance of foreign currencies and strictly regulates currency exchange from RMB. There is no assurance that there will always be sufficient amounts of RMB for a Fund to remain fully invested. Any restrictions on repatriation of a Fund’s portfolio investments may have an adverse effect on a Fund’s ability to meet redemption requests or achieve its investment objective.

China A Shares Tax Risk

Investments in A Shares could result in unexpected tax liabilities for a Fund. Chinese law imposes withholding taxes on dividends and interest paid to foreign investors by companies listed in China, as well as capital gains realized by such investors, subject to certain temporary exemptions applicable to capital gains and value-added tax on gains realized from investments in A Shares. Application of these rules, including as a result of revocation of any temporary exemptions, could result in tax liabilities for a Fund, which could negatively affect investment returns for shareholders. Any restrictions on repatriation could limit a Fund’s ability to satisfy the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”), and a Fund may be required to sell other investments (including when it is not advantageous to do so) to meet such distribution requirements. If a Fund were unable to meet such distribution requirements, the Fund would be subject to U.S. federal income tax at the Fund level.

Variable Interest Entity Risk

Certain Funds may also gain investment exposure to certain Chinese companies through variable interest entity (“VIE”) structures. Such investments are subject to the investment risks associated with the Chinese-based company. The VIE structure enables foreign investors, such as the Funds, to obtain investment exposure to a Chinese company in situations in which the Chinese government has limited or prohibited the non-Chinese ownership of such company. The VIE structure does not involve direct equity ownership in a China-based company, but instead establishes claims to the China-based company’s profits and control of the company’s assets through contractual arrangements. Recently, China has proposed the adoption of rules which would affirm that VIE-structured overseas listings are legally permissible. If, however, the Chinese government were to determine that the contractual arrangements establishing the VIE structure did not comply with Chinese law or regulations, the Chinese operating company could be subject to penalties, revocation of its business and operating license, or forfeiture of ownership interests. Further intervention by the Chinese government with respect to any existing VIE structures could significantly affect the relevant Chinese operating company’s performance and thus, the value of the Fund’s investment through a VIE structure, as well as the enforceability of the contractual arrangements of the VIE structure. It remains unclear whether any new laws, rules, or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments such as seals are used without authorization. In the event of such an occurrence, a Fund, as a foreign investor, may have little or no legal recourse. In addition to the risk of government intervention, investments through a VIE structure are subject to the risk that the China-based company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, or Chinese law changes in a way that adversely affects the enforceability of the arrangements, or the contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available.

Investing in issuers located in China also exposes a Fund to additional risks, as further described in this section and under “Asia Risk”, “Emerging Markets Risk”, “Non-U.S. Investment Risk”, and “Market Disruption and Geopolitical Risk” and in the SAI under “Special Risks of Investing in Asian Securities” and “Special Risk Considerations of Investing in China.”

Conflicts of Interest Risk

The following does not purport to be a comprehensive list or complete explanation of all potential conflicts of interest which may affect a Fund. Any Fund may encounter circumstances, or enter into transactions, in which conflicts of interest may arise, which are not listed or discussed below.

Conflicts Relating to the Funds’ Mixed Shareholder Base

To the extent Fund shares are held by institutional investors with shareholder servicing relationships with the Manager and its affiliates, such shareholders will likely receive information or reporting regarding their accounts that is different from the regular reporting the Fund makes to shareholders as a whole. The Manager

Baillie Gifford ETF Trust – Prospectus

and the Fund each maintains a Group Compliance Manual as well as various procedures and guidelines designed to promote equal treatment and fairness among Fund shareholders and to prevent the inappropriate flow of material, non-public information. Nevertheless, the Manager’s relationships with a Fund’s institutional investors, if any, gives rise to various conflicts of interest, since the Manager will sometimes have an incentive to favor those shareholders over other shareholders in the Fund.

Furthermore, one or more of the Manager’s clients may invest in a Fund and, therefore, the Manager at times may have discretion to cause a significant portion of the Fund’s investor base to redeem its investments in the Fund. Such redemptions may be made to make changes to or rebalance client allocations, including to the Fund, and may impact the Fund’s performance. In addition, when a significant portion of the Fund’s assets are held by other clients of the Manager, redemptions from the Fund may be more correlated with one another, which could have a negative impact on the Fund’s liquidity.

Conflicts Relating to Side-by-Side Management of the Funds and Other Accounts

The Manager serves as investment adviser to various clients other than the Funds, including institutional separate accounts and other U.S. and non-U.S. pooled investment vehicles. Some of these clients may pursue strategies that are substantially similar or nearly identical to investment strategies pursued by a Fund. Other clients may pursue strategies that differ from a Fund’s but which involve investments in many of the same securities. This “side-by-side” management gives rise to various potential or actual conflicts of interest. For example, one client may be seeking to invest in (or divest from) the same securities at the same time as a Fund. In addition, the Manager may invest on behalf of other clients in a company’s securities issued prior to an IPO. Those client accounts may maintain their holdings, increase their holdings or sell their holdings in connection with the company’s IPO. Since the Funds would generally invest only at the time of, or after, an IPO, the Manager could be subject to conflicts in connection with the Funds’ later investment in the company. For example, the Manager could have an incentive to have the Funds purchase shares at the time of, or after, the IPO if doing so would benefit the Manager’s other accounts. While the Manager maintains procedures to mitigate such conflicts, including procedures for the fair allocation of trades among its clients, it may have an incentive to favor some clients over others, particularly where the Manager is acting for a client account whose management fee depends on the performance of the account. No Fund currently pays a performance fee of any kind, while other accounts managed by the Manager do pay performance fees.

In addition, different client types typically have different client service relationships with the Manager. For example, an institutional separate account client whose account pursues the same investment strategy as a Fund may receive different, more, or more timely information regarding investment performance, portfolio holdings, strategy developments and/or the Manager’s general market outlook than shareholders in the Fund. This informational advantage could provide an opportunity for a client to take actions that may have a detrimental impact on a Fund and its shareholders. For example, earlier reporting of negative news may cause a client to withdraw its investment with the Manager, causing a sale of portfolio securities that further depresses market prices for those securities and negatively impacts the net asset value of a Fund (the “NAV”), in the event it is managed in parallel with that client’s account. Although the Funds’ investment objective and strategies are substantially similar to those of other accounts and funds managed by the Manager, differences in purchase and redemption structure, investment restrictions and legal requirements and the public nature of the Fund’s positions lead to the use of different trading practices and portfolio decisions. See “Periodic Rebalancing Risk” for additional details regarding the differences in trading approaches taken by the Manager.

The Manager maintains various internal guidelines, procedures and processes to mitigate the conflicts of interest that arise from these diverse client relationships. Included among these are trade allocation policies designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities. While these guidelines, procedures and processes are designed to ensure that all the Manager’s clients are treated fairly, there is no guarantee that they will be effective in all cases.

Conflicts Relating to Investment Personnel Holding Positions in External Organizations

Subject to compliance oversight by the Manager, investment personnel may hold board or other non-executive positions in companies outside of Baillie Gifford (“External Organizations”), which could expose those individuals to material non-public information (“MNPI”). Any MNPI known could be imputed to the entire Baillie Gifford organization, including the Manager, which could impact trading across all Baillie Gifford strategies and limit the ability of the Manager to execute trades on behalf of the Funds. In addition to impacting a Fund’s ability to trade in the External Organization, the possession of MNPI could also restrict the Manager’s

Baillie Gifford ETF Trust – Prospectus

ability to trade the securities of public companies in which the External Organization also invests alongside the Fund. While the Manager has implemented compliance measures to mitigate the impact of this risk, there is no guarantee that exposure to MNPI can be completely prevented. Because a Fund might not be able to buy or sell a company’s securities during times when the Manager is deemed to be in possession of MNPI, its performance could be negatively impacted. In addition, where a portfolio manager of a Fund holds an External Organization position, he or she may be restricted from participating in deliberations concerning certain investments related to that External Organization.

Currency Risk

If a Fund trades in securities quoted or denominated in currencies other than the U.S. dollar, or receives income in or takes a long position in a non-U.S. currency, and that currency declines in value relative to the U.S. dollar, the return to the Fund will be reduced. The Funds may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies directly. The Funds do not expect to engage in currency hedging and thus expect to be fully exposed to currency fluctuations relative to the U.S. dollar.

The values of non-U.S. currencies may fluctuate relative to the U.S. dollar in response to, among other factors, changes in supply and demand in the currency exchange markets, trade balances, actual or perceived interest rate changes, long-term opportunities for investment and capital appreciation, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. For further information, please see “Market Disruption and Geopolitical Risk” below.

If a Fund trades in securities quoted or denominated in currencies other than the U.S. dollar, or receives income in or takes a position in a non-U.S. currency, and that currency becomes illiquid, the Fund may not be able to convert that non-U.S. currency into U.S. dollars. As a result, the Manager may decide to purchase U.S. dollars in a parallel market in which the exchange rate is materially and adversely different. This will add to the cost of trading. For further information, please see “Liquidity Risk” below.

Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Developed Markets Risk

Investing in securities of companies located in, or with exposure to, developed countries will subject the Fund to the regulatory, political, currency, security, economic and other risks associated with such countries. In recent periods, countries with developed markets have generally experienced slower economic growth than some less developed countries. In addition, developed countries will be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities, among other things.

Services sectors (e.g., the financial services sector) generally tend to represent the primary source of economic growth in developed markets, which can make them susceptible to the risks of individual service sectors. Increased regulatory burdens on certain markets, including labor and product markets, can impact certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed market countries are heavily indebted, which may lead to downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain countries with developed markets may rise to levels that make it difficult for such countries to service their debt levels without significant help from other countries or from a central bank. Developed market countries can be dependent on the economies of certain key trading partners and their changes in any one economy may cause an adverse impact on several developed countries.

Emerging Markets Risk

Investments in emerging markets are generally subject to a greater risk of loss than investments in developed markets.

Emerging market economies may experience greater volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability than more established markets. Emerging markets economies may also have less developed accounting, legal and regulatory systems, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more significant governmental limitations on investment policy when compared with typical developed markets. For example, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the Securities and Exchange Commission (the “SEC”), the U.S.

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Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses. Similarly, the reliability of trading and settlement systems in some emerging markets may not be equal to that available in more developed markets, which may result in problems realizing investments. See “Non-U.S. Investment Risk” below.

In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. They may also be reliant on a few industries, international trade or revenue from particular commodities. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. In certain emerging market countries, governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet such Fund’s obligations. For example, restrictive investment quotas, controls and other dealing limitations may apply.

For these and other reasons, investments in emerging markets are often considered speculative. To the extent any Fund invests in emerging markets, it will be subject to all of the general risks described in this Prospectus as well as special risks (some of which are described in the SAI) that may affect the region where such Fund invests. See also “Frontier Markets Risk” below.

In addition, emerging markets risk for an emerging markets fund that excludes China from its investment universe may entail the additional risks associated with taking more focused positions in a smaller number of countries given that some emerging market countries (such as, for example, India and South Korea) may present relatively larger or more frequent investment opportunities compared to other emerging markets countries. See “Focused Investment Risk” below.

Equity Securities Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Different types of equity securities provide different voting and dividend rights and priority in the event of a bankruptcy and/or insolvency of the issuer. The Funds may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts as described under “Depositary Receipts” below.

Equity securities may experience significant price volatility, and the market prices of equity securities can decline in a rapid or unpredictable manner.

The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions or actions taken by its management or employees, which could include fraud or a criminal act, or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs.

The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates, investor confidence, or market conditions, adverse circumstances involving the credit markets, or announcements of economic, political, or financial information. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market prices of equity securities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equity securities trading at lower multiples.

The Funds may invest in the equity securities of issuers with smaller to medium-sized market capitalizations. See “Small- and Medium-Capitalization Securities Risk” below.

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Depositary Receipts

The Funds may invest in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers, including political, regulatory, and economic risks because the value of a depositary receipt is dependent upon the market price of an underlying non-U.S. security. Investments in depositary receipts may similarly be less liquid and more volatile than the underlying securities in their primary trading market.

The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Investing in these instruments exposes a Fund to credit and counterparty risk with respect to the issuer of the ADR, EDR or GDR, in addition to the risks of the underlying investment. There may be less publicly available information regarding the issuer of the securities underlying a depositary receipt than if those securities were traded directly in U.S. securities markets. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may also have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. In addition, a depositary or issuer may unwind its depositary receipt program, or the relevant exchange may require depositary receipts to be delisted, which could require a Fund to sell its depositary receipts (potentially at disadvantageous prices) or to convert them into shares of the underlying non-U.S. security (which could adversely affect their value or liquidity). Depositary receipts also may be subject to illiquidity risk, and trading in depositary receipts may be suspended by the relevant exchange.

Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and redemption fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and redemption of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders.

Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks, synthetic convertible securities and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk.

Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible. Convertible securities may also be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings.

Participatory Notes

From time to time, a Fund may use participatory notes (“P-Notes”) to gain exposure to securities in certain foreign markets. P-Notes are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S. based brokerage firms buy securities

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listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of the securities and markets. The performance results of P-Notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, P-Notes entail the risk that the counterparty or issuer of the P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a P-Note will be willing to repurchase such instrument when a Fund wishes to sell it. For further information about some of the risks, please see “Emerging Markets Risk,” “Liquidity Risk,” “Market Disruption and Geopolitical Risk,” and “Non-U.S. Investment Risk” in this section.

Preferred Securities

Preferred stocks (or “preferred securities”) represent equity interests in a company that generally entitles the holder to receive, in preference for the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred securities may pay fixed or adjustable rates of return and are subject to issuer-specific risks.

Dividends for preferred securities are typically paid after payments to debt and bond holders. Unlike debt securities, dividend payments on a preferred security typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally under no obligation to pay dividends. A preferred security may therefore lose substantial value if the board of directors of the issuer decides not to pay dividends. Further, because many preferred securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates. If a Fund owns a preferred stock that is deferring its distribution, it may also be required to recognize income for tax purposes despite the fact that it is not receiving current distributions with respect to this position. As a result, a Fund may be required to sell other investments (including when it is not advantageous to do so) to satisfy the distribution requirements applicable to regulated investment companies under the Code.

Preferred security holders commonly have no or limited voting rights with respect to the issuing company, which will limit the ability of the Fund to influence the issuer.

Many preferred securities allow holders to convert the preferred securities into common stock of the issuer. Consequently, their market price can be sensitive to changes in the value of the issuer’s common stock. Declining common stock values may also cause the value of the Fund’s investments to decline.

Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in a Fund’s yield.

Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

ESG Risk

To the extent that a Fund’s portfolio managers incorporate environmental, social and/or governance considerations (“ESG Factors”) into the Fund’s investment process as a part of the Fund’s long-term investment approach, the Fund is subject to the risk that it may underperform funds that do not take ESG Factors into account.

In general, use of ESG Factors in the securities selection process will affect a Fund’s exposure to certain issuers, industries, sectors, regions, and countries; may lead to a smaller universe of investments than other funds that do not incorporate ESG Factor analysis; and may negatively impact the relative performance of the Fund over the short, medium or even long term depending on how successfully those ESG Factors are incorporated and whether such investments are in or out of favor. Additionally, the consideration of ESG Factors may prioritize long-term rather than short-term returns, and therefore may negatively impact the relative performance of the Fund over shorter periods.

Environmental considerations and risks are particularly relevant for Funds with portfolio management teams that invest in companies that the portfolio managers expect will take action consistent with a successful climate transition in alignment with global efforts towards net zero greenhouse gas emissions. Such Funds may be less likely to invest in some market opportunities as compared to funds that do not seek to invest in companies that the portfolio managers have deemed climate-fit, which may lead to underperformance for such Funds.

In addition, there is a risk that portfolio holdings will not operate as expected with respect to the potential

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transition to a net zero economy and the reduction of global greenhouse gas emissions. A company’s climate-fitness, including carbon-reduction performance or practices, or the portfolio managers’ assessment of climate-fitness could vary over time. There are significant differences in interpretations of what it means for a company to take adequate steps to reduce and/or offset its greenhouse gas emissions, to integrate the related challenges into business strategies, and to provide robust disclosure on climate change and other significant environmental issues. While the portfolio managers believe that their evaluation of these characteristics is reasonable, the views that the portfolio managers take in making decisions may differ from those of other investors or advisers regarding such characteristics.

In considering ESG factors or assessing ESG criteria or applying ESG-related exclusions, the portfolio managers may be dependent upon information and data obtained through reporting (which may be on a voluntary basis) by issuers or third-party sources or research that may be incomplete, inaccurate, out of date or unavailable. Such information and data may be based on backward looking and/or estimated analysis and the subjective nature of the ESG criteria means that a wide variety of outcomes are possible. Certain issuers may emphasize only one or two ESG factors, or a particular aspect of one or more factors, as part of their ESG practices. ESG data may also rely on the methodology of one provider, which may vary from other databases. The portfolio managers may, if appropriate, attempt to mitigate these limitations through the use of a variety of data sources (where available), active engagement with companies and the portfolio managers’ own in-house research. However, there is a risk that ESG information and data obtained by the portfolio managers may not adequately address the underlying detail around relevant material ESG considerations and this could impact the portfolio managers’ assessment of related risks and opportunities. See also “Long-Term Investment Strategy Risk” and “Selected Investment Techniques and Topics – Our Stewardship Approach.”

ETF Structure Risk

The Funds are structured as ETFs and are subject to special risks, including:

Authorized Participant Concentration Risk

As ETFs, the Funds issue and redeem shares on a continuous basis at their NAV only in a large, specified number of shares called a “Creation Unit.” Only a limited number of institutional investors (known as “Authorized Participants”) may engage in creation or redemption transactions directly with a Fund, and no Authorized Participant is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to a Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.  In addition, to the extent that securities held by the Fund are traded outside a collateralized settlement system, Authorized Participants may be required to post collateral on certain trades on an agency basis (on behalf of other market participants), which only a limited number of Authorized Participants may be able to do.

Not Individually Redeemable

Shares are not individually redeemable by retail investors and may be redeemed from the Fund only by Authorized Participants at NAV in Creation Units. An Authorized Participant may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

Market Trading Risk

A Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Although the Funds’ shares will be listed for trading on the Nasdaq Stock Market LLC (the “Exchange”), an active trading market for a Fund’s shares may not be developed or maintained by market makers or Authorized Participants. Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in Fund shares. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Any of these factors, among others, may lead to a Fund’s shares trading at a premium or discount to NAV, and the underlying value of those shares and bid/ask spreads could widen.

The Fund’s shares may be listed or traded on exchanges or markets other than the Exchange (where the Fund’s primary listing is maintained) and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market, including the Exchange. The Fund’s shares may be less actively

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traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker-dealer direct their trades for execution. See also “Early Close/Trading Halt/Delisting Risk” below.

Early Close/Trading Halt/Delisting Risk

Trading in Fund shares may be halted due to market conditions or for other reasons that, in the view of the Exchange, make trading in shares of a Fund inadvisable. Additionally, an exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. The Funds must satisfy various standards established by the Exchange in order to ensure that Fund shares can continue to be listed for trading. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met.

Trading in Fund Shares is Subject to Expenses

Most Fund investors will buy and sell Fund shares on the Exchange or on another secondary market. When buying or selling shares of a Fund, investors typically will pay brokerage commissions or other charges imposed by financial intermediaries as determined by that financial intermediary (as more fully described under “Payments to Financial Intermediaries” in the SAI). In addition, secondary market investors will also incur the cost of the difference between the price that a buyer is willing to pay for shares (the “bid” price) and the price at which a seller is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The spread varies over time for shares of the Fund based on trading volume and market liquidity, and is generally narrower if the Fund has more trading volume and market liquidity and is wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause increased spreads. There may also be regulatory and other charges that are incurred as a result of trading Fund shares. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.

Fluctuation of NAV and Market Price Risk

The NAV of a Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The Funds’ shares are listed on the Exchange and can be bought and sold in the secondary market at market prices. The market prices of a Fund’s shares will generally fluctuate in accordance with changes in NAV as well as in response to the relative supply of and demand for the Fund’s shares on the Exchange and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of a Fund’s shares may deviate significantly from NAV during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Manager cannot predict whether the shares will trade below, at, or above their NAV. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Fund shares may result in shares trading at a significant premium or discount to NAV and/or in a reduced liquidity of a shareholder’s investment. During such periods, shareholders may be unable to sell their shares, may pay significantly more than NAV when buying Fund shares, or may receive significantly less than NAV when selling Fund shares.

The market price of shares during the trading day, like the price of any exchange-traded security, includes a bid-ask spread charged by the exchange specialist, market makers, or other participants that trade the particular security. In times of severe market disruption or volatility, the bid-ask spread can increase significantly. At those times, shares of a Fund are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Fund shares is falling fastest. Securities held by a Fund may be traded in markets that close at a different time than the Exchange. During the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Fund’s NAV may widen.

Fund Shares may be Sold Short

Shares of a Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with short selling activity.

Transparency Risk

Pursuant to applicable regulatory requirements, each Fund discloses its full portfolio holdings each business day, which reflects changes to its holdings as of the close of business the prior day. Daily publication of a Fund’s portfolio holdings information could permit other market participants to trade in the securities identified in

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the Fund’s public disclosure, and to the extent the Fund was trading in those securities over multiple days, trading by such other market participants could disadvantage the Fund and its shareholders by negatively impacting the prices at which the Fund may be able to buy investments for its portfolio or sell its holdings. Such front-running or other predatory trading practices by other market participants could reduce shareholder returns over time.

NAV Error Correction

In light of the fact that the Funds operate as ETFs, the Funds’ procedures for NAV error correction provide that, in instances where corrective action is required due to a material NAV error resulting in a loss to an Authorized Participant or shareholder, the Fund will reimburse only Authorized Participants. The procedures do not provide for reimbursement to shareholders who are not Authorized Participants and who incur a loss by transacting on an exchange at a price affected by a material NAV error.

Cash Purchase and Redemption Risk

Purchases and redemptions of Creation Units that include a substantial cash component, rather than through in-kind delivery of portfolio securities, may cause a Fund to incur certain costs. These costs could include brokerage costs or taxable gains or losses that the Fund might not have incurred if an Authorized Participant had made purchases and redemptions in kind. These costs could be imposed on the Fund, and thus decrease the Fund’s NAV, to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant.

Foreign Market Trading

The NAV of a Funds' shares may change on days when, or during times at which, Authorized Participants will not be able to purchase or redeem shares of the Fund. This is because certain Funds may invest in securities that are primarily traded on foreign exchanges which may trade at times or on days when the Fund does not price its shares. In such situations, there may be changes between the last quote of the underlying securities' value in the closed foreign market and the value of such underlying securities during the Funds' domestic trading day, which could lead to differences between the market price of a Fund's shares and the shares' underlying value.

Focused Investment Risk

Funds whose investments are focused in related, or a limited number of, countries, regions, sectors, companies or industries (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers with high positive correlations to one another, are subject to greater overall risk than funds whose investments are more diversified.

A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers. In such cases, a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

To the extent that a Fund focuses its investments in securities denominated in a particular foreign currency or in investments tied economically to (or related to) a narrowly defined geographic area, it will be subject to increased risks, when compared with more diversified funds. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region. Similarly, a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country may be sensitive to the same events, such as weather, natural disasters, public health crises, or events affecting other companies in that region or country because of common characteristics, risk exposures and regulatory burdens. Issuers in the same area may also react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” below.

A Fund that focuses its investments in a certain type of issuer will be particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or a “sector”). For example, the market prices of investments in the software, internet and semiconductor industries tend to fluctuate in response to investor sentiment regarding the broader technology sector. The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.

Special Risks of Focused Investments in Growth Companies

As discussed herein, each Fund may take on significant exposure to a small number of growth stock issuers, or to a broader portfolio consisting predominantly of growth companies, which can create outsize risk. This is, in part, because, historically, growth companies are disproportionately prevalent in certain industries (such as those relating to the Internet, software and semiconductors), which tend to be particularly prone to loss and wide fluctuation in price. Furthermore, growth companies in these types of industries may have a tendency periodically to decrease in price at roughly the same time, which can further hinder the ability of portfolio managers to diversify risks of loss.

Frontier Markets Risk

Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid and, as a result, may be more volatile and less liquid than investments in more developed markets or in other emerging market countries. Some of these markets may have unstable governments, economies based on only a few industries and securities markets that trade only a limited number of securities. Many

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frontier markets do not have well-developed regulatory systems and disclosure standards may be less stringent than those of more developed markets. The risks of expropriation, nationalization, and social, political, and economic instability are greater in frontier markets than in more developed markets. These risks, which are characteristic of many emerging markets generally, may be especially heightened in frontier markets, due to political, economic, financial, or other factors.

Geographic Focus Risk

A Fund that focuses its investments in a limited number of countries or geographic regions will not offer the same level of diversification of risks as a more broadly global fund because it will be exposed to a smaller geographic area. The performance of a Fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the Fund invests and may be more volatile than the performance of a more geographically-diversified portfolio.

Government and Regulatory Risk

Governmental and regulatory authorities in the United States and other countries, have taken, and may in the future take, actions intervening in the markets in which a Fund invests and in the economy more generally. Governmental and regulatory authorities may also act to increase the scope or burden of regulations applicable to a Fund or to the companies in which a Fund invests. The effects of these actions on the markets generally, and a Fund’s investment program in particular, can be uncertain and could restrict the ability of a Fund to fully implement its investment strategies, either generally, or with respect to certain securities, industries, or countries. For example, sanctions or other investment restrictions imposed by governments could preclude a Fund from investing in certain issuers or cause a Fund to sell investments at a disadvantageous time; new anti-trust regulations could adversely affect the value of certain growth stocks held by a Fund; and new regulations promulgated by securities regulators could increase the costs of investing in a Fund by increasing expenses borne by the Fund in order to comply with such regulations.

By contrast, markets in some non-U.S. countries historically have been subject to little regulation or oversight by governmental or regulatory authorities, which could heighten the risk of loss due to fraud or market failures in those countries. For example, a foreign government’s decision not to subject companies to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S.-based companies could increase the risk that accounting fraud goes undetected. The lack of government-enforced oversight may result in investors having limited rights and few practical remedies to pursue shareholder claims.

Furthermore, governments, agencies, or other regulatory bodies may adopt or change laws or regulations that could adversely affect a Fund or the market value of an instrument held by a Fund. The Manager cannot predict the effects of any new laws or regulation that may be implemented, and there can be no assurance that any new laws or regulations will not adversely affect a Fund’s ability to achieve its investment objective. For example, financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation which may change frequently and have significant adverse consequences on a Fund. Similarly, investments in certain industries, sectors, or countries may also be subject to extensive regulation. For example, in October 2024, the U.S. Treasury Department issued a final rule implementing a new “outbound investment” regulatory regime, which prohibits or requires notifications with respect to certain transactions by U.S. persons involving companies located in, or affiliated with, countries of concern (currently, China and the Special Administrative Regions of Hong Kong and Macau) that deal in certain categories of semiconductors and microelectronics, quantum information technologies, and artificial intelligence. While exemptions are generally afforded for investments in listed equities, certain shareholder rights associated with such investments may implicate the outbound investment regulatory regime. Because the Funds invest globally, including in China and other regions in Asia, evolving sanctions, outbound investment restrictions, and similar regulatory regimes may restrict a Fund’s investment activities in certain countries or sectors, require regulatory disclosures, and/or restrict the counterparties with whom the Fund may transact, resulting in the Fund not making certain investments and/or imposing other adverse consequences. Additionally, economic downturns and political changes can trigger economic, legal, budgetary, tax, and other regulatory changes. Regulatory changes may impact the way a Fund is regulated or the way a Fund’s investments are regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to pursue its investment strategy or achieve its investment objective.

Growth Stock Risk

The prices of growth stocks may be based largely on expectations of future earnings, and can decline rapidly and significantly in reaction to negative news about various factors, such as earnings, revenues, the

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economy, political developments, or other news. Growth stocks, such as those of many internet and software companies, may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time. Growth stocks may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds investments in growth stocks, the Fund may underperform other investment funds that favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.

Information Technology Risk

The Funds, their service providers, and other market participants increasingly depend on complex information technology and communications systems. These systems are subject to a number of different threats or risks that could adversely affect the Funds and their shareholders, despite the efforts of the Funds and their service providers to adopt technologies, processes, and practices intended to mitigate these risks.

Unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of the Funds, the Funds’ service providers, counterparties, or other market participants or data within those systems (each, a “cyber-attack”). Successful cyber-attacks against, or security breakdowns of, a Fund, the Manager, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Funds or their shareholders. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Power or communications outages, acts of God, war, terrorist attacks, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Continuing use of work-from-home arrangements may make the Funds and their service providers more susceptible to cyber-attacks, in part due to the increase in cyber-attack surface stemming from the use of personal devices and non-office or personal technology. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict.

Cyber-attacks, and other technical issues may interfere with the processing of shareholder or other transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. They may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. There is also a risk that cyber-attacks may not be detected.

Market events may also occur at a pace that overloads current information technology and communication systems and processes of the Funds, the Funds’ service providers, or other market participants, affecting their ability to conduct the Funds’ operations.

Similar types of information technology risks are present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investments to lose value. Furthermore, as a result of cyber-attacks, technological disruptions, malfunctions or failures, an exchange or market may close or suspend trading in specific securities or the entire market, which could prevent the Fund from, among other things, buying or selling the securities or accurately pricing its securities.

The Funds and their service providers have established business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures. However, there are inherent limitations in such plans and processes, including that they do not apply to third parties, the possibility that risks may not have been identified or new risks may emerge in the future. Because technology is frequently changing, new ways to carry out cyberattacks continue to develop. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Funds and the Funds’ service providers to plan for, or respond to, a cyberattack. Furthermore, geopolitical tensions could increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. The Funds also cannot directly control any information security plans and systems put in place by their service providers, counterparties, issuers in which the Funds invest, or securities markets and exchanges. In addition, such third parties may have limited indemnification obligations to the Manager or the Funds. Any problems relating to the performance and effectiveness of security procedures used by a Fund or its service providers to protect a Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in a Fund.

Investment Style Risk

The Manager actively makes investment decisions for the Funds through bottom-up stock selection. Accordingly, each Fund will have risk characteristics that

Baillie Gifford ETF Trust – Prospectus

differ from its benchmark index. The Manager’s judgments about the attractiveness, relative value, or potential appreciation of a particular stock may prove to be incorrect and cause the Fund to lose money or underperform compared to its benchmark index. There can be no assurance that the Manager’s investment decisions will produce the desired results. There can also be no assurances that the Manager is able to identify a sufficient number of potential investments to meet a Fund’s investment strategy. This risk is heightened for Funds with more focused investment strategies that rely on identifying a small number of companies the Manager believes present truly outstanding investment opportunities.

Initial Public Offering Risk

Each Fund may purchase securities in Initial Public Offerings (“IPOs”). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and the length of the period for which information about the companies is available may be very limited. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to such Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Large-Capitalization Securities Risk

Securities issued by large-capitalization companies may present risks not present in smaller companies. For example, larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by smaller companies, especially during strong economic periods. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.

Liquidity Risk

Liquidity risk is the risk that a Fund may not be able to dispose of securities or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which the Fund currently values them. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Such investments may also be particularly susceptible to valuation risk. See “Valuation Risk” below.

Liquidity risk may be magnified during periods of changing interest rates, significant redemptions from Authorized Participants that include a substantial cash component, or market turmoil. Additionally, liquidity risk may be amplified in situations where foreign countries close their securities markets for extended periods of time due to scheduled holidays, such as the week-long closure of Chinese securities markets that occurs annually in October.

The Funds are all subject to the risk that low trading volume, lack of a market maker, large positions in securities of particular issuers, or legal restrictions (including daily price fluctuation limits or ‘circuit breakers’) could make any investment illiquid. The market for certain investments may also become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including due to geopolitical events such as sanctions, trading halts or wars. For example, securities issued by the U.S. Treasury have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as during the global financial crisis in 2008.

An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. In addition, it may be difficult for a Fund to value illiquid investments accurately. Securities of issuers in emerging markets and frontier markets may be particularly susceptible to this risk. See “Emerging Markets Risk” and “Frontier Markets Risk” above.

Illiquid investments may also trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquid investments are more susceptible than other investments to price declines when market prices decline generally.

Furthermore, disposal of illiquid investments may entail registration expenses and other transaction costs that are higher than those for liquid investments. For example, a Fund may hold restricted securities and there can be no assurance that a trading market will

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exist at any time for any particular restricted investment. Limitations on the resale of these investments may have an adverse effect on their marketability, and may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering the investments for resale and the risk of substantial delays in effecting the registration.

If a Fund holds illiquid investments, it may be forced to sell other securities or instruments that are more liquid, but at an unfavorable price or time, or under other unfavorable conditions, in order to meet redemption requests. A Fund may seek to borrow money to meet its obligations (including, among other things, redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of a Fund. Increased levels of illiquidity can lead to wider bid-ask spreads.

Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market or credit risk tend to have the greatest exposure to liquidity risk.

Rule 22e-4 under the 1940 Act requires each Fund to adopt a liquidity risk management program to assess and manage its liquidity risk. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations, and it may not reduce the liquidity risk inherent in a Fund’s investments.

Long-Term Investment Strategy Risk

The Funds pursue a long-term investment approach, typically seeking returns over a period of several years, which can comprise a full market cycle or more. This investment style may cause a Fund to lose money or underperform compared to its benchmark index or other funds over extended periods of time, and a Fund may not perform as expected in the long term. The market price of a Fund’s investments will fluctuate daily due to economic and other events that affect particular companies and other issuers or the market as a whole, and market developments may not align with the Manager’s assessment for growth in the shorter- or longer-terms. Short- and medium-term price fluctuations may be especially pronounced in less developed markets or in companies with lower market capitalizations. A Fund that integrates ESG Factors into its long-term investment approach is also subject to the risks described above. Additionally, where a Fund’s long-term investment approach integrates ESG Factors, a Fund may forego some market opportunities available to funds that do not integrate ESG Factors into their investment process, which may negatively impact the relative performance of a Fund. Similarly, with respect to a Fund that assesses climate fitness, the Fund is expected have higher exposure to companies pursuing decarbonization, and such assessments may have the effect of limiting the number of investments that portfolio managers consider for Fund investment even if such Fund does not place formal limits on its investment universe (i.e., does not categorically “screen out” or “screen in” any particular category of investments based on climate considerations).

Investments in certain industries or markets may be subject to wider variations in performance as a result of special risks common to such markets or industries. For example, information technology companies may have limited product lines, markets or financial resources and may be affected by worldwide technological developments and their products and services may quickly become outdated. Similarly, emerging market economies may experience lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability than more developed markets, which may result in greater volatility and significant short- or medium-term price fluctuations.

An investment in the Funds may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of a Fund’s portfolio, including short- or medium-term losses. See also “Selected Investment Techniques and Topics – Our Stewardship Approach.”

Market Disruption and Geopolitical Risk

Geopolitical, environmental and other events may disrupt securities markets and adversely affect global economies and markets. These disruptions could prevent the Funds from implementing their investment strategies and achieving their investment objectives, and increase the Funds’ exposure to the other risks detailed in this Prospectus. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S.

War, terrorism, public health crises, and other geopolitical events, such as sanctions, tariffs, trade disputes, the imposition of exchange controls or other cross-border trade barriers, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. For instance, the 2022 Russian invasion of Ukraine and the sanctions that followed had immediate negative effects on global financial markets, sovereign debt and the markets for certain securities and commodities, such as oil and natural gas, and reduced the liquidity and value of

Baillie Gifford ETF Trust – Prospectus

Russian securities to zero or near zero. Similarly, terrorism in the U.S. and around the world has resulted in increased geopolitical risk.

Natural and environmental disasters, such as earthquakes and tsunamis, can be highly disruptive to economies and markets, adversely impacting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. Similarly, dramatic disruptions can be caused by communicable diseases, epidemics, pandemics, plagues and other public health crises.

Communicable diseases, including those that result in pandemics or epidemics, may pose significant threats to human health, and such diseases, along with any efforts to contain their spread, may be highly disruptive to both global and local economies and markets, with significant negative impact on individual issuers, sectors, industries, and asset classes. Significant public health crises, including those triggered by the transmission of a communicable disease and prolonged quarantines or other efforts to contain it may result in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. As a result of the COVID-19 outbreak and its subsequent variants, financial markets experienced and may continue to experience significant volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and could be greatly reduced for periods of time. Measures taken by governments and central banks, including the United States Federal Reserve, may continue to have political, social, economic, market and financial risks and adversely impact Fund performance as well as result in disruptions to the services provided to a Fund by its service providers. Other epidemics or pandemics that arise in the future may cause similar disruptions and require similar interventions.

Certain locations and industries may be particularly susceptible to this risk, and other risks may be heightened by such events. See, for example, “China Risk”, “Emerging Markets Risk”, “Frontier Markets Risk”, “Information Technology Risk”, “Liquidity Risk”, “Service Provider Risk”, “Asia Risk – Special Risk Considerations of Investing in Japan”, and “Valuation Risk.”

Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices,

which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by the Funds.

Market disruptions, including sudden government interventions (e.g., currency controls), can also prevent the Funds from implementing their investment strategies efficiently and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying securities, reference rates, or indices, or to offer them on a more limited basis.

While the U.S. government has honored its credit obligations continuously for more than 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. can result in the shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

If one or more countries leave the EU or the EU dissolves, the world’s securities markets would likely be significantly disrupted and face new legal and regulatory uncertainties. On January 30, 2020, the United Kingdom (“UK”) left the EU single market and customs union (commonly known as “Brexit”) under the terms of a new trade agreement. The agreement governs the new relationship between the UK and the EU with respect to trading goods and services but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit caused and could continue to have a significant impact on the UK, Europe, and global economies, which will result in increased market volatility and illiquidity, legal, political, economic and regulatory uncertainties and lower economic growth for these economies that could potentially have an adverse effect on the value of the Funds’ investments. The Manager’s business may also be adversely affected. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by the Funds.

Further, continuing uncertainty as to the status of the European Economic and Monetary Union (“EMU”) and

Baillie Gifford ETF Trust – Prospectus

the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. If one or more EMU countries were to stop using the euro as its primary currency, a Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that a Fund may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

In addition, unexpected political, regulatory and diplomatic events, such as trade wars and tariff regimes, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate between the U.S. and China, including the renewal and escalation of the trade war and related reciprocal tariffs between the two countries, has had, and may continue to have, an adverse effect on either or both of the U.S. and Chinese economies. In addition, sanctions or other investment restrictions could preclude a Fund from investing in certain Chinese or other non-U.S. issuers or cause a Fund to sell investments at disadvantageous times. Events such as these and their impact on the Funds are difficult to predict, and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Similar trade disputes and tariffs between the U.S. and other non-U.S. countries, or among non-U.S. countries, have the potential to cause analogous disruptions to financial markets, the economies of such countries, and the broader global economy.

Because of the current trade and policy disputes between the U.S. and other countries, particularly China, there is a heightened risk that events occurring after the close of markets in other time zones may have a material impact on the value of non-U.S. securities held by a Fund. The likelihood of such an occurrence and impact of such events may be difficult to assess before a Fund’s Pricing Point (as defined below) on the same day, which may impact the accuracy of the NAV per share calculated by a Fund on a given day. The Funds maintain policies and procedures intended to mitigate this risk.

Market Risk

Market risk is the risk of unfavorable market-induced changes in the value of securities owned by a Fund.

Market prices of investments held by the Funds are volatile and will go up or down, sometimes rapidly or unpredictably. The prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest or currency rates, changes in actual or perceived creditworthiness of issuers, adverse investor sentiment generally, market liquidity, real or perceived adverse market conditions and the risks inherent in investment in securities markets.

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the values of a Fund’s assets can decline. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that domestic or global economic policies will change), and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of shareholders’ investments in the Fund.

The total return of a Fund may consequently fluctuate within a wide range, so you could lose money over short or even long periods. Even if economic conditions do not change, the value of an investment in a Fund could decline if the particular industries, sectors or companies in which a Fund invests do not perform well or are adversely affected by certain events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices.

An example of this variability of market risk over different time periods, and in response to diverse external factors, relates to certain risks associated with climate change. Fund performance can be adversely affected (directly or indirectly) by “transitional” factors (i.e., factors informed by market shifts in response to, or in anticipation of, climate change), as well as by the physical consequences of climate change itself. The transitional risks associated with climate change, including new policies, regulations, and/or technologies, may influence markets and portfolio company performance more immediately, while, over the longer term, companies may be more susceptible to a range of “physical” risks such as those stemming from chronic changes to climate patterns, sea level rise, or more acute severe weather events. Both of these transitional and physical risks may impact Fund holdings differently over short, medium or

Baillie Gifford ETF Trust – Prospectus

long timeframes and are likely to vary considerably under different predictive scenarios mapping the potential changes in the composition of global emissions and the course of climate change. The relative contributions of transitional and physical risks to the overall portfolio may vary across markets and time horizons and may negatively affect the value of a Fund’s investments differently across various time horizons. See also “ESG Risk” for further discussion of investment risks relating to environmental factors.

New and Smaller-Sized ETF Risk

New funds and smaller-sized funds (including funds that are thinly capitalized or that have lost significant assets through market declines or redemptions) will be subject to greater liquidity risk due to their smaller asset bases. A large shareholder exiting a small fund through secondary market sales could, if the resulting redemption transaction by an Authorized Participant includes a significant cash component, require the fund to sell securities at disadvantageous times or prices or to delay payment of redemption proceeds to a redeeming shareholder. In addition, in order to mitigate liquidity risk, new or smaller-sized funds may be more likely to hold a proportionally higher percentage of their assets in cash to meet shareholder redemptions (which could hamper performance).

A fund that has been recently formed will have limited or no performance history for investors to evaluate (except in circumstances where a predecessor fund’s performance history is adopted). There can be no assurance that a new fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. Smaller ETFs will have a lower public float and lower trading volumes, leading to wider bid-ask spreads. Further, the Manager is new to managing ETFs and will be reliant on the successful implementation of relationships with key counterparties, such as Authorized Participants.

The failure of a new fund or a smaller-sized fund to attract or maintain a sufficient asset size could result in the fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

Non-Diversification Risk

Certain Funds are classified as a “non-diversified” fund. A non-diversified fund may hold a smaller number of portfolio securities, with larger positions in each security it holds, than many other funds. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of such Fund’s shares may be more volatile than the values of shares of more diversified funds. See also “Focused Investment Risk.”

Non-U.S. Investment Risk

Investing in non-U.S. securities (i.e., those which are not primarily traded on a United States securities exchange) involves additional and more varied risks than those typically resulting from investing in U.S. markets. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries.

The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries.

The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. For example, the securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, and diplomatic developments that could adversely affect the values of a Fund’s investments in certain non-U.S. countries. There may be a greater risk of economic turmoil as a result of political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters, causing a Fund’s investments in that country to experience gains or losses. The securities of some non-U.S. entities could also become subject to sanctions or embargoes that adversely affect a Fund’s investment.

Issuers of non-U.S. securities are subject to different, and often less comprehensive, accounting, reporting, custody, auditing and disclosure requirements than domestic issuers. There may be less information publicly available about a non-U.S. entity than about a U.S. entity. Moreover, in certain non-U.S. countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. It may be difficult to obtain and enforce judgments against non-U.S. entities. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction). In addition, the Holding Foreign Companies Accountable Act (the

Baillie Gifford ETF Trust – Prospectus

“HFCAA”) could cause securities of a foreign (non-U.S.) company, including ADRs (as defined below), to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, the Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline.

Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the U.S. In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets. Prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) could similarly expose a Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers.

Non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar. Consequently, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. See “Currency Risk” above.

Non-U.S. countries may also have additional requirements with respect to the ownership of securities. For example, many non-U.S. countries have additional reporting requirements that may be subject to interpretation or change without prior notice to investors. While the Funds make reasonable efforts to stay informed of foreign reporting requirements relating to the Funds’ foreign portfolio securities, no assurance can be given that the Funds will satisfy applicable foreign reporting requirements at all times. There are also special tax considerations which apply to securities of non-U.S. issuers and securities principally traded overseas. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. See “Tax” below and the SAI for further details.

Additionally, U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market, the Fund may be required to purchase ADRs, GDRs, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a foreign license by one of the Manager’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Periodic Rebalancing Risk

The Manager expects to execute portfolio transactions for the Funds on a periodic schedule, generally after the Manager executes transactions in the same securities for other client accounts managed according to investment strategies similar to those pursued by the Funds. As a result, the Funds’ portfolios are expected to be rebalanced less frequently than other accounts and funds managed by the Manager, and a Fund’s portfolio trades will often occur after an accumulation of multiple trades that were executed for the Manager’s other accounts and funds. Less frequent rebalancing could harm the Fund by causing it to suffer losses if positions it would have sold earlier (if it were rebalanced more frequently) decline in value before a rebalancing date, or positions it would have purchased earlier (if it were rebalanced more frequently) increase in value before a rebalancing date. In addition, when the Manager implements a portfolio decision for an account or fund ahead of, or contemporaneously with, a portfolio decision for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable pricing or trading results, paying higher transaction costs, or otherwise being disadvantaged.

Risk Model Risk

For each Fund, a risk model is used to assist in the portfolio construction process. In developing and maintaining the risk model, the Manager expects to make use of one or more vendors or data sources for inputs. If the model or the data used in the model is incorrect or incomplete, or if there are business or operational disruptions affecting a vendor providing significant inputs to the model, then (in the absence of mitigating measures by the Manager) the Manager may be temporarily unable to appropriately implement the risk model or, when implemented, investment decisions made with reference to the model may not produce the desired results, and a Fund may realize losses.

Service Provider Risk

Each Fund is subject to the risk that the Manager will apply techniques and analyses to the Funds’ investment practices that are not as successful as the techniques and analyses used by other investment advisers. There is no guarantee that the Manager will be able to enhance the returns of the Funds or preserve the Funds’ assets.

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The Manager also may fail to use derivatives effectively, including by choosing to hedge or not to hedge positions at disadvantageous times. The Manager’s judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging or allocation strategy may prove to be incorrect, and may cause the Funds to incur losses.

There can be no assurance that key personnel of the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Funds’ investment objectives. A change in laws or regulations due to political or economic events, such as Brexit, may impact the Manager’s ability to retain its portfolio managers and other key personnel. For additional information on Brexit see “Market Disruption and Geopolitical Risk” and “Developed Markets Risk – Special Risk Considerations of Investing in the United Kingdom” above.

The Funds are also subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. The Funds currently utilize entities affiliated with the Bank of New York Mellon (“BNY”) to serve as transfer agent, administrator, custodian and fund accounting agent to the Funds. This arrangement could magnify losses resulting from a systems failure affecting BNY. Loss may be caused by inadequate procedures and controls, human error, system failures, negligence, misfeasance or fraud by a service provider or insolvency of a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses on the security.

Settlement Risk

Markets in different countries have different clearance and settlement procedures. Certain markets may from time to time be unable to keep pace with the volume of transactions.

Delays in settlement may increase credit risk to the Funds or limit the ability of the Funds to reinvest the proceeds of a sale of securities. Delays in settlement may also subject the Funds to penalties for their failure to deliver to on-purchasers of securities whose delivery to the Fund was delayed.

Delays in the settlement of securities purchased by a Fund may also limit the ability of such Fund to sell those securities at times and prices it considers desirable, and may subject such Fund to losses and costs due to its own inability to settle with subsequent purchasers of the securities from it. A Fund may be required to borrow monies it had otherwise expected to receive in connection with the settlement of securities it has sold, in order to meet its obligations to others.

Limits on the ability of the Funds to purchase or sell securities due to settlement delays could increase any variance between the Funds’ performance and that of their benchmark indices.

Effective as of May 28, 2024, the standard settlement cycle for numerous types of U.S. securities, including the Funds’ shares and many of the securities the Funds invest in, moved to T+1 from T+2. This reduced settlement cycle will result in additional risks and costs to the Funds, including increased operational risks associated with the resolution of trade breaks and exceptions. These risks will be heightened for certain Funds given their investments in non-U.S. securities and the effects of foreign exchange transactions.

Small- and Medium-Capitalization Securities Risk

The securities of small- and medium-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. Similarly, the securities of small- and medium-sized companies may trade less frequently and in smaller volumes than securities of larger companies. The prices of these securities may consequently fluctuate more sharply than those of other securities, and the Funds may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Moreover, there may be less publicly available information about the issuers of these securities or less market interest in these securities than in larger companies, both of which can cause significant price volatility.

Some securities of small- and medium-sized issuers may also be illiquid or may be restricted as to resale. A Fund may therefore be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund’s obligations.

Underlying Funds Risk

A Fund that invests in U.S. or non-U.S. pooled investment vehicles, such as ETFs, mutual funds, and private funds, (“Underlying Funds”) will be exposed to the risk that the Underlying Fund does not perform as expected and indirectly to all of the risks applicable to an investment in such Underlying Funds. In addition, lack of liquidity in the Underlying Fund could result in its value being more volatile than the underlying portfolio of

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securities and may limit the ability of a Fund to sell or redeem its interest in the underlying fund at a time or at a price it might consider desirable. The investment policies and limitations of the Underlying Funds may not be the same as those of a Fund; as a result, a Fund may be subject to additional or different risks, or may achieve a reduced investment return, as a result of its investment in Underlying Funds. If an Underlying Fund is an ETF or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. A Fund bears its proportionate share of the fees and expenses of any Underlying Fund in which it invests.

The Manager or an affiliate may serve as investment adviser to some Underlying Funds, leading to potential conflicts of interest and other risks. For example, the Manager would have an incentive to invest in Underlying Funds in need of seed capital, even if the expenses of such Underlying Funds are higher than alternative investments or alternative investments would be more appropriate for a Fund in light of its investment strategy. Investment by a Fund in an Underlying Fund may be beneficial to the Manager or an affiliate in the management of the Underlying Fund, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the Manager will, in some circumstances, have an incentive to invest a Fund’s assets in an Underlying Fund sponsored or managed by the Manager or its affiliates in lieu of investments by a Fund directly in portfolio securities, or may have an incentive to invest in the affiliated Underlying Fund over a pooled vehicle sponsored or managed by others. Similarly, the Manager may have an incentive to delay or decide against the sale of interests held by a Fund in an Underlying Funds sponsored or managed by the Manager or its affiliates. It is possible that other clients of the Manager or its affiliates will purchase or sell interests in an Underlying Fund sponsored or managed by the Manager or its affiliates at prices and at times more favorable than those at which a Fund does so. In addition, the Manager’s fiduciary duty to an affiliated Underlying Fund may subject a Fund to restrictions on redemptions in certain circumstances, which may make a Fund’s investments in affiliated Underlying Funds less liquid than investments in other Underlying Funds.

Valuation Risk

In certain circumstances, some of a Fund’s portfolio holdings may be valued on the basis of factors other than market quotations by employing fair value procedures. This may occur more often in times of market turmoil or reduced liquidity. The Manager serves as the Trust’s valuation designee pursuant to Rule 2a-5 under the 1940 Act, with primary responsibility for the fair valuation of the Funds’ holdings. The Manager’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance and the Manager’s asset-based fees. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause a Fund to value its investments incorrectly. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by a Fund at that time. Investors who purchase or redeem shares on days when a Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.

The SAI includes more information about the Manager, the Funds, their investments and the related risks.

Baillie Gifford ETF Trust – Prospectus

FUND MANAGEMENT

Investment Manager

Each Fund is advised and managed by the Manager, Baillie Gifford Overseas Limited. The Manager’s principal place of business is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland. The Manager also has an office in New York City, New York, USA. The Manager is a wholly owned subsidiary of Baillie Gifford & Co, which is controlled by its working partners. The Manager, its parent, Baillie Gifford & Co, and their affiliates are referred to as “Baillie Gifford.”

Although the Manager is domiciled and headquartered in the United Kingdom (the “UK”), neither the Funds nor their shares are being offered or otherwise promoted to any natural or legal persons domiciled or with a registered office in the UK, where the United Kingdom Alternative Investment Fund Managers Regulations 2013, as amended, including by the European Union (Withdrawal) Act 2018 and the Alternative Investment Fund Managers (Amendment etc.) (EU Exit) Regulations 2019 (the “AIFM Law”), are in force and effect. Furthermore, in light of the structure of the Funds and the manner in which they are managed, they do not fall within the scope of the AIFM Law, and shareholders of the Funds are not subject to the protections of the AIFM Law.

Experience

The Manager is a registered investment adviser which, together with its affiliates, advises other funds, including mutual funds, and a variety of private accounts, including accounts managed on behalf of corporate and public pension plan sponsors, endowments, foundations, sovereign wealth funds, and family office clients. The Manager was organized in 1983 and had approximate assets under management of $179.8 billion as of September 30, 2025.

Investment Services

The Manager selects and reviews each Fund’s investments and provides executive and other personnel for the management of the Trust, pursuant to the Investment Advisory and Management Agreement between the Manager and the Trust on behalf of each Fund, as amended from time to time (the “Management Agreement”).

A discussion regarding the basis of the approval by the Board of Trustees of the Trust (the “Board”, and each member of the Board, a “Board Member”) of the Management Agreement insofar as it relates to each Fund will be included in the Funds’ first Form N-CSR filing.

Under the Management Agreement, each Fund pays the Manager a management fee quarterly for advisory services and for shareholder servicing, administrative and other services. Each Fund pays for these services under a bundled fee structure (the “Unitary Management Fee”). The Unitary Management Fee paid by each Fund under the Management Agreement is calculated and accrued daily on the basis of the annual rate noted below and expressed as a percentage of the Fund’s average daily net assets. The Funds (and not the Manager) will be responsible for certain other fees and expenses that are not covered by the Unitary Management Fee under the Management Agreement. The Manager may voluntarily reimburse any fees and expenses of the Funds but is under no obligation to do so. Any voluntary reimbursements may be terminated at any time.

Fund	Annual Unitary Management Fee Rate (percentage of each Fund’s average daily net assets)
Baillie Gifford Emerging Markets ETF	0.79%
Baillie Gifford International Alpha ETF	0.59%
Baillie Gifford International Concentrated Growth ETF	0.72%
Baillie Gifford Long Term Global Growth ETF	0.70%
Baillie Gifford U.S. Equity Growth ETF	0.65%

In addition to bearing the Unitary Management Fee, each Fund (and not the Manager) bears the following expenses: (i) expenses incurred in connection with the distribution plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, (ii) investment-related expenses of any kind, including all fees and expenses incurred with respect to the acquisition, holding and/or disposition of portfolio securities, and any expenses incurred with respect to the reorganization, restructuring or workout-related expenses related to any investment, and the execution of portfolio transactions (such as brokerage commissions, clearing and settlement costs, and any other kind of transaction expenses and costs associated with tax reclaims or similar actions, including any fees paid on a contingent basis); (iii) borrowing and other investment-related costs and fees, including interest, commitment and other fees and costs; (iv) acquired fund fees and expenses; (v) taxes (including, but not limited to, income, excise, transfer and withholding taxes, including any accrued deferred tax liability) and governmental fees; (vi) litigation expenses

Baillie Gifford ETF Trust – Prospectus

of any kind (including fees and expenses of counsel retained by or on behalf of the Trust or a Fund, judgments, amounts paid in settlement, fines, penalties, fees of expert witnesses, document production fees, and all other liabilities, costs or expenses) and any fees, costs or expenses payable by the Trust or a Fund pursuant to indemnification or advancement obligations to which the Trust or such Fund may be subject (pursuant to contract or otherwise); (vii) custody or other expenses attributable to negative interest rates on investments or cash; (viii) short dividend expense; (ix) salaries and other compensation or expenses, including travel expenses, of any of the Trust’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of the Manager or its subsidiaries or affiliates; (x) organizational expenses and both initial and ongoing SEC registration fees of the Trust and the Funds; (xi) costs related to any meetings of shareholders, including any costs associated with the preparation, printing, filing and transmission of proxy or information statements and proxy solicitation; (xii) fees or expenses payable or other costs incurred in connection with a Fund’s securities lending program, if any, including any securities lending agent fees, as governed by a separate securities lending agreement; (xiii) any other expenses which are capitalized in accordance with generally accepted accounting principles; (xiv) other nonrecurring or extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust); and (xv) such other expenses as approved by a majority of the Board.

Upon termination of the Management Agreement at other than quarter end, the Unitary Management Fee for the partial quarter shall be determined by reference to the termination date and shall be prorated accordingly.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). However, no distribution payments under Rule 12b-1 have been authorized by the Board as of the date of this Prospectus, and no distribution fees under Rule 12b-1 are currently payable under the Plan. If the Board authorizes distribution payments pursuant to Rule 12b-1 in the future, the Manager or another service provider might collect distribution fees under Rule 12b-1, but only after appropriate authorization by the Board and after this Prospectus has been updated to reflect such additional fees. Should distribution payments under Rule 12b-1 be collected, these fees would be paid out of the applicable Fund’s assets on an ongoing basis, and over time these fees could increase the cost of your investment and may cost you more than paying other types of sales charges.

Participating Affiliate Arrangements

The Manager has entered into a personnel-sharing arrangement with its Hong Kong-based affiliate, Baillie Gifford Asia (Hong Kong) Limited 柏基亞洲(香港)有限公司 (“Baillie Gifford Hong Kong”), and its Singapore-based affiliate, Baillie Gifford Asia (Singapore) Private Limited (“Baillie Gifford Singapore”). Pursuant to these arrangements, Baillie Gifford Hong Kong and Baillie Gifford Singapore act as “participating affiliates” of the Manager and certain employees of Baillie Gifford Hong Kong and Baillie Gifford Singapore are treated as “associated persons” of the Manager. In this capacity, these individuals are subject to the oversight of the Manager and its Chief Compliance Officer. Baillie Gifford Hong Kong’s associated persons, on behalf of the Manager, provide trade execution and related services to the Funds. Baillie Gifford Singapore’s associated persons have involvement in portfolio construction in relation to ESG matters. The personnel-sharing arrangement is based on no-action letters of the staff of the SEC that permit SEC-registered investment advisers to rely on and use the resources of advisory affiliates, subject to certain conditions.

Baillie Gifford Hong Kong and Baillie Gifford Singapore are not registered as investment advisers with the SEC. The Manager may in the future enter into additional personnel-sharing or other arrangements, including with its non-U.S. unregistered investment advisory affiliates, for a variety of investment advisory services, including investment research and portfolio management.

ESG-related Organizations and Initiatives

Baillie Gifford participates in a range of organizations, initiatives, or other collaborative industry efforts, which enhance Baillie Gifford’s knowledge of specific ESG issues and also support broader ESG-related investing. The requirements for participation in these organizations and initiatives vary, though the Manager does not intend to introduce investment restrictions or goals with respect to a Fund or the Funds for the purpose of meeting expectations associated with membership in any such organizations. Baillie Gifford’s participation in organizations or initiatives may change over time and is subject to the Manager’s fiduciary responsibilities to the Funds.

Baillie Gifford ETF Trust – Prospectus

Investment Teams

Investment decisions made by the Manager for the Funds are made by teams of portfolio managers organized for that purpose.

Baillie Gifford Emerging Markets ETF Team

Under normal circumstances, the Fund’s portfolio management team meets regularly to review existing holdings and individual stock decisions. The team also holds ad hoc meetings as required to discuss relevant developments in the portfolio. The ultimate decision to buy or sell a stock rests with members of the portfolio management team.

Baillie Gifford Emerging Markets ETF is jointly and primarily managed by a team of experienced portfolio managers, which consists of:

Education	Investment Experience
Ben Durrant BSc (Hons) in Mathematics (2012) University of Edinburgh CFA (UK) Charterholder

Mr. Durrant is a portfolio manager in the Emerging Markets Equity Team. He joined Baillie Gifford in 2017, and prior to re-joining the team in 2021, he has also spent time in the Manager’s UK, Global Discovery and Private Companies teams. Prior to joining Baillie Gifford, he previously worked for RBS in its Group Strategy and Corporate Finance Team. Mr. Durrant is a Chartered Accountant and a CFA Charterholder, and graduated with a BSc (Hons) in Mathematics from the University of Edinburgh in 2012.

Mr. Durrant has been a member of the portfolio management team since the Fund’s inception in 2026.

Mike Gush MEng (2003) Durham University

Mr. Gush is a portfolio manager in the Emerging Markets Equity Team. He joined Baillie Gifford in 2003 and became a partner of the firm in 2020. Prior to joining the team in 2005, he also spent time working in the Manager’s UK and Japanese Equity Teams. Mr. Gush has also been a member of the Global Stewardship strategy since its inception in 2015. He is a CFA Charterholder and graduated MEng from the University of Durham in 2003.

Mr. Gush has been a member of the portfolio management team since the Fund’s inception in 2026.

Andrew Stobart MA in Economics (1987) University of Cambridge

Mr. Stobart is a portfolio manager in the Emerging Markets Equity Team. He joined Baillie Gifford in 1991 and the Emerging Markets Equity Team in 2007, and has also spent time working in the Manager’s UK, Japanese, North American, and International Alpha teams. Prior to joining Baillie Gifford, he previously spent three years working in investment banking in London. Mr. Stobart graduated with a MA in Economics from the University of Cambridge in 1987.

Mr. Stobart has been a member of the portfolio management team since the Fund’s inception in 2026.

Baillie Gifford International Alpha ETF Team

Under normal circumstances, the Fund’s portfolio management team meets regularly to discuss individual stock selection and quarterly to discuss the portfolio as a whole, with a focus on identifying underlying themes which may be over-represented or under-represented. The team also holds ad hoc meetings as required to discuss relevant developments in the portfolio. Although individual members cover assigned areas of responsibility, all members are encouraged to look for ideas from across the relevant markets and from any of the Manager’s investment teams.

While the whole team discusses investment decisions, the ultimate decision on whether to buy a stock rests with the team member who nominated it for discussion, such that the team harnesses the perspectives and insights of the group while retaining the accountability and efficiency of individual decision making.

Baillie Gifford ETF Trust – Prospectus

Baillie Gifford International Alpha ETF is jointly and primarily managed by a team of experienced portfolio managers, which consists of:

Education	Investment Experience
Chris Davies BA (Hons) Music (2009) University of Oxford MMus Music Performance (2010) Royal Welsh School of Music and Drama MSc Music, Mind and Brain (2011) Goldsmiths College

Mr. Davies is a portfolio manager in the Europe Team and is a member of the International Alpha investment team. He joined Baillie Gifford in 2012. Mr. Davies graduated BA (Hons) in Music from the University of Oxford in 2009 and gained a MMus in Music Performance from the Royal Welsh School of Music and Drama in 2010 and an MSc in Music, Mind and Brain from Goldsmiths College in 2011.

Mr. Davies has been a member of the portfolio management team since the Fund’s inception in 2026.

Jenny Davis MA in Music (2008) University of Oxford

Ms. Davis is a portfolio manager for International Alpha clients, having been a member of the International Alpha investment team since 2016. She joined Baillie Gifford in 2011 and became a partner in 2022. Ms. Davis worked on two of the Manager’s global equity strategies, having started her career at Neptune Investment Management. She graduated MA in Music from the University of Oxford in 2008, and latterly undertook postgraduate studies in Psychotherapy at the University of Edinburgh.

Ms. Davis has been a member of the portfolio management team since the Fund’s inception in 2026.

Donald Farquharson MA (Hons) in Arabic Studies (1987) University of St Andrews CFA (UK) Charterholder

Mr. Farquharson heads the Japanese Equities Team. Donald is the co-manager for the Japan Growth strategy (and related Growth strategy segregated accounts) which he has run since its inception on 31 December 2009. He is also a member of the International Alpha investment team. Mr. Farquharson has over 30 years’ investment experience dedicated almost entirely to Japanese equities: He spent 20 years working for Schroders as a Japanese specialist and latterly Head of the Pan Pacific equity team and manager of the Schroder Japan Growth Fund plc. Between 1991 and 1995, he headed Schroders’ research team in Tokyo. He graduated with MA (Hons) in Arabic Studies from the University of St Andrews in 1987 and is a CFA Charterholder. Mr. Farquharson joined Baillie Gifford in 2008 and became a Partner in 2017.

Mr. Farquharson has been a member of the portfolio management team since the Fund’s inception in 2026.

Roderick Snell BSC First Class Honours in Medical Biology (2006) University of Edinburgh

Mr. Snell is an investment manager in the Emerging Markets Equity Team. Mr. Snell joined Baillie Gifford in 2006 and became a partner of the firm in 2023. Mr. Snell has managed the Baillie Gifford Pacific Fund since 2010 and the Pacific Horizon Investment Trust since 2021 (having been deputy since 2013). Since March 2020, Mr. Snell has also been a manager on the China Strategy. Prior to joining the Emerging Markets Equity team in 2008, he also spent time in the UK and European Equity Teams. Mr. Snell graduated BSc (Hons) in medical biology from the University of Edinburgh in 2006.

Mr. Snell has been a member of the portfolio management team since the Fund’s inception in 2026.

Baillie Gifford ETF Trust – Prospectus

Education	Investment Experience
Steve Vaughan BA (Hons) Jurisprudence (2001) University of Oxford MA in International Relations (2012) University of Exeter CFA Charterholder

Mr. Vaughan joined Baillie Gifford in 2012. He is a member of the International Alpha investment team. Mr. Vaughan previously worked as a portfolio manager in the Smaller Companies Team. Prior to joining Baillie Gifford, Mr. Vaughan was an Officer in the British Army for nine years. He graduated BA (Hons) in Jurisprudence from the University of Oxford in 2001 and MA in International Relations from the University of Exeter in 2012. Mr. Vaughan is also a CFA Charterholder.

Mr. Vaughan has been a member of the portfolio management team since the Fund’s inception in 2026.

Tom Walsh LLB (Hons) in Law & Economics (1999) University of Edinburgh CFA Charterholder

Mr. Walsh is a portfolio manager for International Alpha clients and a member of the International Alpha investment team. He joined Baillie Gifford in 2009 and became a partner in 2022. He has been working on the UK, European and Global Opportunities Teams, as well as spending four years as a member of the International All Cap investment team. Before joining Baillie Gifford, Mr. Walsh worked at Fidelity International, Merrill Lynch and Deloitte & Touche. He graduated LLB (Hons) in Law & Economics from the University of Edinburgh in 1999 and is both CFA and ACA qualified.

Mr. Walsh has been a member of the portfolio management team since the Fund’s inception in 2026.

Baillie Gifford International Concentrated Growth ETF Team

Under normal circumstances, the Fund’s portfolio management team meets periodically to review the portfolio as a whole and to discuss individual stock selection. The team periodically meets informally to review relevant developments related to holdings within the Fund. The team also holds ad hoc meetings as required to discuss relevant developments in the portfolio. The team takes collective responsibility for portfolio construction.

Baillie Gifford ETF Trust – Prospectus

Baillie Gifford International Concentrated Growth ETF is jointly and primarily managed by a team of experienced portfolio managers, which consists

Education	Investment Experience
Spencer Adair BSc in Medicine (1997) University of St. Andrews CFA Charterholder

Mr. Adair joined Baillie Gifford in 2000 and is a portfolio manager in the Global Alpha Team. He became a partner in 2013 and has also spent time working in the Fixed Income, Japanese, European and U.K. Equity Teams. Mr. Adair managed the Investment Grade Long Bond Fund whilst being a Fixed Income Portfolio Manager and the European portion of wider Global portfolios whilst in the European Team. He has also spent time with the Manager’s Emerging Markets Team. Mr. Adair has been involved in the Global Alpha portfolio since inception in 2005 and International Concentrated Growth since 2021, and has focused exclusively on this portfolio management responsibility since early 2007. He graduated BSc in Medicine from the University of St Andrews in 1997, followed by two years of clinical training in Edinburgh.

Mr. Adair has been a member of the portfolio management team since 2021. This year reflects the year in which Mr. Adair commenced service with the Predecessor Mutual Fund. Mr. Adair is expected to retire on March 31, 2026.

Lawrence Burns BA in Geography (2009) University of Cambridge

Mr. Burns joined Baillie Gifford in 2009 and became a partner of the firm in 2020. He has been a portfolio manager of the International Growth investment team since October 2012. Mr. Burns is also co-manager of the International Concentrated Growth and Global Outliers strategies. During his time at Baillie Gifford, he has worked in both the Emerging Markets and UK Equity teams. Mr. Burns graduated BA in Geography from the University of Cambridge in 2009.

Mr. Burns has been a member of the portfolio management team since 2017. This year reflects the year in which Mr. Burns commenced service with the Predecessor Mutual Fund.

Kirsty Gibson MA (Hons) in Economics (2011) Edinburgh University MSc Carbon Management (2012) Edinburgh University

Ms. Gibson joined Baillie Gifford in 2012 and is a portfolio manager in the US Equity Growth Team and is involved in running the North American portfolio of the Managed Fund and Global Core Fund since 2021. Prior to joining the US Equity Growth Team, Ms. Gibson also spent several years in the small and large cap global equities departments. Ms. Gibson graduated MA (Hons) in Economics in 2011 and MSc in Carbon Management in 2012, both from the University of Edinburgh.

Ms. Gibson is expected to become a member of the portfolio management team in April 2026.

Paulina McPadden MA (Hons) in Arabic and Politics (2013) University of Edinburgh

Ms. McPadden joined Baillie Gifford in 2013. She has worked with regional and global equity teams and is a co-manager of International Concentrated Growth. Ms. McPadden graduated MA (Hons) Arabic & Politics from the University of Edinburgh in 2013.

Ms. McPadden has been a member of the portfolio management team since 2017. This year reflects the year in which Ms. McPadden commenced service with the Predecessor Mutual Fund.

Baillie Gifford Long Term Global Growth ETF Team

Under normal circumstances, the Fund’s portfolio management team meets regularly to discuss individual stock selection, review portfolio holdings and potential stock purchases. The team also holds ad hoc meetings as required to discuss relevant developments in the portfolio. All of the members of the team are responsible for researching stocks and every investor contributes to the generation of new ideas, stock research and stock discussions. Once a stock has been fully researched and discussed by all in the team, the portfolio managers are responsible for making the ultimate decision on its inclusion (or otherwise) in the portfolio. Their decisions place an emphasis on backing enthusiasm rather than achieving a full consensus. Each portfolio manager has ownership and accountability for portfolio decisions.

Baillie Gifford ETF Trust – Prospectus

Baillie Gifford Long Term Global Growth ETF is jointly and primarily managed by a team of experienced portfolio managers, which consists of:

Education	Investment Experience
Gemma Barkhuizen BA (Hons) in History BA double major in History and Philosophy Rhodes University in South Africa MA in Modern History (2017) University of Durham

Ms. Barkhuizen is a decision maker in the Long Term Global Growth Team and one of the managers of the Global Outliers strategy. She joined Baillie Gifford in September 2017. She graduated MA in Modern History from The University of Durham in 2017. Prior to this, Ms. Barkhuizen also graduated BA (Hons) in History and BA double major in History and Philosophy from Rhodes University in South Africa.

Ms. Barkhuizen has been a member of the portfolio management team since 2022. This year reflects the year in which Ms. Barkhuizen commenced service with the Predecessor Mutual Fund.

John MacDougall MA in Ancient & Modern History (2000) University of Oxford

Mr. MacDougall is a portfolio manager and member of the Long Term Global Growth (“LTGG”) and China A-share Teams. He has been a partner of Baillie Gifford & Co since 2016. Mr. MacDougall joined Baillie Gifford in 2000 as a part of the North American department, and then went on to work in the Japan and Global Discovery teams before joining his current teams. He graduated MA in Ancient & Modern History from the University of Oxford in 2000. He joined the LTGG team in 2015.

Mr. MacDougall was a member of the portfolio management team between 2016 and 2020, and subsequently since 2022. These years reflect the years in which Mr. MacDougall commenced service with the Predecessor Mutual Fund.

Mark Urquhart BA in Philosophy, Politics, and Economics (1992) University of Oxford PhD in Politics (1996) University of Edinburgh

Mr. Urquhart joined Baillie Gifford in 1996 and is the head of the Long Term Global Growth Team, a strategy which he co-founded in 2003. Mr. Urquhart previously worked as an investment analyst and manager in the US, UK and Japanese Equities teams. He became a partner in 2004. Mr. Urquhart graduated BA in Philosophy, Politics, and Economics from the University of Oxford in 1992 and spent a year at Harvard as a Kennedy Scholar in 1993 before completing a PhD in Politics with a thesis on Nationalism in the EU at the University of Edinburgh in 1996.

Mr. Urquhart has been a member of the portfolio management team since 2014. This year reflects the year in which Mr. Urquhart commenced service with the Predecessor Mutual Fund.

Baillie Gifford U.S. Equity Growth ETF Team

Under normal circumstances, the Fund’s portfolio management team meets regularly to discuss individual stock decisions and every seven weeks to discuss portfolio construction. The team also holds ad hoc meetings as required to discuss relevant developments in the portfolio. All of the members of the team are responsible for researching stocks and every investor contributes to the generation of new ideas, stock research and stock discussions. Once a stock has been fully researched and discussed by all in the team, the portfolio managers are responsible for making the ultimate decision on its inclusion (or otherwise) in the portfolio. Their decisions place an emphasis on backing enthusiasm rather than achieving a full consensus. Each portfolio manager has ownership and accountability for portfolio decisions.

Baillie Gifford ETF Trust – Prospectus

Baillie Gifford U.S. Equity Growth ETF is jointly and primarily managed by a team of experienced portfolio managers, which consists of:

Education	Investment Experience
Dave Bujnowski BSc in Finance and Philosophy Boston College (1993)

Mr. Bujnowski is a portfolio manager in the US Equity Growth Team. He joined Baillie Gifford in 2018 and became a partner in 2021. Before joining the firm, he co-founded Coburn Ventures in 2005. The company studies change to understand what shapes investment opportunities. Mr. Bujnowski has also held various hedge fund roles. He began his career in 1996 at Warburg Dillon before joining UBS. Mr. Bujnowski graduated from Boston College in 1993, where he majored in Finance and Philosophy.

Mr. Bujnowski has been a member of the portfolio management team since 2020. This year reflects the year in which Mr. Bujnowski commenced service with the Predecessor Mutual Fund.

Kirsty Gibson MA (Hons) in Economics (2011) Edinburgh University MSc Carbon Management (2012) Edinburgh University

Ms. Gibson joined Baillie Gifford in 2012 and is a portfolio manager in the US Equity Growth Team and is involved in running the North American portfolio of the Managed Fund and Global Core Fund since 2021. Prior to joining the US Equity Growth Team, Ms. Gibson also spent several years in the small and large cap global equities departments. Ms. Gibson graduated MA (Hons) in Economics in 2011 and MSc in Carbon Management in 2012, both from the University of Edinburgh.

Ms. Gibson has been a member of the portfolio management team since 2016. This year reflects the year in which Ms. Gibson commenced service with the Predecessor Mutual Fund.

Lillian Li BA (Hons) in Economics (2009) Cambridge University MSc in International Development (2011) London School of Economics and Political Science

Ms. Li is a portfolio manager in the US Equity Growth Team. She joined Baillie Gifford in 2022. Before joining the firm, she worked at Eight Roads Ventures (Fidelity’s VC arm) and Salesforce Ventures, where she led investments in growth-stage private companies across the US and Europe. Ms. Li also founded Chinese Characteristics, an acclaimed publication analysing US and Chinese innovation ecosystems. She holds an undergraduate degree in Economics from the University of Cambridge and a Masters in International Development from London School of Economics and Political Science.

Ms. Li has been a member of the portfolio management team since 2026. This year also reflects the year in which Ms. Li commenced service with the Predecessor Mutual Fund.

Gary Robinson MBiochem (2003) University of Oxford CFA Charterholder

Mr. Robinson is a portfolio manager in the US Equity Growth Team. He joined Baillie Gifford in 2003 and became a partner in 2019. He worked on the Japanese, UK and European Equity teams before joining the US Equity Growth Team in 2008. He is a generalist investor but retains a special interest in the healthcare sector, dating back to his undergraduate degree. He graduated MBiochem in Biochemistry from Oxford University in 2003.

Mr. Robinson has been a member of the portfolio management team since 2016. This year reflects the year in which Mr. Robinson commenced service with the Predecessor Mutual Fund.

Tom Slater BSc in Computer Science with Mathematics (2000) University of Edinburgh CFA Charterholder

Mr. Slater joined Baillie Gifford in 2000 and became a partner of the firm in 2012. After serving as deputy manager for five years, he was appointed joint manager of Scottish Mortgage Investment Trust in 2015. During his time at Baillie Gifford, he has also worked in the Developed Asia, UK Equity and Long Term Global Growth teams. He is now also Head of the US Equities Team. Mr. Slater’s investment interest is focused on high -growth companies both in listed equity markets and as an investor in private companies. He graduated BSc in Computer Science with Mathematics from the University of Edinburgh in 2000.

Mr. Slater has been a member of the portfolio management team since 2016. This year reflects the year in which Mr. Slater commenced service with the Predecessor Mutual Fund.

Baillie Gifford ETF Trust – Prospectus

Baillie Gifford Solutions Team

Each Fund’s portfolio management team is assisted by the Manager’s Solutions Team. The Manager’s Solutions Team assists the portfolio management team in portfolio construction on a day-to-day basis, based upon the stock-picking decisions made by the portfolio management team. This portfolio construction process involves the application of systematic techniques to adapt the underlying investment strategies for compatibility with the Funds’ operation as ETFs.

Compensation

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.

Baillie Gifford ETF Trust – Prospectus

Other Service Providers

Baillie Gifford Funds Services LLC (“BGFS”), is the Funds’ principal underwriter (the “Distributor”). BNY is the Funds’ transfer agent (the “Transfer Agent”). BNY is also the Funds’ custodian (the “Custodian”). The Manager pays fees to the Distributor as compensation for the services it renders. The Manager compensates the Transfer Agent and Custodian for their services out of the Unitary Management Fee.

SHARES

Calculation of NAV

A Fund’s NAV per share is calculated by totaling the market value of all assets and fund-level liabilities of the Fund, and dividing by the total amount of shares held in that Fund.

When NAV is calculated

The NAV will be determined as of a particular time of day (the “Pricing Point”) on any day on which the Nasdaq Stock Market LLC (the “Exchange”) is open for unrestricted trading or on which the Funds are required to be open for business as required by Section 22(e) of the 1940 Act. The Pricing Point is normally at the scheduled close of unrestricted trading on the Exchange (generally 4:00 p.m. Eastern Time). In unusual circumstances, the Manager may determine that the Pricing Point shall be at an earlier, unscheduled close or halt of trading on the Exchange. The price at which Authorized Participants’ purchase and redemption orders are effected is based on the next calculation of the NAV after the order is received in good order. “Good order” means, among other things, that their request includes complete information. In general, an order is in “good order” if it includes: (i) the trade date of the purchase or redemption; (ii) the name of the Fund; (iii) the U.S. dollar amount of the shares, in the case of a redemption they may also provide number of shares; (iv) the name and the account number set forth with sufficient clarity to avoid ambiguity; and (v) the relevant authorized signatories. In the case of a purchase, immediately available funds must also be received prior to the Pricing Point.

The NAV may be affected by changes in the value of currencies in relation to the U.S. dollar. This is because investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using currency exchange rates obtained from pricing services at the Pricing Point on each day that the Exchange is open for unrestricted trading. If an Authorized Participant is buying or selling shares, the share price it receives will be the share price determined after the purchase or redemption request is received by the applicable Fund in good order.

The NAV of the Fund’s shares may change on days when, or during times at which, Authorized Participants will not be able to purchase or redeem shares of the Fund. This is because the Fund may invest in securities that are primarily traded on foreign exchanges which may trade at times or on days when the Fund does not price its shares. In such situations, there may be changes between the last quote of the underlying securities’ value in the closed foreign market and the value of such underlying securities during the Fund’s domestic trading day, which could lead to differences between the market price of the Fund’s shares and the shares’ underlying value.

Current NAVs per share for each Fund that has commenced operation are available on the Funds’ website at www.bailliegifford.com/ETFs.

How assets are valued

In accordance with the Trust’s Valuation Procedures, each Fund’s investments are valued at their fair market value as follows:

1.	If reliable market quotations are readily available, the investments will generally be valued at the last quoted sale price on each business day or, if not traded on that business day, at the most recent quoted bid price.

2.	If reliable current market quotations are not readily available or quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained or for any other reason, the fair value of the investments will be assessed by the Manager as the valuation designee, as more fully described in the SAI. Such market changes may:

o	relate to a single issuer or events relating to multiple issuers;

o	be considered to include changes in the value of U.S. securities or securities indices; or

o	occur after the close of the relevant market and before the time at which the applicable NAV is determined.

Rule 2a-5 under the 1940 Act permits a fund’s board to designate the fund’s primary investment adviser to perform the fund’s fair value determinations, which will be subject to board oversight and certain reporting and other requirements intended to ensure that the board receives the information it needs to oversee the fair value determinations. The Board has designated the Manager as the valuation designee. The Manager’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have

Baillie Gifford ETF Trust – Prospectus

on Fund performance and the Manager’s asset-based fees.

Please see the section entitled “Purchase, Redemption, and Pricing of Shares – Determination of Net Asset Value” in the SAI for further information with respect to the valuation procedures.

How to Buy and Sell Shares

Authorized Participants may acquire shares directly from the Funds, and Authorized Participants may tender their shares for redemption directly to the Funds, at NAV per share only in large blocks of shares called “Creation Units”, which are expected to consist of 10,000 shares. Once created, shares of each Fund generally trade in the secondary market in amounts less than a Creation Unit. Purchases and redemptions directly with the Funds must follow the Funds’ procedures, which are described in the SAI.

Shares of the Funds are listed for trading on the Exchange, a national securities exchange. No Fund imposes any minimum investment for shares of such Fund purchased on the Exchange.

Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares at their market price, and shares typically trade in blocks smaller than a Creation Unit.

Most investors will buy and sell shares of the Funds in secondary market transactions through financial intermediaries, such as brokers, at market prices, and the Funds’ shares will trade at market prices. The secondary market price of a Fund’s shares changes throughout the trading day based on market forces such as supply and demand, economic conditions and other factors. Therefore, the prices at which investors trade Fund shares may differ from a Fund’s NAV. A Fund’s shares may trade throughout the trading day at prices greater (premium) or less (discount) than the Fund’s NAV. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States.

Buying or selling each Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of a Fund through a financial intermediary, you will generally incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price of a Fund’s shares). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of Fund shares. The spread varies over time for shares of a Fund based on its trading volume and market liquidity and is generally narrower if a Fund has more trading volume and market liquidity and wider if a Fund has less trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).

Additional information concerning payments the Fund, the Manager or their affiliates may make to financial intermediaries, and the services provided by financial intermediaries, can be found in the SAI under “Manager—Payments to Financial Intermediaries.”

Premium/Discount and NAV Information

The Funds’ website, which is accessible free of charge, includes information that is updated on a daily basis, including, on a per share basis for each Fund, the prior business day’s NAV and the market closing price and a calculation of the premium or discount of the market closing price for Fund shares against such NAV. The Funds’ website will disclose the median bid-ask spread for the Fund’s most recent 30 days based on the National Best Bid and Offer, as required by Rule 6c-11(c)(1)(v) under the 1940 Act. The Funds will also provide any other information on their website regarding premiums/discounts that ETFs registered under the 1940 Act are required to provide from time to time.

Short-Term Trading

The Board has not adopted policies and procedures with respect to frequent purchases and sales of Fund shares for the reasons set forth below.

Shares can only be purchased and redeemed directly from the Funds in Creation Units by Authorized Participants, and the vast majority of trading shares occurs on the secondary market. Because the secondary market trades do not directly involve the Funds, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of gains or losses.

With regard to the purchase or redemption of Creation Units directly with the Funds, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the

Baillie Gifford ETF Trust – Prospectus

Funds and increased transaction costs, which could negatively impact the Funds’ ability to achieve its investment objective. However, direct trading by Authorized Participants is critical to ensuring that shares trade at or close to NAV. A Fund may impose a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. Each Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Additional Information

Creations and Redemptions

Prior to trading in the secondary market, shares of the Funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Only an Authorized Participant may create or redeem Creation Units with the Funds. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Funds.

Each Authorized Participant has entered into an agreement with the Distributor. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Funds or one or more of their service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.

A creation transaction, which is subject to acceptance by the Distributor and the Funds, generally takes place when an Authorized Participant enters into an irrevocable creation order with the Fund and delivers to the Fund via its Distributor a designated portfolio of securities, assets or other positions (“Deposit Instruments”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of a Fund in exchange for a specified number of Creation Units.

Similarly, a redemption transaction generally begins when an Authorized Participant enters into an irrevocable redemption order with the Fund. The Fund then instructs the Distributor to deliver a designated portfolio of securities, assets or other positions (“Redemption Instruments”) held by a Fund and an amount of cash (including any portion of such securities for which cash may be substituted) that constitute the Creation Basket (as defined below) to the Authorized Participant in exchange for the individual Fund shares in volumes of Creation Units being redeemed.

Generally, the name and quantities of the instruments that constitute Deposit Instruments and Redemption Instruments (the “Creation Basket”) will be identical to and will correspond pro rata to the positions in a Fund’s portfolio (including cash positions) used to calculate the Fund’s NAV for that day. However, a Fund may accept “custom baskets” that are not identical in type and pro rata amount to the positions in the Fund’s portfolio. More information regarding custom baskets is contained in the SAI.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the relevant Authorized Participant agreement.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Funds’ instructions or may not be executed at all, or the Funds may not be able to place or change orders.

To the extent the Funds engage in in-kind transactions, the Funds intend to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a Depository Trust Company (“DTC”) participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Funds’ SAI.

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the

Baillie Gifford ETF Trust – Prospectus

circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants.

These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form. Your account information will be maintained by your financial intermediary, which will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your financial intermediary also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from a Fund.

Revenue Share Arrangements with Seed Investors

The Manager may seek to incentivize early investment in a Fund through revenue share arrangements with seed investors who invest in the Fund at certain levels. These seed investors may invest in the Fund at or near the establishment of the Fund, which may facilitate the Fund achieving a specified size or scale. Any such revenue share payments are to be made out of the Manager's profits and not out of the Fund's assets. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Seed investors may contribute all or a majority of the assets in a Fund. There is a risk that such seed investors may sell their investments in the Fund, particularly after payments from the Manager have ceased. Such sales could have a negative impact on a Fund, including on its liquidity and the market price of its shares. The Manager may seek to offer seed investor revenue sharing with respect to Baillie Gifford Emerging Markets ETF, Baillie Gifford International Alpha ETF, Baillie Gifford International Concentrated Growth ETF and Baillie Gifford U.S. Equity Growth ETF.

Additional Notices

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of shares or to any members of the public. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of shares to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Exchange has no obligation or liability to owners of shares in connection with the administration, marketing, or trading of the shares. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

Fund may change the terms

Each Fund reserves the right to suspend or change the terms of the offering of its shares. Each Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Funds may liquidate and terminate at any time without shareholder approval. Any of these actions will be taken in compliance with Rule 6c-11 under the 1940 Act.

Delivery of documents to accounts sharing an address

To reduce expenses, a Fund may send only one copy of the Funds’ Prospectus, each annual and semi-annual report, and other important Fund documents to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. If you revoke your consent to receive a single copy of documents at a shared address, we will begin sending you individual copies within thirty (30) days of receiving such request.

Share Dividends and Distributions

Shares are traded throughout the day in the secondary market on the Exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing

Baillie Gifford ETF Trust – Prospectus

shareholders from the adverse effects on the Funds’ portfolio that could arise from frequent cash redemption transactions.

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually. It is the practice of each Fund to distribute, annually, all net investment income received from investments alongside any net realized capital gains earned through trading activities. The Funds may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

Tax

The following discussion is for general information purposes only. Prospective and actual shareholders should consult their own tax advisors with respect to their particular circumstances and the effect of state, local, or foreign tax laws to which they may be subject.

The following discussion provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders, and it does not address the U.S. federal income tax treatment of shareholders that are subject to special tax regimes such as certain financial institutions, insurance companies, dealers in securities or foreign currencies, U.S. shareholders whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar, persons investing through defined contribution plans and other tax-qualified plans, and persons that hold shares in a Fund as part of a “straddle,” “conversion transaction,” “hedge,” or other integrated investment strategy. All such prospective and actual shareholders are urged to consult their own tax advisors with respect to the U.S. tax treatment of an investment in shares of a Fund.

The discussion below as it relates to U.S. federal income tax consequences is based upon the Code and regulations, rulings, and judicial decisions thereunder as of the date hereof. Such authorities may be repealed, revoked, or modified (possibly on a retroactive basis) so as to result in U.S. federal income tax consequences different from those discussed below. No Fund has sought an opinion of legal counsel as to any specific U.S. tax matters.

U.S. Shareholders

The following discussion addresses certain U.S. federal income tax considerations which may be relevant to investors that:

-	are citizens or residents of the United States, or corporations, partnerships, or other entities created or organized under the laws of the United States or any political subdivision thereof, estates that are subject to United States federal income taxation regardless of the source of their income or trusts if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable Treasury regulations to be treated as a United States person; and

-	hold, directly or indirectly, shares of a Fund as a capital asset (each such investor a “U.S. shareholder”).

Tax Status

Each Fund is treated as a separate taxable entity for U.S. federal income tax purposes.

Each Fund has elected or, in the case of a new Fund, intends to elect to be treated as a regulated investment company under Subchapter M of the Code and intends each year to qualify and be eligible for treatment as such. In order to qualify and be eligible for treatment as a regulated investment company under Subchapter M of the Code, each Fund must, among other things, derive at least 90% of its gross income each year from certain sources of “qualifying income” and comply with certain asset diversification and distribution requirements.

So long as a Fund qualifies for treatment as a regulated investment company, the Fund itself generally will not be subject to U.S. federal income tax to the extent that it distributes to its shareholders, in a timely manner, dividend, interest and certain other income, its net realized short-term capital gains and its net realized long-term capital gains.

The remainder of this discussion assumes that each Fund will qualify as a regulated investment company.

Excise Tax

Each Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts, if it fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or for the one-year period ending December 31 if the Fund so elects), plus any retained amount from the prior year. Distributions made in January will generally be deemed to have been paid by such Fund on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax,

Baillie Gifford ETF Trust – Prospectus

although there can be no assurance it will make such distributions.

Personal Holding Company Rules

If a Fund were to be a “personal holding company,” it would potentially need to comply with additional requirements with respect to its distributions to shareholders in order to avoid a Fund-level tax under the personal holding company rules.

Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders subject to tax as ordinary income.

Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long the shareholder has owned its shares.

Distributions of net capital gains from the sale of investments that a Fund owned (or is deemed to have owned) for more than one year and that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gains and taxed to individuals at reduced rates relative to ordinary income. Distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions of investment income reported by a Fund as derived from “qualified dividend income” – as further defined in the SAI – will be taxed in the hands of individuals at the rates applicable to long-term capital gains provided that holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to a shareholder (other than a tax-exempt shareholder or a shareholder investing through a tax-advantaged account) even if they are paid from income or gains earned by a Fund before the shareholder’s investment (and thus were included in the price paid by the shareholder for Fund shares). Distributions from a Fund will be taxed as described above whether received in cash or in additional Fund shares.

Notwithstanding the foregoing, each of the Funds may retain (a) investment company taxable income, subject to the distribution requirements applicable for qualification as a regulated investment company under the Code and/or (b) net capital gains and pay a Fund-level tax on any such retained amounts.

Medicare Tax

A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any capital gain dividends paid by a Fund, and net gains recognized on the sale, exchange, or other taxable disposition of shares of a Fund.

Sale, Exchange or Other Taxable Disposition

A sale or exchange of shares of a Fund is a taxable event to the selling or exchanging shareholder. An exchange of a Fund’s shares for shares of another Baillie Gifford fund will be treated as a sale of the Fund’s shares. Any gain resulting from a sale, exchange (including an exchange for shares of another Baillie Gifford fund), or other taxable disposition of shares in a Fund will generally (except in the case of a tax-exempt shareholder or a shareholder investing through a tax-advantaged account) be subject to federal income tax at either short-term or long-term capital gain rates depending on how long the shareholder has owned the shares.

Foreign Currency and Other Derivative Transactions

A Fund’s transactions in foreign currencies and certain derivative instruments, including options, futures contracts, forward contracts, swaps and straddles, as well as any of its hedging transactions may be subject to special tax rules and may produce a difference between the Fund’s book income and taxable income. The special tax rules to which such transactions are subject may accelerate income or defer losses of a Fund, or otherwise affect the amount, timing or character of distributions to shareholders. A difference between a Fund’s book and taxable income may cause a portion of the Fund’s income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company and avoid a Fund-level tax.

Debt Transactions

A Fund’s investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

Foreign Taxes

Each Fund may be subject to foreign withholding and other taxes on income, gains and proceeds derived from foreign investments. Such taxes would reduce the yield on a Fund’s investments. However, as described immediately below, shareholders may be entitled to claim a credit or deduction with respect to their share of foreign taxes incurred by a Fund.

Baillie Gifford ETF Trust – Prospectus

Foreign Tax Credit or Deduction

If more than 50% of a Fund’s assets at taxable year end consist of the securities of foreign corporations, the Fund may elect to permit shareholders who are U.S. citizens or residents or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro-rata portions of foreign income taxes paid by the Fund. In such case, income of a Fund from non-U.S. sources that is distributed to Fund shareholders would be treated as income from non-U.S. sources. The amount of foreign income taxes paid by a Fund would be treated as foreign taxes paid directly by Fund shareholders and, in addition, this amount would be treated as additional income to Fund shareholders from non-U.S. sources regardless of whether the Fund shareholder would be eligible to claim a foreign tax credit or deduction in respect of those taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including, with respect to the foreign tax credit, a holding period requirement applied at both the Fund and the shareholder level). Prospective investors should also consult the discussion in the SAI regarding investment by a Fund in securities of certain foreign corporations.

Annual Tax Reports

Where required, the Funds will provide shareholders with federal tax information annually, including information about dividends and distributions paid during the preceding year.

IRS Returns

Shareholders may be required to file an information return with the IRS including, but not limited to, if they recognize certain levels of losses with respect to shares in a Fund (at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder), or are deemed to have participated in a confidential transaction involving shares in a Fund.

FinCEN Form 114

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114,

Report of Foreign Bank and Financial Accounts. Shareholders are urged to consult a tax advisor regarding the applicability to them of this reporting requirement.

Backup Withholding Tax

A Fund generally is required to apply backup withholding and remit to the U.S. Treasury a percentage of the taxable distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Non-U.S. Persons Tax Treatment

Fund shareholders who are not U.S. citizens or residents or that are foreign corporations, partnerships, trusts or estates may be subject to substantially different tax treatment with respect to distributions from the Funds.

Taxation on Creations and Redemptions of Creation Units

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Baillie Gifford ETF Trust – Prospectus

FINANCIAL HIGHLIGHTS

The Funds are new and have no performance history as of the date of this Prospectus. Subject to approval by the shareholders of the Predecessor Mutual Funds, the Reorganized Funds will each acquire all of the assets, subject to the liabilities, of the Predecessor Mutual Funds, each a series of Baillie Gifford Funds, in the Reorganizations. As a result of the Reorganizations, the financial highlights information provided for the Reorganized Funds are the financial history of the respective Predecessor Mutual Funds. Because Baillie Gifford Emerging Markets ETF and Baillie Gifford International Alpha ETF will not be a part of any Reorganization and have not commenced operations prior to the date of this Prospectus, financial highlights information is not available for the Funds.

The following tables illustrate the financial performance for each share class of the Predecessor Mutual Fund for the fiscal periods shown. Certain information reflects financial results for a single Predecessor Mutual Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Predecessor Mutual Funds’ shares assuming reinvestment of all dividends and distributions. This information for the years ended December 31, 2020, December 31, 2021, December 31, 2022, December 31, 2023, and December 31, 2024 has been audited by Cohen & Company, Ltd. the independent registered public accounting firm for the Predecessor Mutual Funds, whose report, along with the Predecessor Mutual Funds’ financial statements as of December 31, 2024, is included in the Predecessor Mutual Funds’ Form N-CSR filing, which is available without charge upon request. The information for the six months ended June 30, 2025, is unaudited and is included in the Predecessor Mutual Funds’ Form N-CSRS filing, which is also available upon request.

Baillie Gifford ETF Trust – Prospectus

Baillie Gifford International Concentrated Growth Equities Fund

Selected data for a Class K share outstanding throughout each period:

	For the
	Six Months
	Ended	For the	For the	For the	For the	For the
	June 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2025	December 31,	December 31,	December 31,	December 31,	December 31,
	(unaudited)	2024	2023	2022	2021	2020
Net asset value, beginning of period	$7.67	$6.47	$5.63	$9.89	$12.31	$12.70

From Investment Operations
Net investment income (loss)(a)	0.00(b)	0.00(b)	(0.01)	(0.01)	0.04	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	1.67	1.20	0.85	(3.91)	0.03	12.16
Net increase (decrease) in net asset value from investment operations	1.67	1.20	0.84	(3.92)	0.07	12.12

Dividends and Distributions to Shareholders
From net investment income	—	—	—	(0.00)(b)	(0.03)	—
From net realized gain on investments	—	—	—	(0.34)	(2.46)	(12.51)
Total dividends and distributions	—	—	—	(0.34)	(2.49)	(12.51)

Net asset value, end of period	$9.34	$7.67	$6.47	$5.63	$9.89	$12.31

Total Return
Total return based on net asset value(c)	21.77%	18.55%	14.92%	(39.55)%	0.74%	97.24%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,022	$34,058	$32,839	$29,867	$56,513	$42,357
Ratio of net expenses to average net assets, before waiver	0.84%*	0.90%	0.89%	0.91%	0.79%	0.79%
Ratio of net expenses to average net assets, after waiver	0.72%*	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income loss to average net assets	(0.07)%*	(0.02)%	(0.09)%	(0.10)%	0.27%	(0.26)%
Portfolio turnover rate(d)	7%	26%	28%	65%	54%	59%

*           Annualized.

(a)        Calculated based upon average shares outstanding during the period.

(b)        Amount is less than $0.005 per share.

(c)        Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)        Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

Baillie Gifford ETF Trust – Prospectus

Selected data for an Institutional Class share outstanding throughout each period:

	For the
	Six Months
	Ended	For the	For the	For the	For the	For the
	June 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2025	December 31,	December 31,	December 31,	December 31,	December 31,
	(unaudited)	2024	2023	2022	2021	2020
Net asset value, beginning of period	$7.55	$6.38	$5.56	$9.78	$12.19	$12.65

From Investment Operations
Net investment income (loss)(a)	(0.01)	(0.01)	(0.01)	(0.01)	0.01	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	1.65	1.18	0.83	(3.87)	0.05	12.14
Net increase (decrease) in net asset value from investment operations	1.64	1.17	0.82	(3.88)	0.06	12.05

Dividends and Distributions to Shareholders
From net investment income	—	—	—	(0.00)(b)	(0.01)	—
From net realized gain on investments	—	—	—	(0.34)	(2.46)	(12.51)
Total dividends and distributions	—	—	—	(0.34)	(2.47)	(12.51)

Net asset value, end of period	$9.19	$7.55	$6.38	$5.56	$9.78	$12.19

Total Return
Total return based on net asset value(c)	21.72%	18.34%	14.75%	(39.58)%	0.69%	97.09%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$63,234	$45,416	$42,738	$37,633	$57,278	$18,012
Ratio of net expenses to average net assets, before waiver	0.94%*	0.99%	0.99%	1.00%	0.90%	0.87%
Ratio of net expenses to average net assets, after waiver	0.81%*	0.81%	0.82%	0.81%	0.83%	0.80%
Ratio of net investment income loss to average net assets	(0.16)%*	(0.13)%	(0.22)%	(0.22)%	0.11%	(0.47)%
Portfolio turnover rate(d)	7%	26%	28%	65%	54%	59%

*           Annualized.

(a)        Calculated based upon average shares outstanding during the period.

(b)        Amount is less than $0.005 per share.

(c)        Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)        Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

Baillie Gifford ETF Trust – Prospectus

Baillie Gifford Long Term Global Growth Fund

Selected data for a Class 2 share outstanding throughout each period:

	For the
	Six Months
	Ended	For the	For the	For the	For the	For the
	June 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2025	December 31,	December 31,	December 31,	December 31,	December 31,
	(unaudited)	2024	2023	2022	2021	2020
Net asset value, beginning of period	$33.22	$26.57	$19.45	$37.47	$38.45	$20.68

From Investment Operations
Net investment (loss)(a)	(0.05)	(0.11)	(0.07)	(0.08)	(0.25)	(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	4.79	6.76	7.19	(17.19)	1.20	21.17
Net increase (decrease) in net asset value from investment operations	4.74	6.65	7.12	(17.27)	0.95	21.00

Dividends and Distributions to Shareholders
From net realized gain on investments	—	—	—	(0.75)	(1.93)	(3.23)
Total dividends and distributions	—	—	—	(0.75)	(1.93)	(3.23)

Net asset value, end of period	$37.96	$33.22	$26.57	$19.45	$37.47	$38.45

Total Return
Total return based on net asset value(b)	14.26%	25.01%	36.60%	(46.04)%	2.50%	101.77%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$131,239	$115,559	$81,054	$60,624	$121,252	$131,695
Ratio of net expenses to average net assets	0.69%*	0.70%	0.71%	0.73%	0.70%	0.71%
Ratio of net investment loss to average net assets	(0.30)%*	(0.38)%	(0.29)%	(0.33)%	(0.60)%	(0.58)%
Portfolio turnover rate(c)	15%	27%	17%	28%	16%	40%

*           Annualized.

(a)        Calculated based upon average shares outstanding during the period.

(b)        Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(c)        Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

Baillie Gifford ETF Trust – Prospectus

Selected data for a Class K share outstanding throughout each period:

	For the
	Six Months
	Ended	For the	For the	For the	For the	For the
	June 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2025	December 31,	December 31,	December 31,	December 31,	December 31,
	(unaudited)	2024	2023	2022	2021	2020
Net asset value, beginning of period	$33.24	$26.59	$19.46	$37.48	$38.47	$20.69

From Investment Operations
Net investment (loss)(a)	(0.05)	(0.12)	(0.07)	(0.08)	(0.25)	(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	4.79	6.77	7.20	(17.19)	1.19	21.18
Net increase (decrease) in net asset value from investment operations	4.74	6.65	7.13	(17.27)	0.94	21.01

Dividends and Distributions to Shareholders
From net realized gain on investments	—	—	—	(0.75)	(1.93)	(3.23)
Total dividends and distributions	—	—	—	(0.75)	(1.93)	(3.23)

Net asset value, end of period	$37.98	$33.24	$26.59	$19.46	$37.48	$38.47

Total Return
Total return based on net asset value(b)	14.26%	24.97%	36.64%	(46.04)%	2.48%	101.76%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$449,976	$524,413	$320,106	$240,856	$432,975	$221,188
Ratio of net expenses to average net assets	0.69%*	0.70%	0.71%	0.73%	0.70%	0.71%
Ratio of net investment loss to average net assets	(0.32)%*	(0.38)%	(0.29)%	(0.34)%	(0.61)%	(0.57)%
Portfolio turnover rate(c)	15%	27%	17%	28%	16%	40%

*           Annualized.

(a)        Calculated based upon average shares outstanding during the period.

(b)        Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(c)        Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

Baillie Gifford ETF Trust – Prospectus

Selected data for an Institutional Class share outstanding throughout each period:

	For the
	Six Months
	Ended	For the	For the	For the	For the	For the
	June 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2025	December 31,	December 31,	December 31,	December 31,	December 31,
	(unaudited)	2024	2023	2022	2021	2020
Net asset value, beginning of period	$33.03	$26.44	$19.38	$37.36	$38.38	$20.66

From Investment Operations
Net investment (loss)(a)	(0.07)	(0.14)	(0.09)	(0.10)	(0.29)	(0.22)
Net realized and unrealized gain (loss) on investments and foreign currency	4.76	6.73	7.15	(17.13)	1.20	21.17
Net increase (decrease) in net asset value from investment operations	4.69	6.59	7.06	(17.23)	0.91	20.95

Dividends and Distributions to Shareholders
From net realized gain on investments	—	—	—	(0.75)	(1.93)	(3.23)
Total dividends and distributions	—	—	—	(0.75)	(1.93)	(3.23)

Net asset value, end of period	$37.72	$33.03	$26.44	$19.38	$37.36	$38.38

Total Return
Total return based on net asset value(b)	14.20%	24.92%	36.43%	(46.08)%	2.40%	101.61%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$415,460	$330,093	$250,427	$176,109	$525,321	$350,860
Ratio of net expenses to average net assets	0.78%*	0.80%	0.81%	0.84%	0.80%	0.79%
Ratio of net investment loss to average net assets	(0.39)%*	(0.48)%	(0.39)%	(0.42)%	(0.71)%	(0.68)%
Portfolio turnover rate(c)	15%	27%	17%	28%	16%	40%

*           Annualized.

(a)        Calculated based upon average shares outstanding during the period.

(b)        Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(c)        Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

Baillie Gifford ETF Trust – Prospectus

Baillie Gifford U.S. Equity Growth Fund

Selected data for a Class K share outstanding throughout each period:

	For the
	Six Months
	Ended	For the	For the	For the	For the	For the
	June 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2025	December 31,	December 31,	December 31,	December 31,	December 31,
	(unaudited)	2024	2023	2022	2021	2020
Net asset value, beginning of period	$26.60	$20.37	$13.95	$34.63	$39.85	$18.25

From Investment Operations
Net investment (loss)(a)	(0.07)	(0.11)	(0.09)	(0.10)	(0.25)	(0.16)
Net realized and unrealized gain (loss) on investments and foreign currency	3.51	6.34	6.51	(19.21)	(1.40)	23.07
Net increase (decrease) in net asset value from investment operations	3.44	6.23	6.42	(19.31)	(1.65)	22.91

Dividends and Distributions to Shareholders
From net realized gain on investments	—	—	—	(1.37)	(3.57)	(1.31)
Total dividends and distributions	—	—	—	(1.37)	(3.57)	(1.31)

Net asset value, end of period	$30.04	$26.60	$20.37	$13.95	$34.63	$39.85

Total Return
Total return based on net asset value(b)	12.93%	30.59%	46.02%	(55.58)%	(4.17)%	125.57%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,725	$8,615	$21,710	$16,273	$38,673	$58,076
Ratio of net expenses to average net assets, before waiver	1.53%*	1.25%	1.00%	0.97%	0.68%	0.97%
Ratio of net expenses to average net assets, after waiver	0.65%*	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment loss to average net assets	(0.51)%*	(0.51)%	(0.50)%	(0.53)%	(0.58)%	(0.55)%
Portfolio turnover rate(c)	7%	19%	22%	14%	70%	33%

*           Annualized.

(a)        Calculated based upon average shares outstanding during the period.

(b)        Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(c)        Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

Baillie Gifford ETF Trust – Prospectus

Selected data for an Institutional Class share outstanding throughout each period:

	For the
	Six Months
	Ended	For the	For the	For the	For the	For the
	June 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2025	December 31,	December 31,	December 31,	December 31,	December 31,
	(unaudited)	2024	2023	2022	2021	2020
Net asset value, beginning of period	$26.44	$20.27	$13.90	$34.53	$39.78	$18.23

From Investment Operations
Net investment (loss)(a)	(0.08)	(0.14)	(0.10)	(0.13)	(0.29)	(0.20)
Net realized and unrealized gain (loss) on investments and foreign currency	3.48	6.31	6.47	(19.13)	(1.39)	23.06
Net increase (decrease) in net asset value from investment operations	3.40	6.17	6.37	(19.26)	(1.68)	22.86

Dividends and Distributions to Shareholders
From net realized gain on investments	—	—	—	(1.37)	(3.57)	(1.31)
Total dividends and distributions	—	—	—	(1.37)	(3.57)	(1.31)

Net asset value, end of period	$29.84	$26.44	$20.27	$13.90	$34.53	$39.78

Total Return
Total return based on net asset value(b)	12.86%	30.44%	45.93%	(55.63)%	(4.25)%	125.43%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,990	$13,895	$23,799	$18,714	$58,804	$42,732
Ratio of net expenses to average net assets, before waiver	1.65%*	1.34%	1.10%	1.08%	0.77%	1.06%
Ratio of net expenses to average net assets, after waiver	0.78%*	0.75%	0.75%	0.76%	0.75%	0.74%
Ratio of net investment loss to average net assets	(0.64)%*	(0.61)%	(0.59)%	(0.64)%	(0.68)%	(0.65)%
Portfolio turnover rate(c)	7%	19%	22%	14%	70%	33%

*           Annualized.

(a)        Calculated based upon average shares outstanding during the period.

(b)        Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(c)        Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

Baillie Gifford ETF Trust – Prospectus

ADDITIONAL PERFORMANCE INFORMATION

As noted in the Fund Summaries above, this section contains additional information regarding the comparative indices of the Funds. The Average Annual Total Returns Table in each Fund Summary will compare the relevant Fund’s returns with those of a broad-based market index. The sub-section below titled “Index Descriptions” describes the market indices that are used in each Fund Summary and referenced in the Principal Investment Strategies of certain Funds.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, taxes (including withholding taxes), brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Index Descriptions

The MSCI ACWI Index captures large and mid-cap representation across 23 Developed Markets and 24 Emerging Markets countries. With 2,511 constituents, the index covers approximately 85% of the global investable equity opportunity set.

The MSCI ACWI ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. With 1,966 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with relatively higher price-to-book ratios, higher Institutional Brokers’ Estimate System forecast medium term (2 year) growth and higher sales per share historical growth (5 years). The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

The S&P 500 Index includes 500 leading companies and covers approximately 80% of available market capitalization.

For the purposes of the index descriptions above, “Developed Markets” countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. “Emerging Markets” countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece,

Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Index Disclaimers

The S&P 500 Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Baillie Gifford & Co. S&P® and S&P 500® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Baillie Gifford & Co. Baillie Gifford & Co product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This Prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.

The Russell 1000 Growth Index. The source of the index data is London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”).© LSE Group 2020. FTSE Russell is a trading name of certain of the LSE Group companies. “Russell®” is a trademark(s) of the relevant LSE Group companies and is used by any other LSE Group company under license. “TMX®” is a trademark of TSX, Inc. and used by the LSE Group under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this Prospectus. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this Prospectus.

Baillie Gifford ETF Trust – Prospectus

HISTORICAL PERFORMANCE INFORMATION FOR SIMILAR ACCOUNTS

The Funds are new, and therefore have no performance history. As a result, certain Funds (i.e., those not subject to a possible Reorganization) have no performance history that is permitted to be shown in the “Fund Summaries” section of this Prospectus. For each such Fund, historical performance information for Similar Accounts, which are each managed by the Manager and its affiliates, that have substantially similar investment objectives, policies, strategies, risks and investment restrictions as the respective Fund, is provided. These Similar Accounts include all accounts with substantially similar investment objectives, policies, strategies, risks and investment restrictions as the respective Fund.

The performance of the Similar Accounts may differ, sometimes significantly, from the performance of the Funds for a variety of reasons, including as a result of the timing of investments and redemptions and divergences in underlying investments resulting from various regulatory restrictions specific to ETFs or mutual funds as well as other differences relating to jurisdiction and/or product design. In addition, the effect of taxes on any investor will depend on such person’s tax status, and the results have not been reduced to reflect any income tax that may have been payable.

The Similar Accounts are separate and distinct from the Funds, and the results presented below may not necessarily equate with the return experiences by any particular investor. The performance of the Similar Accounts is not intended as a substitute for the Funds’ performance and should not be considered a prediction of the future performance of the Funds or the Manager.

The returns of certain Similar Accounts have been converted to U.S. dollars. The Similar Accounts are managed in U.S. dollars, Canadian dollars, and Euros. For Similar Accounts managed in Canadian dollars or Euros, the returns of the Similar Accounts would have been different if they had not been converted to U.S. dollars. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. The performance for certain Similar Accounts has been calculated in a manner that complies with local performance reporting requirements, which may differ from the standardized SEC method. All returns reflect the deduction of brokerage commissions and execution costs paid by the Similar Accounts, without provision for federal or state income taxes. “Net of fees” figures are net of all actual fees and reflect the deduction of investment advisory fees and for the Similar Accounts, reflect the deduction of all account-level fees, which for certain accounts include custodial fees.

Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Similar Accounts may be subject to lower expenses than a Fund and may not be subject to the same diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Code. Consequently, the performance results for a Similar Account may have been less favorable had it been subject to the same expenses as a Fund or had it been regulated as an investment company under the federal securities laws.

Similar Account Performance for Baillie Gifford Emerging Markets ETF:

Annualized returns for periods ended December 31:

Period	Baillie Gifford Emerging Markets All Cap Composite (net of fees) (USD)	MSCI Emerging Markets Index (USD)*
Since Inception (September 30, 1994)	7.6%	4.8%
10 Years	5.1%	4.0%
5 Years	1.0%	2.1%
3 Years	-4.0%	-1.5%
1 Year	6.1%	8.1%
*	The following information about the MSCI Emerging Markets Index is current as of October 31, 2025:

The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets countries. With 1,190 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Year	Baillie Gifford Emerging Markets All Cap Composite (net of fees) (USD)	MSCI Emerging Markets Index (USD)*
2025**	37.5%	33.6%
2024	6.1%	8.1%
2023	14.2%	10.3%
2022	-27.1%	-19.7%
2021	-8.5%	-2.2%
2020	29.9%	18.7%
2019	27.9%	18.9%
2018	-15.1%	-14.2%

Baillie Gifford ETF Trust – Prospectus

Year	Baillie Gifford Emerging Markets All Cap Composite (net of fees) (USD)	MSCI Emerging Markets Index (USD)*
2017	53.2%	37.8%
2016	2.7%	11.6%
**	YTD 12/31/2024 to 10/31/2025
*	See MSCI Emerging Markets Index description under the table above.

Similar Account Performance for Baillie Gifford International Alpha ETF:

Annualized returns for periods ended December 31:

Period	Baillie Gifford International Alpha Composite (net of fees) (USD)	MSCI ACWI ex USA Index (USD)*
Since Inception (June 30, 2002)	7.8%	6.7%
10 Years	5.6%	5.3%
5 Years	2.4%	4.6%
3 Years	-3.8%	1.3%
1 Year	5.3%	6.1%
*	The following information about the MSCI ACWI ex USA Index is current as of December 31, 2025:

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries*. With 1,973 constituents, the index covers approximately 85% of the global equity opportunity set outside the US

Year	Baillie Gifford International Alpha Composite (net of fees) (USD)	MSCI ACWI ex USA Index (USD)**
2025*	18.6%	29.2%
2024	5.3%	6.1%
2023	19.0%	16.2%
2022	-28.9%	-15.6%
2021	-0.5%	8.3%
2020	26.7%	11.1%
2019	32.8%	22.1%
2018	-16.9%	-13.8%
2017	34.9%	27.8%
2016	5.2%	5.0%
*	YTD 12/31/2024 to 10/31/2025
*	See MSCI ACWI ex USA Index description under the table above.

Baillie Gifford ETF Trust – Prospectus

CONTACTS AND FURTHER INFORMATION

Fund	The SAI contains more detailed information about each Fund. The SAI is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.
Investments

Additional information about each Fund’s investments can be found, when available:

-      On the Manager’s website at www.bailliegifford.com/ETFs.

-       In the SAI. The Trust’s policies on disclosing the Funds’ portfolio holdings are described in the SAI.

Each Predecessor Mutual Fund’s annual and semi-annual reports and Form N-CSR contain additional information about such Predecessor Mutual Fund’s investments. In each Predecessor Mutual Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected such Predecessor Mutual Fund’s performance during the last fiscal year. In Form N-CSR, you will find each Predecessor Mutual Fund’s annual and semi-annual financial statements.

Copies of Reports

The Prospectus, the SAI, the most recent annual and semi-annual reports to shareholders of each Fund and Predecessor Mutual Fund, and other information such as Fund or Predecessor Mutual Fund financial statements, may be obtained, free of charge, by contacting the Trust using the contacts below and:

-       On the Trust’s website, at www.bailliegifford.com/ETFs.

Reports and other information about the Funds are available:

-      On the EDGAR database on the SEC’s Internet site at http://www.sec.gov. This website includes reports and other information about the Funds. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Books and Records	The books and records of the Funds are maintained at the offices of the Manager at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, and at the offices of the Transfer Agent and Custodian at 240 Greenwich Street, New York, NY 10286.
Other Shareholder Queries	Shareholders may request other information about the Funds and may direct inquiries to the Trust c/o Baillie Gifford Overseas Limited, or the Transfer Agent using the contacts below.

Contact the Trust

Online	www.bailliegifford.com/ETFs
Email	northamericanvehiclesteam@bailliegifford.com
Mail	c/o Baillie Gifford Overseas Limited, One Greenside Row, Calton Square, Edinburgh EH1 3AN
Toll-Free Telephone	1-844-394-6127

Contact the Transfer Agent

Inquiry Emails	BNYMETFOrderDesk@bny.com
Mail	Bank of New York Mellon, 240 Greenwich Street, New York, NY, 10286
Toll-Free Telephone	1-844-545-1258

Investment Company Act File No. 811-24127

Baillie Gifford ETF Trust

Statement of Additional Information

February 2, 2026

This Statement of Additional Information (“SAI”) relates to the following funds of Baillie Gifford ETF Trust (the “Trust”):

	Exchange Ticker Symbol	Principal U.S. Trading Market
Baillie Gifford Emerging Markets ETF	BGEG	The Nasdaq Stock Market LLC
Baillie Gifford International Alpha ETF	BGIA	The Nasdaq Stock Market LLC
Baillie Gifford International Concentrated Growth ETF	BGCG	The Nasdaq Stock Market LLC
Baillie Gifford Long Term Global Growth ETF	BGGG	The Nasdaq Stock Market LLC
Baillie Gifford U.S. Equity Growth ETF	BGUS	The Nasdaq Stock Market LLC

This SAI is not a prospectus. This SAI provides additional information in relation to the prospectuses for the funds listed above (each a “Fund” and together the “Funds”) dated February 2, 2026, each as revised or supplemented from time to time (together, the “Prospectus”), and should be read in conjunction therewith.

Each Fund is a series of Baillie Gifford ETF Trust (the “Trust”). Each Fund is newly organized. Baillie Gifford International Concentrated Growth ETF, Baillie Gifford Long Term Global Growth ETF, and Baillie Gifford U.S. Equity Growth ETF (each, a “Reorganized Fund”) have been organized, and are being registered, in order to serve as the surviving funds in “shell reorganizations” with series of another registered investment company (the “Reorganizations”), subject to approval by the shareholders of Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford Long Term Global Growth Fund, and Baillie Gifford U.S. Equity Growth Fund (each, a “Predecessor Mutual Fund”), respectively. With the exception of shares to be issued in connection with the Reorganizations (which the Reorganized Funds intend to register under a separate registration statement on Form N-14), the Funds do not expect to make a public offering of their shares until the Reorganizations have been completed or, in the event required approvals are not obtained, efforts to effect the Reorganizations have been discontinued.

The Prospectus, this SAI, the most recent annual and semi-annual reports to shareholders of each Fund, and other information such as Fund financial statements, as they become available, may be obtained, free of charge, by contacting the Trust using the details below. The audited financial statements of the Predecessor Mutual Funds within the Baillie Gifford Funds’ report to shareholders for the fiscal period ended December 31, 2024, the notes thereto, and the report of Baillie Gifford Funds’ independent registered public accounting firm thereon are incorporated herein by reference to the Baillie Gifford Funds’ annual report to shareholders, which was filed with the SEC on Form N-CSR on March 4, 2025 (Accession Number: 0001104659-25-020192). The unaudited financial statements of the Predecessor Mutual Funds within the Baillie Gifford Funds’ report to shareholders for the six months ended June 30, 2025, and the notes thereto are incorporated herein by reference to the Baillie Gifford Funds’ semi-annual report to shareholders, which was filed with the SEC on Form N-CSRS on September 3, 2025 (Accession Number: 0001104659-25-086815).

Online	www.bailliegifford.com/ETFs
Email	northamericanvehiclesteam@bailliegifford.com
Mail	c/o Baillie Gifford Overseas Ltd., Calton Square, 1 Greenside Row, Edinburgh, United Kingdom EH1 3AN
Toll-Free Telephone	1-844-394-6127

Baillie Gifford ETF Trust – Statement of Additional Information

Background on the Trust and the Funds

The Trust

Baillie Gifford ETF Trust (the “Trust”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on February 24, 2025.

Funds

The Trust consists of multiple series which, as set out below, are offered in the Prospectus and this SAI. Each series that is offered under the Prospectus and this SAI is referred to in this SAI as a “Fund” and together the “Funds.”

Series	Diversified
Baillie Gifford Emerging Markets ETF	Yes
Baillie Gifford International Alpha ETF	Yes
Baillie Gifford International Concentrated Growth ETF	No
Baillie Gifford Long Term Global Growth ETF	No
Baillie Gifford U.S. Equity Growth ETF	No

Each Fund is an actively managed exchange-traded fund (an “ETF”). Shares of each Fund are listed and trade on the Nasdaq Stock Market LLC (the “Exchange”) at market prices that may be at, above or below the Fund’s net asset value (“NAV”).

Each Fund offers and issues its shares at its NAV only in aggregations of a specified number of shares (each, a “Creation Unit”). The Funds generally offer and issue shares in exchange for the deposit (or delivery) of a basket of securities, assets, or other positions (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Funds reserve the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares may be purchased or redeemed at NAV only in Creation Units by or through authorized participants (“Authorized Participants”) and, generally, in exchange for Deposit Securities and a Cash Component. A Creation Unit generally consists of 10,000 shares, though this varies between the Funds and may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with Funds cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the applicable Participant Agreement (as defined below). The Fund may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

Exchange Listing and Trading

There can be no assurance that the Funds will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange may consider the suspension of trading in, and will initiate delisting proceedings of the shares of the Funds, as described in the Exchange’s rulebook, under any of the following circumstances: (1) if any of the continued listing requirements are not continuously maintained, (2) if following the initial twelve-month period after commencement of trading on the Exchange, there are fewer than 50 beneficial holders of the shares of a Fund, (3) a Fund is no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act of 1940, as amended (the “1940 Act”), or (4) if such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other publicly-traded securities, when you buy or sell shares of a Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.

The Trust reserves the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor’s equity interest in the Funds.

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Baillie Gifford ETF Trust – Statement of Additional Information

The base and trading currency of the Funds is the U.S. dollar. The base currency is the currency in which each Fund’s NAV per share is calculated and the trading currency is the currency in which shares of a Fund are listed and traded on the Exchange.

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Fund Investments

This section sets out investment policies for each Fund, which apply in addition to the investment strategies summarized in the Prospectus under “Principal Investment Strategies” and “Selected Investment Techniques and Topics.” The investment policies of each Fund set forth in the Prospectus and in this SAI may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval except that any policy explicitly identified as “fundamental” may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which means the lesser of (i) 67% of the shares of that Fund represented at a meeting at which 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Except as otherwise stated or as required under applicable law, all percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Non-Fundamental Investment Policies

Each Fund’s investment objective and policies set forth in the Prospectus are non-fundamental policies of such Fund. In addition, each Fund will not invest more than 15% of the value of net assets of the Fund in illiquid investments.

The following non-fundamental policies set forth in the Prospectus are subject to change only upon sixty days’ prior notice to shareholders.

●	Baillie Gifford Emerging Markets ETF

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located in countries represented in the MSCI Emerging Markets Index.

●	Baillie Gifford U.S. Equity Growth ETF

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies whose principal activities are in the U.S.

Fundamental Investment Policies

In addition to each Fund’s diversification status as stated in the above “Background on the Trust and the Funds – Funds” section, the following are fundamental policies of the Funds:

A Fund may:

1.	Act as underwriter of securities to the extent consistent with applicable law, regulation or order from time to time.

2.	Borrow money to the extent consistent with applicable law, regulation or order from time to time.

3.	Purchase, sell, or hold real estate or interests in real estate to the extent consistent with applicable law, regulation or order from time to time.

4.	Invest in commodities to the extent consistent with applicable law, regulation or order from time to time.

5.	Make loans to others to the extent consistent with applicable law, regulation or order from time to time.

6.	Issue senior securities to the extent consistent with applicable law, regulation or order from time to time.

7.	Not purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities, including securities issued by any agency or instrumentality of the U.S. government, and related repurchase agreements.

In determining whether a transaction is permitted by applicable law, regulation, or order, each Fund currently construes fundamental policies (2) and (6) above not to prohibit any transaction that is permitted under Section 18 of the 1940 Act, and the rules thereunder, including Rule 18f-4, as interpreted or modified, or as may otherwise be permitted by regulators having jurisdiction from time to time. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Provisions of the 1940 Act permit the Funds to borrow from a bank, provided that the borrowing Funds maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with exceptions for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and

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directly from the acquisition of any security or the action taken.

Temporary Defensive Positions

Each Fund may invest a portion of its assets in cash or cash equivalents, including money market funds or short-term commercial paper, to facilitate daily portfolio operations, and to take temporary defensive positions—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In taking temporary defensive positions, each Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Other Investment Companies

A Fund may invest in securities of other investment companies or unit investment trust investment companies, including exchange-traded funds, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and the rules thereunder. To the extent a Fund relies on Section 12(d)(1)(G) of the 1940 Act to invest without limit in shares of another series of the Trust (each, an “Underlying Fund”), such Underlying Fund may not acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. The SEC has adopted Rule 12d1-4 under the 1940 Act. Subject to certain conditions Rule 12d1-4 provides an exemption to permit acquiring funds to invest in the securities of other registered investment companies in excess of the limits of Section 12(d)(1).

Diversification

Each Fund that is a diversified fund generally will not, with respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies. Additionally, each Fund that is a diversified fund generally will not, with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

Risks

The principal risks of investing in each of the Funds are summarized in the Prospectus under the Fund Summaries and are discussed in more detail under “Principal Investment Risks.”

The discussion below is meant to supplement these sections of the Prospectus by addressing certain non-principal risks and providing additional detail regarding certain of the principal risks.

Accelerated Transactions

For a Fund to take advantage of certain available investment opportunities, the Manager may need to make investment decisions on an expedited basis. In such cases, the information available to the Manager at the time of an investment decision may be limited. The Manager may not, therefore, have access to the detailed information necessary for a full analysis and evaluation of the investment opportunity.

Artificial Intelligence

The Manager uses a number of artificial intelligence (“AI”) tools to facilitate and enhance its operations, including its investment research processes, and will continue to explore and expects to deploy other tools in future. The Manager operates the “human in the loop” principle; AI tools are not used to make autonomous investment and/or operational decisions for any Fund. Baillie Gifford Group has adopted policies and procedures regarding its employees’ use of AI tools.

Use of AI, including generative AI, by the Manager or the Funds’ other service providers may give rise to regulatory, operational, and other risks which could have a negative impact on the Funds’ operations and/or performance. AI-generated outputs may be unexplainable and may be biased if underlying algorithms or inputs are biased. The Manager may not always identify where such outputs are inaccurate (including through AI “hallucinations”) or incomplete. In particular, there is a risk that an AI tool which may be used in the Manager’s investment research process could operate on flawed assumptions or incomplete data, which may have a negative impact on Fund performance. Additionally, the regulatory landscape in relation to use of AI is expected to continue to evolve, which would potentially impact the Manager and/or the Funds. There can be no assurance that the Manager’s use of AI will enhance the performance or operations of the Funds.

Further, there is a risk that the use of AI, and/or inaccurate or misleading statements about use of AI and its associated risks, by an issuer in which a Fund invests, could potentially result in adverse consequences for the value of the Fund’s investment in such issuer.

Banking Sector Risk

In March 2023, a number of U.S. domestic banks and foreign banks experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in

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Baillie Gifford ETF Trust – Statement of Additional Information

mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign financial institutions and economies. Other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any such developments, may reduce liquidity in the market generally or have other adverse effects on an economy, the Funds or issuers in which the Funds invest. In addition, issuers in which the Funds invest and the Funds may not be able to identify all potential solvency or stress concerns with respect to a financial institution or to transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.

Convertible Securities

The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because convertible securities may be converted at either a stated price or a stated rate into underlying shares of common stock. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated or high-yield securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease such Fund’s return.

Derivatives

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject a Fund to the potential for unlimited loss.

Management Risk

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit and Counterparty Risk

The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. To the extent a Fund has significant exposure to a single or small group of counterparties, this risk will be particularly pronounced. A party to a cleared derivatives transaction is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Liquidity Risk

Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. Other relatively recent U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the 1940 Act restrictions with respect to “senior securities,” have resulted in, and may in the future

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Baillie Gifford ETF Trust – Statement of Additional Information

result in, increased regulation of derivative instruments and the Funds’ use of such instruments. Such regulations could, among other things, restrict a Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to a Fund), establish new margin requirements and/or increase the costs of derivatives transactions, and the Fund may as a result be unable to execute its investment strategies in a manner its Manager might otherwise choose. See “Risks Associated with Derivatives Regulation” below.

Lack of Availability

Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If the Manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. In addition, a Fund’s use of derivatives may affect the amount, timing or character of distributions payable to, and thus taxes payable by, shareholders. Derivative instruments are also subject to the risk of ambiguous documentation. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Risks Associated with Derivatives Regulation

The U.S. government has enacted and is continuing to implement legislation that provides for the regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union, the United Kingdom and certain other jurisdictions have also adopted and are continuing to implement similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Such requirements and other rules and regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs.

While these rules and regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and, central clearing and related requirements expose the Funds to different kinds of costs and risks.

In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

The Funds are required to comply with the SEC’s Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments (e.g., reverse repurchase agreements). Rule 18f-4, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for

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Baillie Gifford ETF Trust – Statement of Additional Information

covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. The rule also requires certain funds to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and subjects funds to certain reporting requirements in respect of derivatives. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule. As of the date of this SAI, each Fund qualifies as a limited derivatives user as described under Rule 18f-4 and related SEC guidance.

Additionally, United States regulators, the European Union, the United Kingdom and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. These regulations have had a material impact on the Funds’ use of uncleared derivatives. These rules impose minimum margin requirements on derivatives transactions between a Fund and its counterparties and in certain cases increase the amount of margin a Fund is required to provide. They impose regulatory requirements on the timing of transferring margin and the types of collateral that parties are permitted to exchange.

Moreover, certain global regulators and derivatives exchanges have imposed limits on the maximum net long or short position a person may own or control in specific derivatives contracts. In order for the Manager or a Fund to comply with such limits, it is possible that a Fund may be required to forego an investment or liquidate an existing position. Furthermore, a violation of such limits could lead to regulatory action materially adverse to a Fund’s investment strategy. A Fund may also be affected by other regimes, including those of the European Union and the United Kingdom, and trading venues that impose these limits on specific derivative contracts.

These and other regulations are evolving and subject to change, so their ultimate impact on the Funds and the financial system may vary over time.

Emerging Markets Risk

Investments in emerging market countries pose additional risks when compared to investments in more developed markets. Those risks include:

Less Developed Economies Risk

The securities markets of emerging market countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and other developed foreign countries, and disclosure and regulatory standards in many respects are less stringent.

The economies of individual countries may differ favorably or unfavorably and significantly from the U.S. economy in such respects as growth of gross domestic product

(“GDP”) or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position.

The domestic economies of emerging market countries are generally not as diversified as those of the U.S. and certain Western European countries. A significant portion of many of such countries’ national GDPs are represented by one commodity, such as oil, or groups of commodities. World fluctuations in the prices of certain commodities, such as the price of oil, may significantly affect the economy involved.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.

Emerging market economies may also be dependent on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. As such, there is likely less recourse in the event of investor harm, and a Fund may not be able to protect its interests with respect to investments in emerging market countries.

Governmental & Political Risk

In addition, the securities markets of emerging market countries may be subject to a lower level of monitoring and regulation.

Government enforcement of existing securities regulations may be limited, and any such enforcements are typically arbitrary, and the results may be difficult to predict. In addition, reporting requirements of emerging market countries with respect to the ownership of securities are more likely to be subject to interpretation or changes

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Baillie Gifford ETF Trust – Statement of Additional Information

without prior notice to investors than more developed countries.

In many cases, governments of emerging market countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Consequently, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. In addition, investor sentiment toward companies in otherwise unrelated markets may be influenced by adverse events in other foreign markets. Also, such local markets typically offer less regulatory protections for investors.

Furthermore, actions and policies of the U.S. government or other developed countries, such as those preventing certain investments, requiring disinvestment of certain holdings, or restricting economic transactions, may adversely impact the economic conditions in emerging market countries. Political change or instability, including the risks of war or terrorism, may also adversely affect the economies and securities markets of such countries. Expropriation, nationalization or other confiscation due to political change could result in a Fund’s loss of its entire investment in the country involved. The possibility or reality of nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, widespread corruption, political or social instability or diplomatic developments could affect adversely the economies of countries and the value of the Funds’ investments in those countries.

Liquidity Risk

Lack of liquidity and efficiency and/or government-imposed quotas in certain of the stock markets or foreign exchange markets in certain emerging market countries may mean that from time to time the Manager may experience more difficulty in purchasing or selling holdings of securities than it would in a more developed market. Restrictions on day trading, manual trading, block trading and/or off-exchange trading may mean that the Funds’ investment options will be limited.

The financial markets in emerging market countries are also undergoing rapid growth and changes. This may lead to increased trading and pricing volatility, suspension risk and difficulties in settlement of securities.

Custody Risk

The custodial systems in countries with emerging markets may also not be fully developed.

There may be limited regulatory oversight of certain foreign sub-custodians that hold foreign securities subject to the supervision of the Funds’ primary US-based custodian, the Bank of New York Mellon (“BNY”). The Funds may be limited in their ability to recover assets if a foreign sub-custodian becomes bankrupt or otherwise unable or unwilling to return assets of the Funds, which may expose the Funds to risk, especially in circumstances where the Funds’ primary custodian may not be contractually obligated to make the Funds whole for the particular loss.

Investments in emerging markets may also carry risks associated with failed or delayed settlement of market transactions and with the registration and custody of securities. Prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose a Fund to credit and other risks. Similarly, the reliability of trading and settlement systems in some emerging markets may not be equal to that available in more developed markets which may result in problems in realizing investments.

Currency Risk

Emerging market countries periodically experience increases in market volatility and declines in foreign currency exchange rates. Currency fluctuations affect the value of securities because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar. Fluctuations in currency exchange rates can also affect a country’s or company’s ability to service its debt.

Special Risks of Investing in Asian Securities

In addition to the risks of foreign investments and emerging market countries investments described above, investments in Asia are subject to other risks.

The economies of Asian countries are at varying levels of development. Markets of countries whose economies are in the early stages of development may exhibit a high concentration of market capitalization and have less trading volume, lower liquidity, and more volatility than more developed markets. Some Asian countries depend heavily on foreign trade. The economies of some Asian countries are not diversified and are based on only a few commodities or industries.

Investments in Asia also are susceptible to social, political, legal, and operational risks. Some countries have authoritarian or relatively unstable governments. Some governments in the region provide less supervision and regulation of their financial markets and in some countries less financial information is available than is typical of

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more developed markets. Some Asian countries restrict direct foreign investment in securities markets, and investments in securities traded on those markets may be made, if at all, only indirectly (e.g., through Depositary Receipts, as defined below in the “Investment Glossary” section).

Asian countries periodically experience increases in market volatility and declines in foreign currency exchange rates. Currency fluctuations affect the value of securities because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar. Fluctuations in currency exchange rates can also affect a country’s or company’s ability to service its debt.

The political and economic prospects of one Asian country or group of Asian countries can affect other countries in the region. For example, the economies of some Asian countries are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis, or a decline in currency valuation in one Asian country may spread to other Asian countries. Continuing hostility and the potential for future political or economic disturbances between China and Taiwan may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and/or Taiwan impractical or impossible. Any escalation of hostility between China and Taiwan would likely distort Taiwan’s capital accounts, as well as have a significant adverse impact on the value of a Fund’s investments in both countries, and in other countries in the region. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets, and individual securities may be severely affected both regionally and globally, and the value of a Fund’s assets may go down.

Special Risk Considerations of Investing in China

Investing in securities of Chinese issuers, including by investing in China A Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in a lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) potentially higher rates of inflation, (viii) the unreliability of some economic data, (ix) the relatively small size and absence of operating history of many Chinese companies, (x) accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be available, (xi) greater political, economic, social, legal and tax-related uncertainty, (xii) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (xiii) higher dependence on exports and international trade, (xiv) the risk of increased trade tariffs, sanctions, embargoes and other trade limitations, (xv) restrictions on foreign ownership, (xvi) custody risks associated with investing through the qualified foreign investor program or other programs to access Chinese securities, (xvii) U.S. sanctions or other investment restrictions with respect to Chinese issuers which could preclude a Fund from making certain investments or cause a Fund to sell investments at a disadvantageous time, and (xviii) risks associated with variable interest entity (“VIE”) structures. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Certain Funds may invest in China A Shares listed and traded on the Shanghai Stock Exchange or Shenzhen Stock Exchange through the Stock Connect programs, or on such other stock exchanges in China which participate in the Stock Connect programs from time to time. The Stock Connect programs are securities trading and clearing link programs that enable international investors to invest in China A Shares. A Fund’s investments in China A Shares are generally subject to Chinese securities regulations and listing rules, among other restrictions that may affect the Fund’s investments and returns, including daily limits on net purchases across the whole Stock Connect system and transfer restrictions. In addition, a Fund’s trading under the Stock Connect programs may be subject to certain risk factors including, without limitation, those relating to trading, clearance and settlement procedures. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in China A Shares, these Chinese tax rules could be changed, which could result in unexpected tax liabilities for the Fund.

The Stock Connect programs will only operate on days when both the Chinese and Hong Kong markets are open for trading. There may be occasions when a Fund may be subject to the risk of price fluctuations of China A Shares during the time when the Stock Connect programs are not

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Baillie Gifford ETF Trust – Statement of Additional Information

trading. Because of the way in which China A Shares are held in Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security and may suffer losses in the event the depository of the Shanghai or Shenzhen Stock Exchange becomes insolvent. Only certain China A Shares are eligible to be accessed through the Stock Connect programs. Such securities may lose their eligibility at any time, in which case they presumably could be sold but could no longer be purchased through the Stock Connect program. The Stock Connect programs are relatively new. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect programs are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

Certain Funds may also gain investment exposure to certain Chinese companies through VIE structures. Such investments are subject to the investment risks associated with the Chinese-based company. The VIE structure enables foreign investors, such as the relevant Fund, to obtain investment exposure to a Chinese company in situations in which the Chinese government has limited or prohibited the non-Chinese ownership of such company. The VIE structure does not involve direct equity ownership in a China-based company, but instead establishes claims to the China-based company’s profits and control of the company’s assets through contractual arrangements. A Fund will typically have little or no ability to influence VIE through proxy voting or other means because it is not a VIE owner/shareholder. China has proposed the adoption of rules which would affirm that VIE-structured overseas listings are legally permissible. If, however, the Chinese government were to determine that the contractual arrangements establishing the VIE structure did not comply with Chinese law or regulations, the Chinese operating company could be subject to penalties, revocation of its business and operating license, or forfeiture of ownership interests. Further intervention by the Chinese government with respect to any existing VIE structures could significantly affect the relevant Chinese operating company’s performance and thus, the value of the Fund’s investment through a VIE structure, as well as the enforceability of the contractual arrangements of the VIE structure. It remains unclear whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments such as seals are used without authorization. In the event of such an occurrence, a Fund, as a foreign investor, may have little or no legal recourse. In addition to the risk of government intervention, investments through a VIE structure are subject to the risk that the China-based company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, or Chinese law changes in a way that adversely affects the enforceability of the arrangements, or the contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available.

Special Risks of Investing in Latin American Securities

Although there have been significant improvements in recent years, the Latin American economies continue to experience significant problems.

Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries.

The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline which has been lacking at times in the past, as well as stable political and social conditions. There is no assurance that economic initiatives will be successful. Recovery may also be influenced by international economic conditions, particularly those in the U.S., and by world prices for oil and other commodities. Many Latin American countries are highly reliant on the exportation of commodities and their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In the past, certain Latin American economies have been influenced by changing supply and demand for a particular currency, monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries), and currency devaluations and revaluations. Other Latin American investment risks may include inadequate investor protection, less developed regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity.

Special Risks of Investing in Eastern European Securities

Specific risks vary greatly between the various Eastern European markets, but they include, among others, corporate governance, fiscal stability, banking regulations, European Union accession and continued membership,

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Baillie Gifford ETF Trust – Statement of Additional Information

global commodity prices, political stability and market liquidity.

For example, in February 2022, Russia commenced a military invasion of Ukraine. The invasion has had, and could continue to have, an adverse effect on the region and the markets for securities, as well as ramifications beyond just Russia and Ukraine. Russia’s invasion of Ukraine has led to, and may lead to additional, sanctions being levied by the United States, European Union and other countries and organizations against Russia and Belarus. These market disruptions have and may continue to result in the decline in the value and liquidity of Russian securities, extreme volatility in the Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other impacts on the Russian economy. Sanctions have resulted, and could in the future result, in the immediate freeze of Russian securities, impairing the ability of a Fund to trade in those securities. Both the current and potential future sanctions and other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and may negatively impact the broader global markets and therefore the Funds. Any or all of these potential results could lead Russian and other economic regions into a recession. Any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion.

Special Risks of Investing in South African Securities

Specific risks include the transfer of assets to Black Economic Empowerment groups, tax increases, corporate governance, banking regulations, commodity prices, political changes and asset appropriation.

Special Risks of Investing in Middle Eastern Securities

Specific risks include political uncertainty and instability, widespread unemployment and social unrest. In addition, many economies in the Middle East are highly reliant on income from sales of oil or trade with countries involved in the sale of oil, and their economies are therefore vulnerable to changes in the market for oil and foreign currency values.

Special Risks of Focused Investments in Growth Companies

As described in the Prospectus, all of the Funds list both “Focused Investment Risk” and “Growth Stock Risk” as principal risks, and may take on significant exposure to a small number of growth stock issuers, or to a broader portfolio consisting predominantly of growth companies, which can create outsize risk. This is, in part, because, historically, growth companies are disproportionately prevalent in certain industries (such as those relating to the Internet, software and semiconductors), which tend to be particularly prone to loss and wide fluctuation in price. Furthermore, growth companies in these types of industries may have a tendency periodically to decrease in price at roughly the same time, which can further hinder the ability of portfolio managers to diversify risks of loss.

For example, if a Fund takes focused positions in internet and software companies, it is particularly vulnerable to rapid price declines of its internet and software company holdings due to changes in technological product cycles, evolving industry standards, changes in government regulation and policies, loss or impairment of patents and other intellectual property, restrictions on Internet usage or access, damage to the internet infrastructure, obsolescence caused by scientific and technological advances, availability and price of components and acceptance of and changing customer demand. The failure of an internet or software company to adapt to such changes could have a material adverse effect on the company’s business, results of operations and financial condition and therefore a Fund with outsize positions in such companies is subject to greater loss than a more diversified fund.

Similarly, by way of further example, focused investments in the semiconductor industry could make a Fund particularly vulnerable to certain unique risks of investments. For example, semiconductor businesses are particularly vulnerable to loss as a result of wide fluctuations in securities prices due to risks of rapid obsolescence of products and related technology; economic performance of the customers of semiconductor and related companies; limited product lines, markets, financial resources or quality management and personnel. Additionally, investments in semiconductor companies may also be affected by risks that affect the broader technology sector, including: government regulation, dramatic and often unpredictable changes in growth rates and competition for qualified personnel, a small number of companies representing a large portion of the semiconductor industry as a whole, cyclical market patterns, significant product price erosion hampering company profits, periods of over-capacity and production shortages, changing demand, variations in manufacturing costs and yields and significant expenditures for capital equipment and product development.

Forward Foreign Currency Transactions

Each Fund may invest in forward foreign currency transactions. In a forward foreign currency contract, a

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Baillie Gifford ETF Trust – Statement of Additional Information

Fund agrees to buy in the future an amount in one currency in return for another currency, at an exchange rate determined at the time the contract is entered into. If currency exchange rates move against the Fund’s position during the term of the contract, the Fund will lose money on the contract. There is no limit on the extent to which exchange rates may move against a Fund’s position. The markets for certain currencies may at times become illiquid, and a Fund may be unable to enter into new forward contracts or to close out existing contracts. Forward currency contracts are entered into in the over-the-counter market, and a Fund’s ability to profit from a contract will depend on the willingness and ability of its counterparty to perform its obligations under the contract. Use by the Funds of foreign currency forward contracts may also give rise to leverage.

Initial Public Offerings

Each Fund may purchase securities in initial public offerings (“IPOs”). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to such Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Legal and Regulatory Risk

Legal, tax, and regulatory changes could occur that may adversely affect the Funds. New (or revised) laws or regulations or interpretations of existing law may be issued by the U.S. Internal Revenue Service (the “IRS”) or U.S. Treasury Department, the U.S. Commodity Futures Trading Commission (the “CFTC”), the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets that could adversely affect the Funds. In particular, these agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the U.S.

The Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. In addition, the securities and derivatives (including futures) markets are subject to comprehensive statutes and regulations. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators, and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies.

The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government, self-regulatory organization, and judicial action. See “Risks Associated with Derivatives Regulation” above.

Finally, regulations require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements would apply to loan participations, syndicated loans, and loan assignments.

LIBOR Transition and Reference Benchmarks

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which a Fund may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023 and its publication ended completely on 30 September 2024. Alternative reference rates to LIBOR have been established in most major currencies and markets in these alternative rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly but the full impact of the transition on the Funds or the financial instruments in which the Funds invest cannot yet be fully determined.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by various UK statutory measures. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the

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Baillie Gifford ETF Trust – Statement of Additional Information

use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

Liquidity Risk

Illiquid investments are any investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquidity risk is the risk that a Fund may not be able to dispose of securities or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which a Fund currently values them. Liquidity risk may be magnified during periods of changing interest rates, significant redemptions from Authorized Participants that include a substantial cash component or market turmoil. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid investments accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including due to geopolitical events such as sanctions, trading halts or wars. Disposal of illiquid investments may entail registration expenses and other transaction costs that are higher than those for liquid investments. A Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund.

In accordance with Rule 22e-4 under the 1940 Act, the Board has appointed the Manager as the Funds’ liquidity risk management program administrator and has approved a liquidity risk management program for the Funds. The Manager expects to continue to implement the program through its liquidity risk management team. While the Funds’ liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in a Fund’s investments.

351 Transaction Risk

With the exception of the Funds being registered in connection with the Reorganizations, to the extent a Fund acquires assets at its launch through one or more in-kind contributions that are intended to qualify as tax-deferred transactions governed by Section 351 of the Code, and if one or more of the in-kind contributions were to be determined later to fail to qualify for tax-deferred treatment, then the Fund would not take a carryover tax basis or holding period in the applicable contributed assets, which could negatively impact the Fund, the investors contributing the assets and other shareholders in the Fund. This could cause the Fund to incorrectly calculate and report to shareholders the amount of gain or loss recognized and/or the character of gain or loss (e.g., as long-term or short-term) on the subsequent disposition of such assets. This could result in distributions being treated as return of capital rather than as dividends or capital gain distributions This also could result, in some circumstances, in the Fund’s failure to distribute all of its gains during an applicable year, which could result in the imposition of income tax on the Fund with respect to the undistributed gain and, in some circumstances, pose a risk that the Fund would lose its qualification as a regulated investment company.

The failure of a contribution to satisfy the requirements of Section 351 would cause the contribution to be treated as a taxable event and the contributing Shareholder would recognize an immediate gain or loss on the contributed assets. If such failure is not discovered until a later time, this could also cause the contributing Shareholder to incorrectly calculate and report gain or loss on its disposition of its Fund shares.

The Fund makes no representations as to whether any of such in-kind contributions qualify for Section 351 treatment, or as to any ancillary tax consequences. Additionally, future changes in the Code or regulations and interpretations applicable to Section 351 may impact the ability of contributing investors to take advantage of the deferral of immediate gains or losses on contributed assets. Investors making in-kind contributions to the Fund are urged to consult their own tax advisors. Currently, only Baillie Gifford International Alpha ETF intends to acquire assets at its launch through in-kind contributions intended to qualify as tax-deferred transactions governed by Section 351 of the Code.

Non-U.S. Tax Risk

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no benefit. A Fund’s pursuit of such refunds may subject the Fund to various administrative and/or judicial proceedings. A Fund’s decision to seek a refund is in its sole discretion,

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Baillie Gifford ETF Trust – Statement of Additional Information

and, particularly in light of the cost involved, it may decide not to seek a refund, even if it is entitled to one. The outcome of a Fund’s efforts to obtain a refund is inherently unpredictable. Accordingly, a refund is not typically reflected in a Fund’s NAV until it is received or until the Manager is confident that the refund will be received. In some cases, the amount of a refund could be material to a Fund’s NAV.

Preferred Stocks

Investment in preferred stocks involves certain risks. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity securities or interest rates. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If a Fund owns a preferred stock that is deferring its distribution, it may be required to recognize income for tax purposes despite the fact that it is not receiving current income on this position. As a result, a Fund may be required to sell other investments (including when it is not advantageous to do so) to satisfy the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, a Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

Repurchase Agreements

If the seller under a repurchase agreement becomes insolvent, a Fund’s right to dispose of the securities may be restricted. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Also, if a seller defaults, the value of such securities may decline before a Fund is able to dispose of them.

The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required in the middle of 2027. Although the impact of these rules on the Funds is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect the Funds’ performance.

Restricted Securities

Restricted securities may be less liquid than securities registered for sale to the general public. The liquidity of a restricted security may be affected by a number of factors, including, among others: (i) the creditworthiness of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; (v) the nature of any legal restrictions governing trading in the security; and (vi) the nature of the security and the nature of marketplace trades. There can be no assurance that a liquid trading market will exist at any time for any particular restricted security. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.

Section 4(a)(2) Commercial Paper and Rule 144A Securities

The Funds may invest in Section 4(a)(2) paper, which is sold to institutional investors who agree to purchase the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”). Section 4(a)(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers that make a market in Section 4(a)(2) paper. As a result, Funds purchasing such securities will be exposed to liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and the risk that it may be sold only after considerable expense and delay, if at all. Rule 144A securities generally must be sold only to other qualified institutional buyers. Section 4(a)(2) paper and Rule 144A securities will be presumed illiquid for purposes of the Fund’s limitation on illiquid investments unless the Manager (pursuant to the liquidity risk management program adopted by the Board) as the program administrator determines that the securities in question can be sold within five trading days. If the Manager determines at any time that it owns illiquid investments in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid investments until its holdings are no longer in excess of 15% of its NAV, report the occurrence in compliance with Rule 22e-4 and Rule 30b1-10 under the 1940 Act and, depending on circumstances, may take additional steps to reduce its holdings of illiquid investments. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(a)(2) paper or Rule 144A securities.

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Baillie Gifford ETF Trust – Statement of Additional Information

Special Purpose Acquisition Companies

Each Fund may also invest in stock, rights, warrants, and other securities offered in IPOs of special purpose acquisition companies or similar special purpose entities (collectively “SPACs”). A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an IPO for the purpose of acquiring an existing company.

The typical SPAC IPO involves the sale of units consisting of one share of common stock combined with one or more warrants or fractions of warrants to purchase common stock at a fixed price upon or after consummation of the acquisition. Shortly after the SPAC’s IPO, such units typically are split into publicly listed common stock and warrants (and rights, if applicable) which are each listed and traded separately. The proceeds from the IPO are placed in trust until such time that the SPAC identifies and consummates the acquisition. A SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. If the SPAC does not complete the acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the entity’s shareholders (less certain permitted expenses), possibly on a delayed timeframe and at an unfavorable price, and any rights or warrants issued by the SPAC expire worthless.

A Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled, and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. The values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.

Warrants

The risks of a warrant are similar to the risks of a purchased call option. Warrants may lack a liquid secondary market for resale. The prices of warrants may fluctuate as a result of changes in the value of the underlying security or obligation or due to speculation in the market for the warrants or other factors. Prices of warrants do not necessarily move in tandem with the prices of their underlying securities; their prices may have significant volatility and it is possible that a Fund will lose its entire investment in a warrant. A Fund’s failure to exercise a warrant or subscription right to purchase common shares in an issuer might result in the dilution of the Fund’s interest in the issuing company.

Disclosure of Fund Investments

The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings (the “Disclosure Policies”). The Board may modify the Disclosure Policies at any time without notice.

The Disclosure Policies permit specific details about securities or other instruments held by a Fund, non-public information about a Fund’s recent trading strategies (i.e., since the last public disclosure of the Fund’s portfolio holdings), or a Fund’s pending or anticipated transactions (such details, “Portfolio Holdings Information”) to be disclosed prior to the time that such information is publicly disclosed only to (i) the Manager and its affiliates, (ii) third party service providers who require access to the information to fulfill their duties to a Fund (including the Trust’s custodian and administrator, transfer agent, independent registered public accounting firm, legal counsel, financial printer and filing agent, broker-dealers when requesting bids for or price quotations on securities and brokers in the normal course of trading), (iii) Authorized Participants, market makers and liquidity providers (in connection with discussions regarding the securities that a Fund is willing to accept for a creation and securities that a Fund may be willing to provide on a redemption), (iv) the Funds’ Exchange as needed for the Funds to meet the Exchange’s listing standards, and (v) shareholders and prospective shareholders (or their consultants and agents) of the Funds under the circumstances described below.

Website Disclosure

On each Business Day, prior to the opening of regular trading on the Exchange, each Fund publicly discloses its entire portfolio holdings via its website www.bailliegifford.com/ETFs and the National Securities Clearing Corporation (“NSCC”). In addition, a Fund may make available a list of securities and/or cash that Authorized Participants could deliver to the Fund to settle purchases or could receive from the Fund to settle redemptions. The holdings of each Fund will also be disclosed in quarterly filings with the SEC on Form N-PORT as of the end of the first and third quarters of the Funds’ fiscal year and on Form N-CSR as of the second and fourth quarters of the Funds’ fiscal year.

Ongoing Arrangements

In accordance with the disclosure policies, Portfolio Holdings Information of a Fund may generally be made available more frequently and prior to their public availability (i) to Authorized Participants, market makers

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Baillie Gifford ETF Trust – Statement of Additional Information

and liquidity providers (in connection with discussions regarding the securities that a Fund is willing to accept for a creation and securities that a Fund may be willing to provide on a redemption), (ii) the Funds’ Exchange as needed for the Funds to meet the Exchange’s listing standards, and (iii) to service providers of the Fund, including the Manager in its affiliates, outside legal counsel, an accounting or auditing firm, an administrator, custodian, transfer agent, principal underwriter, broker-dealers when requesting bids for or price quotations on securities, and brokers in the normal course of trading.

Conditional Disclosure

In accordance with the Disclosure Policies, the Manager may also disclose Portfolio Holdings Information to other persons if the following three conditions are met:

1.	The recipients are subject to a confidentiality agreement with respect to such information, which includes a prohibition on trading on such information and the recipient’s agreement to destroy the information upon a written request from the Manager.

2.	An Authorizing Person determines that disclosure is in the best interest of a Fund and its shareholders.

In determining whether disclosure is in the best interests of a Fund and its shareholders, the Authorizing Person shall consider whether any potential conflicts exist between the interests of Fund shareholders and the Manager and its affiliates.

3.	The information is limited to that which the Manager believes is reasonably necessary to serve the purposes for which disclosure has been approved.

The Manager must also report any such disclosures to the Board at their next regularly scheduled meeting. This report must then be maintained by the Chief Compliance Officer or his/her designee for 6 years from the end of the fiscal year in which any exception was granted, the first 2 years in an easily accessible place. The Trust may modify its policies and procedures regarding disclosure of Portfolio Holdings Information at any time without notice.

Disclosure Practices for Other Parties

The Manager and its affiliates advise and/or sub-advise registered investment companies and other pooled investment vehicles, which may be subject to different portfolio holdings disclosure policies than the Funds. Neither the Manager nor the Board exercises control over such policies. In addition, the separate account clients of the Manager and its affiliates have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. In addition, some of these funds or separately managed accounts advised by the Manager have substantially similar investment objectives and strategies as the Funds and therefore potentially similar portfolio holdings as the Funds.

Compensation for Disclosure

A Fund’s Portfolio Holdings Information may not be disclosed for compensation.

Investment Glossary

This section provides definitions of various terms, securities and investment techniques included in the Prospectus and this SAI. This SAI does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Manager and the individual portfolio managers.

Asia

References in the Prospectus and this SAI to “Asia” denote the region encompassing China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand as well as other countries located in Asia, as determined by the Manager.

Australasia

References in the Prospectus and this SAI to “Australasia” denote the region encompassing New Zealand, Australia, Papua New Guinea, and neighboring islands in the Pacific Ocean.

Common Stocks

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests.

Convertible Securities

Convertible securities are fixed income securities that may be converted at either a stated price or a stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

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Baillie Gifford ETF Trust – Statement of Additional Information

Like fixed income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Currency Forward Contracts

In a forward foreign currency contract, a Fund agrees to buy in the future an amount in one currency in return for another currency, at an exchange rate determined at the time the contract is entered into.

Cyber-attacks

Cyber-attacks include, among other things, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption.

Depositary Receipts

Depositary Receipts generally evidence an ownership interest in a corresponding security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency as the underlying securities are denominated or traded.

American Depositary Receipts are typically publicly traded trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity.

Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. EDRs, in bearer form, are designed for use in

European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

Derivatives

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes.

Eastern European Securities

References in the Prospectus and this SAI to “Eastern European Securities” denote securities issued by companies located in Bulgaria, Croatia, Cyprus, Czech Republic, Estonia, Greece, Hungary, Latvia, Lithuania, Macedonia, Poland, Romania, Russia, Serbia, Slovak Republic, Slovenia, Turkey or Ukraine, as well as other countries in Eastern Europe, as determined by the Manager.

Far Eastern Securities

References in the Prospectus and this SAI to “Far Eastern Securities” denote securities issued by companies located in China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, the Philippines, Taiwan, Thailand or Singapore, as well as other Asian countries, as determined by the Manager.

Industry

References in the Prospectus and this SAI to “Industries” has the meaning ascribed to this term by the Manager, from time to time.

Latin American Securities

References in the Prospectus and this SAI to “Latin American Securities” denote securities issued by companies located in Argentina, Brazil, Chile, Colombia, Mexico or Peru, as well as other countries located in Latin America, as determined by the Manager.

Non-U.S. Securities

The Funds may invest in non-U.S. securities. Non-U.S. securities may include, but are not limited to, securities of companies that are organized and headquartered outside the U.S.; non-U.S. equity securities as designated by commonly-recognized market data services; U.S. dollar- or non-U.S. currency-denominated corporate debt securities of non-U.S. issuers; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; U.S. dollar- or non-U.S. currency-denominated obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities of other investment

17

Baillie Gifford ETF Trust – Statement of Additional Information

companies investing primarily in non-U.S. securities. When assessing compliance with investment policies that designate a minimum or maximum level of investment in “non-U.S. securities” for a Fund, the Manager may apply a variety of factors (either in addition to or in lieu of one or more of the categories described in the preceding sentence) in order to determine whether a particular security or instrument should be treated as U.S. or non-U.S. For more information about how the Manager may define non-U.S. securities for purposes of a Fund’s asset tests and investment restrictions, see the Fund’s principal investments and strategies under “Principal Investment Strategies” in the Prospectus. For more information about how the Manager may determine whether an issuer is located in a particular country, see “Selected Investment Techniques and Topics—Location of Issuers” in the Prospectus.

Middle Eastern Securities

References in the Prospectus and this SAI to “Middle Eastern Securities” denote securities issued by companies located in Egypt, Israel, Qatar or United Arab Emirates, as well as other Middle Eastern countries as determined by the Manager.

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer.

Repurchase Agreements

A Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attempted enforcement.

Restricted Securities

The Funds may hold securities that have not been registered for sale to the public under the U.S. federal securities laws pursuant to an exemption from registration.

Rule 144A Securities

Rule 144A securities are securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act.

Section 4(a)(2) Commercial Paper

The Funds may invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the 1933 Act. This commercial paper is commonly called “Section 4(a)(2) paper.” Section 4(a)(2) paper is sold to institutional investors who must agree to purchase it for investment and not with a view to public distribution. Any resale by the purchaser must be in a transaction exempt from the registration requirements of the 1933 Act. Section 4(a)(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers that make a market in Section 4(a)(2) paper.

Sector

References in the Prospectus and this SAI to “Sectors” has the meaning ascribed to this term by the Manager, from time to time.

Senior Securities

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made.

South African Securities

References in the Prospectus and this SAI to “South African Securities” denote securities which are issued by companies located in South Africa.

Synthetic Convertible Securities

“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an

18

Baillie Gifford ETF Trust – Statement of Additional Information

equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments.

Warrants

The holder of a warrant or right typically has the right to acquire securities or other obligations from the issuer of the warrant or right at a specified price or under specified conditions.

Yankee Bonds

A Fund may invest in U.S. dollar-denominated bonds sold in the U.S. by non-U.S. issuers (“Yankee bonds”). As compared with bonds issued in the U.S., such bond issues normally carry a higher interest rate but are less actively traded.

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Baillie Gifford ETF Trust – Statement of Additional Information

Purchase, Sale, and Pricing of Shares

How to Buy & Sell Shares

The procedures for buying or selling shares of a Fund are summarized in the Prospectus under “Shares—How to Buy and Sell Shares.”

Determination of Net Asset Value

As described in the Prospectus under the heading “Shares—Calculation of NAV,” the NAV per share of a Fund’s shares is determined by dividing the total market value of a Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. The Prospectus further notes that the NAV will be determined as of a particular time of day (the “Pricing Point”) on any day on which the Exchange is open for unrestricted trading or on which the Funds are required to be open for business as required by Section 22(e) of the 1940 Act. The Pricing Point is normally at the scheduled close of unrestricted trading on the Exchange (generally 4:00 p.m. Eastern Time). In unusual circumstances, the Manager may determine that the Pricing Point shall be at an earlier, unscheduled close or halt of trading on the Exchange.

Rule 2a-5 under the 1940 Act addresses valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 permits a fund’s board to designate the fund’s primary investment adviser to perform the fund’s fair value determinations, which is subject to board oversight and certain reporting and other requirements intended to ensure that the board receives the information it needs to oversee the investment adviser’s fair value determinations.

The Board has adopted valuation procedures for valuing portfolio securities and other assets. The Manager periodically reviews and reports to the Board on the appropriateness and accuracy of the methodologies used to fair value the Funds’ securities. BNY, as the Funds’ administrator, is responsible for the operational execution of the valuation process, and the Manager is responsible for the supervision of compliance with NAV calculation and pricing requirements. When readily available market quotations for portfolio securities and other assets are not available, fair value must be employed to calculate a Fund’s NAV. Pursuant to Rule 2a-5, the Board has designated the Manager as the “valuation designee” to determine the fair value, in good faith, of securities and other instruments for which no readily available market quotation exists. Baillie Gifford Group’s Valuation Committee is a committee that oversees this responsibility on behalf of the Manager, and Baillie Gifford Group’s Fair Value Pricing Group is responsible for the day-to-day administration of the Manager’s duties, including the

Manager’s responsibilities as “valuation designee.” The Manager’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance and the Manager’s asset-based fees.

Pricing Methodologies

The following summarizes the methods typically used to determine values for the noted types of securities or instruments by the administrator. If a security price cannot be obtained from an independent, third-party pricing agent, the administrator shall seek to obtain a bid price from at least one independent broker from a list provided by the Manager.

-	Equity securities listed on a securities exchange, market or other automated quotation system (including equity securities traded over the counter) for which quotations are readily available are valued at the last quoted trade price on the primary exchange or market (foreign or domestic) on which they are most actively traded on the date of valuation (or at approximately 4:00 p.m. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the date of valuation, at the most recent quoted bid price.

-	Debt instruments are generally fair valued by the valuation designee unless a particular instrument is determined to have readily available market quotations.

-	Futures contracts are generally valued at the settlement price established each day by the board of the exchange on which they are traded.

-	Over-the-counter derivatives and other financial derivatives for which no readily available market quotations exist are generally fair valued by the valuation designee.

-	Swaps are generally fair valued by the valuation designee.

-	Redeemable securities issued by open-end investment companies are generally valued at the investment company’s applicable net asset value per share, with the exception of exchange-traded funds, which are generally priced as equity securities.

-	Foreign (non-U.S.) securities and instruments are priced based on the particular type of security (e.g., equity securities, debt securities, etc.), and may require fair valuation adjustments. Securities and other instruments traded on markets in time zones that differ significantly from Eastern Time

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Baillie Gifford ETF Trust – Statement of Additional Information

may be routinely subject to the use of third-party fair valuation vendors and other fair value qualifications.

Notwithstanding the above, routine or systematic fair valuation adjustments of non-U.S. securities are generally not made with respect to the Funds. However, in the event of a significant market event or extraordinary circumstance that, in the judgment of the Manager or the Baillie Gifford Group Valuation Committee, materially impacts the value of non-U.S. securities and instruments held by the Funds, the Manager reserves the right to apply fair valuation adjustments as deemed appropriate under the circumstances. Any such action will be documented and reported to the Board at its next scheduled quarterly meeting.

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Baillie Gifford ETF Trust – Statement of Additional Information

Board Members and Trust Officers

Trustee Responsibilities and Powers

The Board is responsible for the overall management and supervision of the Trust’s affairs and for protecting the interests of shareholders. The Board is composed of six Trustees, also referred to as Board members. Each Board member oversees, and each officer serves, all series of the Trust that constitute the Baillie Gifford ETF complex.

The Trust’s Second Amended and Restated Agreement and Declaration of Trust dated January 22, 2026, as amended from time to time (the “Declaration of Trust”) permits the Board to:

-	Issue shares. The Board can issue an unlimited number of full and fractional shares of beneficial interest of each series of the Trust (each a “Series Fund”). Each share of a Series Fund represents an equal proportionate interest in such Series Fund with each other share of that Series Fund and is entitled to a proportionate interest in the dividends and distributions from that Series Fund.

The Board can also subdivide any Series Fund into sub-series (or “Classes”) of shares with such dividend preferences and other rights as the Board may designate. This power to subdivide Series Funds is intended to allow it to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently, or to permit shares of a Series Fund to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution. Each share of a Series Fund represents an equal proportionate interest in that Series Fund with each other share, subject to the different preferences of each Class of that Series Fund.

-	Establish new portfolios or series. The Board may establish one or more additional separate Series Funds (i.e., a new fund) or merge two or more existing Series Funds. Shareholders’ investments in such an additional or merged portfolio may be evidenced by a separate Series Fund.

-	Charge shareholders. The Board may charge shareholders directly for custodial, transfer agency and servicing expenses.

-	Allocate other expenses. Any general expenses of the Trust that are not readily identifiable as belonging to a Series Fund are allocated in such a manner as to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Series Fund, certain expenses may be legally chargeable against the assets of all Series Funds.

-	Terminate the Trust or any Fund. The Board may terminate the Trust or any Series Fund upon written notice to the shareholders.

Trustee Appointments

The substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the current Board members should serve as a Trustee. Generally, no one factor was decisive in the nomination or appointment of an individual to the Board.

Among the factors the Board considers when concluding that an individual should serve as a Board member are the following:

-	the individual’s business and professional experience and accomplishments;

-	the individual’s ability to work effectively with the other Trustees;

-	the individual’s prior experience, if any, in the investment management industry; and

-	how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

Trustee Nominations by Shareholders

Any shareholder may nominate a person to become a Trustee. To nominate a person for the Nominating and Governance Committee’s consideration, a shareholder must submit their recommendation in writing to the Trust, to the attention of the Trust’s Secretary at c/o Baillie Gifford Overseas Limited, Calton Square, 1 Greenside Row, Edinburgh, United Kingdom EH1 3AN. The recommendation must include:

-	biographical information regarding the candidate, the number of shares of each Fund owned of record and beneficially by the candidate (as reported to the recommending shareholder by the candidate), any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and

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Baillie Gifford ETF Trust – Statement of Additional Information

regulations promulgated thereunder, and whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust, and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination;

-	the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

-	the recommending shareholder’s name as it appears on the Trust’s books;

-	the number of all shares of each Fund owned beneficially and of record by the recommending shareholder; and

-	a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Nominating and Governance Committee may require the candidate to furnish such other information as it may deem necessary or appropriate to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Nominating and Governance Committee considers and evaluates nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that it will determine to nominate any person, even if properly recommended and considered in accordance with this paragraph.

The following table sets out information on each of the Trustees, including an overview of the considerations that led the Board to conclude that each individual currently serving as a Trustee should serve as a Trustee.

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served in Position	Principal Occupation and Other Directorships Held During Past 5 Years	Considerations relevant to appointment as Trustee (see also “Board Members and Trust Officers— Trustee Appointments” above)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Dollar range(3) of Shares held in each Fund (USD)	Aggregate Dollar Range(3) of Shares in All Registered Investment Companies Overseen by Trustee in Fund Complex (USD)
Independent Trustees
Howard W. Chin 1952	Trustee	Since 2025	Retired. Formerly: Managing Director, Investments, Guardian Life Insurance (financial services).	Howard W. Chin has over 25 years of professional experience in the asset management industry. Most recently, as Managing Director of Fixed Income Securities at Guardian Life Insurance Company of America until 2013, Mr. Chin was responsible for managing multi-billion dollar structured products portfolios for Guardian’s mutual funds, and general account. In addition, Mr. Chin was a member of the Investment Committee that determined Guardian’s asset allocation among the various fixed income sectors.	18	None	Over $100,000
Pamela M. J. Cox 1952	Trustee, Chair of the Nominating and Governance Committee	Since 2025	Retired. Formerly: Senior Vice President; Vice President East Asia, World Bank Group	Pamela M. J. Cox has over 30 years of professional experience in the World Bank Group, providing investment project financing and economic policy advice.	18	None	Over $100,000

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Baillie Gifford ETF Trust – Statement of Additional Information

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served in Position	Principal Occupation and Other Directorships Held During Past 5 Years	Considerations relevant to appointment as Trustee (see also “Board Members and Trust Officers— Trustee Appointments” above)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Dollar range(3) of Shares held in each Fund (USD)	Aggregate Dollar Range(3) of Shares in All Registered Investment Companies Overseen by Trustee in Fund Complex (USD)
			(international bank & financial services).	At the time of her retirement in 2013, she was Senior Vice President, leading strategy and business development. She previously held positions as Vice President East Asia and Vice President Latin America, overseeing business strategy, investment portfolios, operations, client relationships, policy formulation and governance. Since retiring, she has held positions on nonprofit boards.
John Kavanaugh 1962	Trustee, Chair of the Audit Oversight Committee(4)	Since 2025	Retired. Formerly: Partner, Ernst and Young, LLP (public accounting).	John Kavanaugh is a CPA with over 37 years of public accounting experience with Ernst & Young (EY) providing audit, accounting and advisory services to a wide variety of clients in the financial services industry including registered investment companies and registered investment advisers. At the time of his retirement from EY in June of 2022, he was an assurance partner based in Dallas and the leader of EY’s Financial Services Organization South Region Wealth and Asset Management Assurance Group. Mr. Kavanaugh also has previous experience on non-profit boards dedicated to assisting and mentoring financially constrained students through high school and college.	18	None	Over $100,000
Maureen A. Miller 1960	Trustee	Since 2025	Retired. Formerly: Shareholder, VedderPrice P.C. (law firm).	Maureen A. Miller is an attorney with over 35 years of professional experience gained through working at a financial services firm and law firms. Until her retirement from VedderPrice P.C. in 2024, she worked with a variety of investment companies, investment advisers, broker-dealers and fund boards on a range of issues including SEC regulations and compliance	18	None	Over $100,000

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Baillie Gifford ETF Trust – Statement of Additional Information

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served in Position	Principal Occupation and Other Directorships Held During Past 5 Years	Considerations relevant to appointment as Trustee (see also “Board Members and Trust Officers— Trustee Appointments” above)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Dollar range(3) of Shares held in each Fund (USD)	Aggregate Dollar Range(3) of Shares in All Registered Investment Companies Overseen by Trustee in Fund Complex (USD)
				matters. She has also served on non-profit boards.
Donald P. Sullivan Jr. 1954	Trustee	Since 2025	Retired. Formerly: Senior Vice President, Agency Distribution, Guardian Life Insurance (financial services).	Donald P. Sullivan Jr. has over 38 years of professional experience in the banking, securities, and financial services industries. At the time of his retirement in 2015, he was Senior Vice President of Agency Distribution at Guardian Life Insurance Company of America responsible for the growth and development of the National Career Agency Distribution Network. He previously served as President of Park Avenue Securities, Guardian’s broker-dealer and registered investment adviser, overseeing product, compliance, operations, and strategy, as well as internal and external relationships.	18	None	Over $100,000
Interested Trustee (as defined in the 1940 Act)(5)
Michael Stirling-Aird 1977	Trustee, Chair of the Board. President.(6)	Since 2025	Partner, Baillie Gifford & Co (parent of investment adviser).	Michael Stirling-Aird has over 24 years of professional experience in the investment management and financial services industries. Mr. Stirling-Aird is a partner of the Manager’s parent firm, Baillie Gifford & Co, and with respect to the Manager, a Client Relationship Director with responsibility for servicing North American clients and Deputy Chair of the Manager’s North American Management Group. He has served as the President of Baillie Gifford Funds since 2023.	18	None	None
(1)	The address of each Trustee is c/o Baillie Gifford Overseas Limited, 780 Third Avenue, 43rd Floor, New York, NY 10017.
(2)	The “Fund Complex” includes all five Funds and all series of (1) Baillie Gifford Funds (12 portfolios) and (2) Baillie Gifford Institutional Trust (1 portfolio).
(3)	Values given are as of December 31, 2024, with the exception of Ms. Miller, for whom these values are given as of December 5, 2025.
(4)	Mr. Kavanaugh assumed the role of Chair of the Audit Oversight Committee as of January 1, 2025.
(5)	Previous positions during the past five years with Baillie Gifford & Co, the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.
(6)	Mr. Stirling-Aird serves as a Trustee (Chair of the Board) and President for all companies in the Fund Complex.

Five of the Trustees are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Independent Trustees”). One Trustee, who serves as Chair of the Board, is an “interested person” of the Trust by reason of his

25

Baillie Gifford ETF Trust – Statement of Additional Information

affiliation with the Manager and his role as an officer of the Trust. The Trust does not have a lead independent trustee. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to oversee the Funds, after taking into account the characteristics of the Funds and their investment strategies and policies. In forming this belief as to the reasonableness of having an interested Chair and no lead independent Trustee, the Board considered several factors in respect of its service of other funds in the Baillie Gifford fund complex, which the Board believes will be equally applicable in respect of their service of the Trust, including the following: the relatively small size of the Board, and the fact that each Independent Trustee serves on every committee of the Board; in light of the Manager’s overseas location, the Chair’s ability to efficiently mobilize the Manager’s resources at the Board’s behest and on its behalf; that the board of other funds in the Baillie Gifford fund complex has had an interested Chair since its inception and that, during this time, the interested Chair has demonstrated the ability to facilitate the flow of information between the independent trustees and the Manager; and that the collaborative functioning of the Board will not be hindered by this historical governance structure. For a discussion of the Board’s role in risk oversight of the Funds, please see “Manager—Oversight by the Board” below.

An Independent Trustee may serve as a member of the Board until December 31 in the earlier of (i) the year of their 15th year of service as a Board member, and (ii) the year of their 75th birthday. The Chair of the Board and the officers of the Trust, including the President of the Trust, are elected annually by the Board.

To the Trust’s knowledge, as of the date hereof, none of the Independent Trustees or their immediate family members owned securities in the Manager or Baillie Gifford Funds Services LLC (the “Distributor” or “BGFS”), nor did they own securities in any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Trustee Meetings

The Board meets periodically throughout the year to oversee the Trust’s activities, review contractual arrangements with certain service providers, monitor compliance with regulatory requirements, and review performance.

Committees

The Board has two standing committees, as follows:

Committee	Functions	Membership	Chair	Meetings during last fiscal year(1)
Audit Oversight Committee	Oversees the Trust’s accounting and financial reporting policies and practices, its internal controls, and the quality and objectivity of the Trust’s financial statements. Acts as liaison between the Trust’s independent registered public accounting firm and the Board.	Independent Trustees only	Mr. Kavanaugh	0
Nominating and Governance Committee	Identifies, evaluates and recommends candidates to serve as Independent Trustees(2) and reviews the composition of the Board. Reviews and recommends Independent Trustee compensation.	Independent Trustees only	Ms. Cox	1
(1)	Information is provided for the fiscal period from the inception date of the Trust through December 31, 2025.
(2)	The Nominating and Governance Committee will consider nominees recommended by shareholders. For a description of the procedures to be followed by security holders to submit recommendations, see “Board Members and Trust Officers—Trustee Nominations by Shareholders” above.

Trustee Compensation

The following tables set forth a summary of the compensation received by each Independent Trustee for services rendered as a Trustee and, if applicable, committee chair, for the fiscal year ended December 31, 2025. The Trust pays no compensation to its officers and interested Trustee. For their services to the Trust, Baillie Gifford Funds, and Baillie Gifford Institutional Trust during such period, each Independent Trustee, other than Ms. Miller, received a retainer fee of $165,0001, and the chairs of the Audit Oversight Committee and the Nominating and Governance Committee received additional aggregate compensation of $15,000 and $7,000, respectively, each allocated among the trusts. The Trust did not pay any compensation to the Independent Trustees prior to December 31, 2025.

1 As compensation for her services to the Trust, Baillie Gifford Funds, and Baillie Gifford Institutional Trust from September 1, 2025 through the fiscal year ended December 31, 2025, Ms. Miller received $55,000.

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Baillie Gifford ETF Trust – Statement of Additional Information

Aggregate Compensation from each Fund	Howard W. Chin, Trustee	Pamela M. J. Cox, Trustee and Chair of the Nominating and Governance Committee	John Kavanaugh, Trustee and Chair of the Audit Oversight Committee	Maureen A. Miller, Trustee	Donald P. Sullivan Jr., Trustee
Total Compensation from all Funds of the Trust and Fund Complex(1)(2)(3)	$165,000	$172,000	$180,000	$165,000	$165,000
(1)	All Trustees receive reimbursements for reasonable expenses related to their attendance at the meetings of the Board or committees, which are not included in the amounts shown. The amounts shown indicate the aggregate compensation paid to the Trustees for their service with respect to each of the Trust, Baillie Gifford Funds, and Baillie Gifford Institutional Trust and their respective series. As of the date hereof, no Trustee accrued pension or retirement benefits as part of the Trust’s expenses, and no Trustee is expected to receive annual benefits upon retirement.
(2)	The “Fund Complex” includes all Funds and two separate investment companies: (1) Baillie Gifford Funds and (2) Baillie Gifford Institutional Trust.
(3)	This total includes compensation from Baillie Gifford Health Innovation Equities Fund, which was terminated as a series of Baillie Gifford Funds on January 27, 2025 and Baillie Gifford International Smaller Companies Fund, which was terminated as a series of Baillie Gifford Funds on October 2, 2025.

Trust Officers

The following table sets out the officers of the Trust, their principal occupations during the last five years, and certain other information.

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation During Past 5 Years(3)
Officers (other than officers who are also Trustees(4))
David W. Salter 1975	Vice President	Since 2025	Partner, Baillie Gifford & Co (parent of investment adviser); Formerly CEO & Chairman, Baillie Gifford Funds Services LLC (broker-dealer)
Julie Paul 1975	Vice President	Since 2025	Senior Manager, Funds Operations, Baillie Gifford & Co (parent of investment adviser)
Lindsay Cockburn 1978	Treasurer	Since 2025	Director Investment Operations, North American Funds Operations Department, Baillie Gifford & Co (parent of investment adviser)
Neil Riddell 1988	Chief Risk Officer	Since 2025	Partner and Head of Group Risk, Baillie Gifford & Co (parent of investment adviser)
Gareth Griffiths 1973	Secretary, Chief Legal Officer, Chief Compliance Officer and AML Compliance Officer	Since 2025	Head of Business Partners Legal for Baillie Gifford & Co (parent of investment adviser)
Lesley-Anne Archibald 1988	Vice President	Since 2025	Head of North American Shareholders Services, North American Funds Operations Department, Baillie Gifford & Co (parent of investment adviser); Chairperson and Director of Baillie Gifford Funds Services LLC (broker-dealer)
Kelly Cameron 1989	Vice President	Since 2025	Relationship Director, Baillie Gifford Overseas Limited (parent of investment adviser)
(1)	The address of each officer of the Trust is c/o Baillie Gifford ETF Trust, 780 Third Avenue, 43rd Floor, New York, NY 10017.
(2)	The officers of the Trust will be elected annually by the Board.
(3)	Previous positions during the past five years with Baillie Gifford & Co, the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.
(4)	Michael Stirling-Aird serves as a Trustee (Chair of the Board) and President of the Trust. His information is set forth in the table relating to Trustees above.

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Baillie Gifford ETF Trust – Statement of Additional Information

Trust Officer Compensation

The Trust currently pays no compensation to officers of the Trust.

Board Member and Trust Officer Liability

The Declaration of Trust provides that the Board members will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Board member against any liability to which the Board member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Board members and officers of the Trust are indemnified by the Trust for any and all liabilities and expenses actually and reasonably incurred in any proceeding brought or threatened against a Board member or officer by reason of any alleged act or omission as Board member or officer, unless such person did not act in good faith in the reasonable belief that such action was in the best interests of the Trust, under the Declaration of the Trust and the Bylaws of the Trust. No officer or Board member may be indemnified against any liability to the Trust or the Trust’s shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Investment in the Funds by Trust, Manager and Distributor Personnel

The Trust, the Manager and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. This code of ethics permits personnel of the Trust, the Manager and the Distributor to invest in securities, including securities that may be purchased or held by the Funds, subject to restrictions.

Manager

The Manager is a wholly-owned subsidiary of Baillie Gifford & Co, which is generally engaged in the business of investment management. Both the Manager and Baillie Gifford & Co are authorized and regulated in the U.K. by the Financial Conduct Authority. The Manager and its affiliates are referred to herein as the “Baillie Gifford Group.”

Oversight by the Board

The Board oversees the Manager, including by overseeing the following activities of the Manager:

-	Risk Management. As part of this process, the Board receives a report from, and meets periodically with, the Trust’s chief risk officer. The Board also meets periodically with representatives of the Manager to receive reports regarding the management of the Funds, including their investment risks.

-	Compliance with Relevant Laws. To assist this process, the Board meets periodically with the Funds’ chief compliance officer and receives reports regarding the compliance of the Funds and the Manager with the federal securities laws and the Fund’s own compliance policies and procedures.

-	Financial Accounting and Reporting. The Board, either itself or through its committees, meets periodically with officers of the Trust and representatives from the Manager and the auditor of the Funds, to review and consider the financial accounting and reporting of the Funds.

-	All Management activities. In the course of providing oversight, the Board meets periodically with officers of the Trust and representatives from the Manager, and receives a broad range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio.

-	Appointment of the Manager. The Board also reviews the appointment of the Manager at least annually.

Management Services

The Manager serves as the investment manager of the Funds under the Investment Advisory and Management Agreement dated December 9, 2025, as amended from time to time (the “Management Agreement”).

Responsibilities

Under the Management Agreement, the Manager manages the investment and reinvestment of the assets of each Fund and generally administers its affairs, subject to oversight by the Board as described above. The Manager also furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Funds and certain administrative services.

Investment Management Fee

For these services, the Management Agreement provides that each Fund pays the Manager an

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Baillie Gifford ETF Trust – Statement of Additional Information

investment management fee under a bundled fee structure (the “Unitary Management Fee”).

The Unitary Management Fee paid by each Fund under the Management Agreement is calculated and accrued daily on the basis of the annual rate noted below and expressed as a percentage of that Fund’s average daily net assets:

Fund	Annual Unitary Management Fee Rate (percentage of the Fund’s average daily net assets)
Baillie Gifford Emerging Markets ETF	0.79%
Baillie Gifford International Alpha ETF	0.59%
Baillie Gifford International Concentrated Growth ETF	0.72%
Baillie Gifford Long Term Global Growth ETF	0.70%
Baillie Gifford U.S. Equity Growth ETF	0.65%

In addition to bearing the Unitary Management Fee, each Fund (and not the Manager) bears the following expenses: (i) expenses incurred in connection with the distribution plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, (ii) investment-related expenses of any kind, including all fees and expenses incurred with respect to the acquisition, holding and/or disposition of portfolio securities, and any expenses incurred with respect to the reorganization, restructuring or workout-related expenses related to any investment, and the execution of portfolio transactions (such as brokerage commissions, clearing and settlement costs, and any other kind of transaction expenses and costs associated with tax reclaims or similar actions, including any fees paid on a contingent basis); (iii) borrowing and other investment-related costs and fees, including interest, commitment and other fees and costs; (iv) acquired fund fees and expenses; (v) taxes (including, but not limited to, income, excise, transfer and withholding taxes, including any accrued deferred tax liability) and governmental fees; (vi) litigation expenses of any kind (including fees and expenses of counsel retained by or on behalf of the Trust or a Fund, judgments, amounts paid in settlement, fines, penalties, fees of expert witnesses, document production fees, and all other liabilities, costs or expenses) and any fees, costs or expenses payable by the Trust or a Fund pursuant to indemnification or advancement obligations to which the Trust or such Fund may be subject (pursuant to contract or otherwise); (vii) custody or other expenses attributable to negative interest rates on investments or cash; (viii) short dividend expense; (ix) salaries and other compensation or expenses, including travel expenses, of any of the Trust’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of the Manager or its subsidiaries or affiliates; (x) organizational expenses and both initial and ongoing SEC registration fees of the Trust and the Funds; (xi) costs related to any meetings of shareholders, including any costs associated with the preparation, printing, filing and transmission of proxy or information statements and proxy solicitation; (xii) fees or expenses payable or other costs incurred in connection with a Fund’s securities lending program, if any, including any securities lending agent fees, as governed by a separate securities lending agreement; (xiii) any other expenses which are capitalized in accordance with generally accepted accounting principles; (xiv) other nonrecurring or extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust); and (xv) such other expenses as approved by a majority of the Board.

How to Change the Investment Management Agreement

The Management Agreement may be amended in a manner consistent with the 1940 Act. Amendments to the Management Agreement will require shareholder approval, unless (a) the amendments do not increase the compensation of the Manager or otherwise fundamentally alter the relationship of the Trust with the Manager and (b) the amendments are approved by the requisite majority of the Trustees who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any such party.

Term of Manager’s Appointment

The Management Agreement will continue in effect for two years from its date of execution. After this two year period, it will continue if its continuance is approved at least annually by:

-	the Board or by vote of a majority of the outstanding voting securities of the relevant Fund; and

-	vote of a majority of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act, cast in person at a

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Baillie Gifford ETF Trust – Statement of Additional Information

meeting called for the purpose of voting on such approval.

The Management Agreement may be terminated without penalty by:

-	vote of the Board or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days’ written notice; or

-	the Manager upon sixty days’ written notice.

The Management Agreement also terminates automatically in the event of its assignment.

Manager Liability

The Management Agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Other Clients

The Manager acts as investment adviser to numerous other corporate and fiduciary clients. Certain officers and the interested Trustee of the Trust also serve as officers, directors and Trustees of other investment companies and clients advised by the Manager. These other investment companies and clients sometimes invest in securities in which the Funds also invest. If a Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which a Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Funds. It is the opinion of the Board that the desirability of retaining the Manager as adviser for the Funds outweighs the disadvantages, if any, which might result from these practices.

For a description of potential conflicts of interest that may arise in connection with management of the Funds and management of other clients please see “Principal Investment Risks—Conflicts of Interest Risk” in the Prospectus.

Investment Decisions by Portfolio Managers

Investment decisions made by the Manager for a Fund are made by teams of portfolio managers organized for that purpose.

Portfolio Manager Conflicts of Interest

In addition to managing the Funds, individual portfolio managers are commonly responsible for managing other registered investment companies, other pooled investment vehicles and/or other accounts. These other types of accounts may have similar investment strategies to the Funds.

For a description of potential conflicts of interest that may arise in connection with the portfolio managers’ management of the Funds and the portfolio managers’ management of other types of accounts please see “Principal Investment Risks—Conflicts of Interest Risk” in the Prospectus.

Other Accounts

The following table shows information regarding other accounts managed by the portfolio managers. The information is provided as of October 31, 2025, except where otherwise noted. As of October 31, 2025, no portfolio manager to a Fund owned beneficially any equity securities of such Fund.

Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where management fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Baillie Gifford Emerging Markets ETF
Ben Durrant
Registered Investment Companies	3	7,583	1	364
Other Pooled Investment Vehicles	8	6,600	-	-
Other Accounts	13	8,444	-	-

Mike Gush
Registered Investment Companies	3	7,583	1	364
Other Pooled Investment Vehicles	5	1,654	-	-
Other Accounts	12	6,402	-	-

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Baillie Gifford ETF Trust – Statement of Additional Information

Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where management fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Andrew Stobart
Registered Investment Companies	3	7,583	1	364
Other Pooled Investment Vehicles	6	1,989	-	-
Other Accounts	15	8,737	-	-

Baillie Gifford International Alpha ETF
Chris Davies
Registered Investment Companies	4	4,501	-	-
Other Pooled Investment Vehicles	4	1,369	-	-
Other Accounts	31	12,194	2	2,465

Jenny Davis
Registered Investment Companies	4	4,501	-	-
Other Pooled Investment Vehicles	1	529	-	-
Other Accounts	30	12,136	2	2,465

Donald Farquharson
Registered Investment Companies	4	4,501	-	-
Other Pooled Investment Vehicles	2	577	-	-
Other Accounts	33	13,112	3	2,688

Roderick Snell
Registered Investment Companies	4	4,501	-	-

Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where management fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Other Pooled Investment Vehicles	7	6,888	-	-
Other Accounts	44	23,207	3	5,413

Steve Vaughan
Registered Investment Companies	4	4,501	-	-
Other Pooled Investment Vehicles	1	529	-	-
Other Accounts	30	12,136	2	2,465

Tom Walsh
Registered Investment Companies	4	4,501	-	-
Other Pooled Investment Vehicles	1	529	-	-
Other Accounts	30	12,361	2	2,465

Baillie Gifford International Concentrated Growth ETF
Spencer Adair
Registered Investment Companies	5	5,929	2	5,096
Other Pooled Investment Vehicles	16	13,771	4	1,286
Other Accounts	37	22,440	2	305

Lawrence Burns
Registered Investment Companies	6	37,304	3	33,551
Other Pooled Investment Vehicles	6	21,287	1	127
Other Accounts	35	12,365	2	158

Kirsty Gibson
Registered Investment Companies	2	9,990	1	9,969
Other Pooled Investment Vehicles	4	6,069	-	-
Other Accounts	10	3,404	-	-

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Baillie Gifford ETF Trust – Statement of Additional Information

Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where management fee is based on account performance:
			Accounts	Assets in Accounts (US$M)

Paulina McPadden
Registered Investment Companies	3	1,507	1	1,273
Other Pooled Investment Vehicles	1	74	-	-
Other Accounts	5	299	-	-

Baillie Gifford Long Term Global Growth ETF
Gemma Barkhuizen
Registered Investment Companies	1	1,115	-	-
Other Pooled Investment Vehicles	5	9,837	-	-
Other Accounts	77	49,601	4	1,675

John MacDougall
Registered Investment Companies	1	1,115	-	-
Other Pooled Investment Vehicles	8	10,676	-	-
Other Accounts	77	49,608	3	1,570

Mark Urquhart
Registered Investment Companies	1	1,115	-	-

Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where management fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Other Pooled Investment Vehicles	5	9,837	-	-
Other Accounts	74	49,269	3	1,570

Baillie Gifford U.S. Equity Growth ETF
Dave Bujnowski
Registered Investment Companies	2	9,990	1	9,969
Other Pooled Investment Vehicles	2	4,562	-	-
Other Accounts	7	1,367	-	-

Kirsty Gibson
Registered Investment Companies	2	9,990	1	9,969
Other Pooled Investment Vehicles	4	6,069	-	-
Other Accounts	10	3,404	-	-

Lillian Li
Registered Investment Companies	-	-	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts	-	-	-	-

Gary Robinson
Registered Investment Companies	2	9,990	1	9,969
Other Pooled Investment Vehicles	3	5,733	-	-

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Baillie Gifford ETF Trust – Statement of Additional Information

Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where management fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Other Accounts	7	1,367	-	-

Tom Slater
Registered Investment Companies	2	9,990	1	9,969
Other Pooled Investment Vehicles	6	26,279	-	-
Other Accounts	7	1,367	-	-

Proxy Voting

The Trust has delegated to the Manager responsibility for the voting of proxies with respect to voting securities held by the Funds. The Manager does not use an automated proxy voting advisory service.

Voting Guidelines

The Manager has adopted certain guidelines, called “Our Stewardship Principles and Guidelines” (the “Guidelines”) to, among other things, govern the Manager’s proxy voting processes.

The Guidelines are developed and administered by the Voting Team of the Baillie Gifford Group. The Voting Team sits alongside the investment teams and oversees voting analysis and execution in conjunction with the Funds’ portfolio managers. The Voting Team forms part of the Manager’s ESG function and reports to the Head of ESG, and ultimately to Baillie Gifford & Co’s ESG Oversight Group.

The Guidelines articulate the Manager’s approach to governance and sustainability matters including the following areas:

—	Governance fit for purpose
—	Alignment in vision and practice
—	Long-term value creation
—	Sustainable business practices

The Manager recognizes that given the range of markets in which the Funds invest, one set of standards is unlikely to be appropriate. The Guidelines consequently take an issues based approach covering standards from a global perspective.

Pragmatic & Flexible Approach

The Manager recognizes that companies within particular markets operate under significantly differing conditions. The Guidelines are intended to provide an insight into how the Manager approaches voting and engagement on behalf of clients with it being important to note that the Manager assesses every company individually. With respect to voting, the Manager will evaluate proposals on a case-by-case basis, based on what it believes to be in the best long-term interests of clients, rather than rigidly applying a policy.

In evaluating each proxy, the Voting Team follows the Guidelines, while also considering third party analysis, the Manager’s and its affiliates own research and discussions with company management.

The Voting Team oversees voting analysis and execution in conjunction with the investment teams.

The Manager may elect not to vote on certain proxies. While the Manager endeavors to vote a Fund’s shares in all markets, on occasion this may not be possible due to a practice known as share blocking, whereby voting shares would result in prevention from trading for a certain period of time. When voting in these markets, the Manager assesses the benefits of voting clients’ shares against the relevant restrictions. The Manager may also not vote where it has sold out of a stock following the record date.

Conflicts of Interest

The Manager recognizes the importance of managing potential conflicts of interest that may exist when voting a proxy solicited by a company with whom the Baillie Gifford Group has a material business or personal relationship. The Voting Team of the Baillie Gifford Group is responsible for monitoring possible material conflicts of interest with respect to proxy voting.

In most instances, applying the Guidelines to vote proxies will adequately address any possible conflicts of interest.

For proxy votes that involve a potential conflict of interest or that are inconsistent with (or not covered by) the Guidelines, the Manager has an internal process to review the proposed voting rationale. The review considers whether business relationships between the Baillie Gifford Group and the company have influenced the proposed vote and decides the course of action to be taken in the best interests of our clients.

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Baillie Gifford ETF Trust – Statement of Additional Information

Further Information

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request by:

-	calling toll-free, 1-844-394-6127; or

-	by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Investment Process

Best Execution

In placing orders for the purchase and sale of portfolio securities for the Funds, the Manager seeks to obtain the best price and execution.

Under a participating affiliate arrangement, the Manager may engage personnel and resources from its affiliate, Baillie Gifford Asia (Hong Kong) Limited 柏基亞洲(香港) 有限公司, to execute trades for each Fund. Under normal circumstances, this arrangement will be utilized for executing trades in relation to Asia-Pacific securities. However, the Manager may also utilize this arrangement for non-Asia-Pacific securities.

Use of Brokers or Dealers for Unlisted Investments

The use of brokers or dealers for unlisted investments is based on the most favorable price which can be obtained for the Funds.

Transactions in unlisted securities are carried out directly with company management when they are issuing primary equity. On occasion investment banks can be engaged as advisers in the trade but the monies are generally paid direct to the company. If, in the judgment of the Manager, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers, the trading desk will direct the trade through broker-dealers who make the primary market for such securities.

Selection of Brokers or Dealers

Broker selection for trading is determined entirely by the requirement to achieve best execution for the Funds.

The Manager selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The Manager will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

Brokers or dealers selected to execute the Funds’ portfolio transactions may include the Funds’ Authorized Participants or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu.” Each Fund may determine to not charge a variable fee on certain orders when the Manager has determined that doing so is in the best interests of Fund shareholders. See the “Investment Process—Creation and Redemption of Creation Units” section below.

Execution only approach

The Manager pays execution-only commission rates and does not pay “bundled” fees for brokerage and research. The Manager assumes full responsibility for payment for non-execution services from brokers, such as reports on economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with analysts and specialists. The receipt of such services does not factor in the selection of brokers.

Foreign Currency Transactions – Custodians

Although the Manager executes certain foreign currency transactions internally through its foreign currency trading desk, the Manager may determine that:

-	certain transactions may not be most efficiently executed by its trading desk. Such transactions may be administered by a third party such as the Fund’s custodian. Such transactions tend to be in smaller amounts (for example, income repatriation), and such transactions may be executed by such third parties in accordance with standing instructions received from the Manager; or

-	due to local market regulations, responsibility has to pass to the client’s custodian for execution under standing instruction.

Also, income received into the portfolios will automatically be swept into U.S. dollars by means of standing instruction foreign exchange carried out by the custodian.

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Baillie Gifford ETF Trust – Statement of Additional Information

Given the nature of such transactions and the general size of the markets, the Manager has limited ability to analyze or review the specific details and efficiency of trading in these amounts.

Directed Brokerage Transactions

The Funds had not yet commenced operations as of the date hereof, and therefore have not engaged in any directed brokerage transactions.

Brokerage Commissions

As mentioned above, the Manager pays execution-only commission rates for trading. The Manager believes this helps to mitigate any potential conflicts of interest that might arise from the purchase of two sets of services paid out of the Funds’ dealing commission.

Research services permitted to be paid from client dealing commissions under Section 28(e) (the “safe harbor”) of the Exchange Act are now paid for directly by the Manager under separate agreements with brokers.

The Funds had not yet commenced operations as of the date hereof, and therefore have not paid any brokerage commissions.

Affiliated Broker-Dealers

The Funds had not yet commenced operations as of the date hereof, and therefore have not paid any brokerage commissions to any affiliated broker/dealers.

Regular Broker or Dealer

The Funds had not yet commenced operations as of the date hereof, and therefore have not held securities issued by a regular broker or dealer or a parent company of a regular broker or dealer.

Portfolio Turnover

The buying and selling of the securities held by a Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to individual shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely impact a Fund’s after-tax returns. See the “Tax” section below.

Portfolio turnover rates for each Fund for which financial highlights are available are provided under “Financial

Highlights” in the Prospectus. For the fiscal year ended December 31, 2024, none of the Predecessor Mutual Funds experienced a significant variation in their portfolio turnover rates over their two most recently completed fiscal years. As Baillie Gifford Emerging Markets ETF and Baillie Gifford International Alpha ETF had not commenced operations as of the date hereof, no portfolio turnover information is available.

Other Accounts

The Manager is responsible, subject to oversight by the Board, for placing orders on behalf of the Funds for the purchase or sale of portfolio securities. Although each Fund’s investment objective and strategies are substantially similar to those of other accounts and funds managed by the Manager, differences in purchase and redemption structure, investment restrictions and legal requirements and the public nature of the Funds’ positions lead to the use of different trading practices and portfolio decisions. The Funds’ portfolios, which are expected to be more concentrated than the portfolios of these other accounts and funds because it is anticipated that it will exclude certain smaller and/or less liquid positions, will generally be rebalanced less frequently than the portfolios of these other accounts and funds. This less frequent rebalancing is anticipated typically to cause trades to be effected in the portfolios of these other accounts and funds before they are effected for a Fund’s portfolio. At times, a Fund’s trades will likely occur after an accumulation of multiple trades that were executed for the Manager’s other accounts and funds, when the Manager determines that a corresponding change is warranted for the Fund. However, despite this difference in trade timelines between the Funds and the Manager’s other accounts and funds, the Funds can and will trade in tandem or nearly in tandem with the Manager’s other accounts and funds if necessitated by market dynamics. When the Manager implements a portfolio decision for an account or fund ahead of, or contemporaneously with, a portfolio decision for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable pricing or trading results, paying higher transaction costs, or otherwise being disadvantaged.

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Baillie Gifford ETF Trust – Statement of Additional Information

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus under the headings “Principal Investment Risks”, “Shares—Calculation of NAV” and “Shares—How to Buy and Sell Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Funds’ Prospectus.

The Exchange may but is not required to remove the shares of a Fund from listing if: (1) any of the continued listing requirements are not continuously maintained, (2) following the initial twelve-month period after commencement of trading on the Exchange, there are fewer than 50 beneficial holders of the shares of a Fund, (3) a Fund is no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act of 1940, as amended (the “1940 Act”), or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other publicly-traded securities, when you buy or sell shares of a Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.

An intra-day NAV is based on a securities component and a cash component (or an all cash amount) that comprises that day’s Creation Deposit (as defined below), as disseminated prior to that Business Day’s commencement of trading.

Book Entry Only System

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shares—How to Buy and Sell Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and the Financial Industry Regulatory Authority (“FINRA”). Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions,

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Baillie Gifford ETF Trust – Statement of Additional Information

shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

Creation and Redemption of Creation Units

General

The Funds will issue and sell shares only in Creation Units on a continuous basis, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order received by the Distributor or its agent in proper form. On days when the Exchange closes earlier than normal, a Fund may require orders to be placed earlier in the day. Notwithstanding the foregoing, the Trust may, but is not required to, permit orders, including custom, until 4:00 p.m., Eastern time, or until the market close (in the event the Exchange closes early). The following table sets forth the number of shares of a Fund that generally will constitute a Creation Unit for such Fund as of the date of this SAI:

Fund	Shares per Creation Unit
Baillie Gifford Emerging Markets ETF	25,000

Baillie Gifford International Alpha ETF	20,000
Baillie Gifford International Concentrated Growth ETF	10,000
Baillie Gifford Long Term Global Growth ETF	10,000
Baillie Gifford U.S. Equity Growth ETF	10,000

In its discretion, the Trust reserves the right to increase or decrease the number of a Fund’s shares that constitute a Creation Unit, including on a per transaction basis if doing so is deemed to be in the best interests of the applicable Fund and its shareholders. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash and reserves the right to permit or require the substitution of Deposit Securities (as defined below) in lieu of cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust collateral in respect of the Authorized Participant’s obligations. The Trust may use such collateral at any time to purchase Deposit Securities if the Authorized Participant fails to honor its obligations to a Fund. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

A “Business Day” with respect to the Funds is any day on which the Exchange is open for business or any other day on which the Fund is required to be open for business pursuant to Section 22(e) of the 1940 Act. As of the date of the Prospectus, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial

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Baillie Gifford ETF Trust – Statement of Additional Information

Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

An Authorized Participant (defined below) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Fund Deposit

The consideration for purchase of a Creation Unit of the Funds generally consists of the in-kind deposit of a designated basket of securities, assets, or other positions (the “Deposit Securities”) per each Creation Unit, and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Funds may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.

The “Cash Component” is an amount equal to the difference between the NAV of shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

The identity and number or par value of the Deposit Securities may change in respect of each purchase of a Creation Unit.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The adjustments described above will reflect changes, known to the Manager on the date of announcement to be in effect by the time of delivery of a Fund Deposit from certain corporate actions.

The Fund Deposit may also be modified to minimize the Cash Component by redistributing the cash to the Deposit Securities portion of the Fund Deposit through “systematic rounding.” The rounding methodology “rounds up” position sizes of securities in the Deposit Securities (which in turn reduces the cash portion). However, the methodology limits the maximum allowed percentage change in weight and share quantity of any given security in the Fund Deposit.

The Trust may, in its sole discretion, substitute an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security.

Cash Purchase Method

In certain circumstances when partial or full cash purchases of Creation Units are available or specified, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant typically pays the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. The Authorized Participant (as defined below) may also be required to pay certain transaction fees and charges for cash purchases, as described below, and may be required to cover certain brokerage, tax, foreign exchange, execution and price movement costs as described in this SAI.

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Baillie Gifford ETF Trust – Statement of Additional Information

Procedures for Creation of Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (a “Participant Agreement”). A member or participant of a clearing agency registered with the SEC that has a written agreement with a Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units is referred to as an Authorized Participant. All shares of the Funds, however created, will be entered on the records of the DTC in the name of its nominee for the account of a DTC Participant.

Role of the Authorized Participant

Creation Units may be purchased only by or through an Authorized Participant. Such Authorized Participant will agree, pursuant to the terms of a Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed a Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. At any given time, there may be only a limited number of Authorized Participants that have entered into a Participant Agreement. A list of current Authorized Participants may be obtained from the Distributor. In addition, the Distributor may be appointed as a limited irrevocable proxy of the Authorized Participant in accordance with the terms specified in the Participant Agreement.

Placement of Creation Orders

Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by the Custodian or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Funds generally before 3:00 p.m. Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Funds generally before 3:00 p.m. Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m. Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the first, second or third Business Day, as applicable, after the date on which an order to create Creation Units (or an order to redeem Creation Units) is placed. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian generally before 3:00 p.m. Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m. Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Funds. The delivery of Creation Units so created generally will occur no later than the first, second or third Business Day, as applicable, following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Funds prior to such time. The typical Settlement Date for each Fund is T+1. A Fund and an Authorized Participant may agree to a different Settlement Date.

Baillie Gifford Emerging Markets ETF, Baillie Gifford International Alpha ETF, Baillie Gifford International

39

Baillie Gifford ETF Trust – Statement of Additional Information

Concentrated Growth ETF, and Baillie Gifford Long Term Global Growth ETF trade securities in non-U.S. markets that close to trading before the close of trading on U.S. markets and open for trading before the open of trading on U.S. markets. In order to facilitate creation activity with respect to securities traded in these markets, the Fund may accept creation orders from Authorized Participants that are received in good order by the Fund between 4:00 p.m. and 5:30 p.m. Eastern Time. Such orders will be processed at the NAV calculated at the Pricing Point on the following Business Day.

Purchase Orders

To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of a Fund, in proper form, generally before 4:00 p.m. Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify the Manager and the Custodian of such order. The Custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the applicable Participant Agreement and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. A list of current Authorized Participants may be obtained from the Distributor. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cut-Off Time (as defined below) on such Business Day.

The Authorized Participant must make available no later than 3:00 p.m., Eastern Time, on the Settlement Date, by means satisfactory to the Funds, immediately-available or same-day funds estimated by the Funds to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees.

The Authorized Participant is responsible for any and all expenses and costs incurred by a Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable order to purchase shares of a Fund generally before 4:00 p.m. Eastern time on any Business Day in order to receive that day’s NAV. Creation Orders must be transmitted by an Authorized Participant in the form required by a Fund to the Distributor or its agent pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of a Fund that are submitted on the Business Day immediately preceding a holiday may not be accepted. Each Fund’s deadline specified above for the submission of purchase orders is referred to as that Fund’s “Cut-Off Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Exchange is not open for business) via communication through the facilities of the Distributor’s or its agent’s proprietary website and/or portal maintained for this purpose. Purchase orders and redemption requests, if received in good order as determined by the Trust in its sole discretion, will be processed based on the NAV next determined after receipt of an order in proper form as described in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of Orders of Creation Units

Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Funds are in place for payment of the Cash Component and any other cash amounts which may be due, the Funds will accept the order, subject to each Fund’s right (and the right of the Distributor and the Manager) to reject any order until acceptance, as set forth below.

Once a Fund has received in good order an order, upon the next determination of the NAV of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Funds reserve the right to reject an order for Creation Units transmitted to it by the Distributor or its agent for any lawful reason, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (c) the investor(s), upon obtaining shares ordered, would own 80% or more of the currently outstanding shares; (d) the acceptance of a Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, Distributor or its agent, the Custodian, the Transfer Agent and/or the Manager make it for all practical purposes not feasible to process orders for Creation Units.

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Baillie Gifford ETF Trust – Statement of Additional Information

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor or its agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Issuance of a Creation Unit

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the custodian has confirmed (or, as applicable, sub-custodian has confirmed to the custodian) that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant custodian or sub-custodian(s), the Distributor or its agent and the Manager shall be notified of such delivery and the applicable Fund will issue and cause the delivery of the Creation Unit. Creation Units are generally issued on a “T+1 basis” (i.e., one Business Day after trade date). Each Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, including a shorter settlement period.

To the extent contemplated by a Participant Agreement with the Distributor, each Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral. The Fund may use such collateral at any time to buy Deposit Securities for the Funds. Such collateral must be delivered no later than the time specified by a Fund or its custodian on the contractual settlement date. Information concerning the Funds’ current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the value of the collateral.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund and the Fund’s determination shall be final and binding.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, is imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The current standard fixed creation transaction fee for the Funds, which is the same for each creation transaction regardless of the number of Creation Units created in the transaction, is set forth in the table below.

Fund	In-Kind Creation Transaction Fee	Cash Creation Transaction Fee
Baillie Gifford Emerging Markets ETF	$2,000	$100
Baillie Gifford International Alpha ETF	$1,250	$100
Baillie Gifford International Concentrated Growth ETF	$400	$100
Baillie Gifford Long Term Global Growth ETF	$500	$100
Baillie Gifford U.S. Equity Growth ETF	$300	$100

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Baillie Gifford ETF Trust – Statement of Additional Information

The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is generally the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Funds may adjust the standard creation transaction fee from time to time. For example, the standard creation transaction fee may be reduced by a Fund if transfer and processing expenses associated with the creation are anticipated to be lower than the stated fee.

In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional cost (e.g., brokerage, taxes) involved with buying the securities with cash. The Funds may determine to not charge a variable fee on certain orders when the Manager has determined that doing so is in the best interests of the Funds shareholders.

If a purchase consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). To the extent these transaction charges exceed the maximum additional charge applicable to the creating Authorized Participant, the Fund would bear such costs and the Fund’s shareholders may experience dilution. Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Certain fees/costs associated with creation transactions may be waived or reimbursed in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities (as defined below) from the Trust to their account or on their order.

Risks of Purchasing Creation Units

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Redemptions

Shares of a Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Funds generally will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by or through an Authorized Participant. Beneficial owners also may sell shares in the secondary market.

Each Fund may publish a designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined

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Baillie Gifford ETF Trust – Statement of Additional Information

below) on that day (the “Fund Securities” or “Redemption Basket”), and an amount of cash (the “Cash Amount,” as described below) (each subject to possible amendment or correction) as applicable, in order to effect redemptions of Creation Units of a Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Redemption Baskets may differ and the Fund may accept “custom baskets.”

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the NAV of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace one or more Fund Securities in certain circumstances, including: (i) when the delivery of a Fund Security to the Authorized Participant (or to an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws or due to a trading restriction; (ii) when the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws; (iii) when the delivery of a Fund Security to the Authorized Participant would result in unfavorable tax treatment; (iv) when a Fund Security cannot be settled or otherwise delivered in time to facilitate an in-kind redemption; or (v) in certain other situations, including when it is determined to be in a Fund’s best interest. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. Each Fund generally redeems Creation Units for Fund Securities, but each Fund reserves the right to utilize a cash option for redemption of Creation Units. Each Fund may, in its sole discretion, provide such redeeming Authorized Participant a portfolio of securities that differs from the exact composition of the Fund Securities, but does not differ in NAV. The Redemption Basket may also be modified to minimize the Cash Component by redistributing the cash to the Fund Securities portion of the Redemption Basket through systematically rounding. The rounding methodology allows position sizes of securities in the Fund Securities to be “rounded up,”

while limiting the maximum allowed percentage change in weight and share quantity of any given security in the Redemption Basket.

Baillie Gifford Emerging Markets ETF, Baillie Gifford International Alpha ETF, Baillie Gifford International Concentrated Growth ETF, and Baillie Gifford Long Term Global Growth ETF trade securities in non-U.S. markets that close to trading before the close of trading on U.S. markets and open for trading before the open of trading on U.S. markets. In order to facilitate redemption activity with respect to securities traded in these markets, the Fund may accept redemption orders from Authorized Participants that are received in good order by the Fund between 4:00 p.m. and 5:30 p.m. Eastern Time. Such orders will be processed at the NAV calculated at the Pricing Point on the following Business Day.

Cash Redemption Method

In limited circumstances when partial or full cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. The Authorized Participant may also be required to pay certain transaction fees and charges for cash redemptions, as described below, and may be required to cover certain brokerage, tax, foreign exchange, execution and price movement costs as described in this SAI.

Redemption Transaction Fee

A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is generally the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day.

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Baillie Gifford ETF Trust – Statement of Additional Information

Fund	In-Kind Redemption Transaction Fee	Cash Redemption Transaction Fee
Baillie Gifford Emerging Markets ETF	$2,000	$100
Baillie Gifford International Alpha ETF	$1,250	$100
Baillie Gifford International Concentrated Growth ETF	$400	$100
Baillie Gifford Long Term Global Growth ETF	$500	$100
Baillie Gifford U.S. Equity Growth ETF	$300	$100

The standard redemption transaction fee may be reduced by a Fund if transfer and processing expenses associated with the redemption are anticipated to be lower than the stated fee. If a redemption consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Fund securities from a Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.

In addition, a variable fee, payable to the Funds, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Funds may determine to not charge a variable fee on certain orders when the Manager has determined that doing so is in the best interests of the Funds’ shareholders.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units

Redemption requests for Creation Units of the Funds must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of a Fund generally before 4:00 p.m. Eastern time on any Business Day in order to receive that day’s NAV. On days when the Exchange closes earlier than normal, a Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. A list of current Authorized Participants may be obtained from the Distributor.

The Authorized Participant must transmit the request for redemption in the form required by the Funds to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Transfer Agent (as defined below); such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Transfer Agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on any Business Day on which the redemption request is submitted; (ii) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed.

Upon receiving a redemption request, the Distributor or its agent shall notify the applicable Fund and the Transfer Agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner (as defined below) thereof as recorded on the book-entry system of DTC or the DTC Participant through which

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Baillie Gifford ETF Trust – Statement of Additional Information

such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

Deliveries of redemption proceeds by a Fund are generally made within one Business Day (i.e., “T+1”). Each Fund reserves the right to settle redemption transactions on a basis other than T+1, if necessary or appropriate under the circumstances. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+1 because of the occurrence of a holiday in the U.S. bond market that is not a holiday observed in the U.S. equity market.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund, at or prior to the time specified by a Fund or its custodian on the Business Day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral. Such collateral must be delivered no later than the time specified by a Fund or its Custodian on the Business Day after the date of submission of such redemption request and shall be held by the Custodian and marked-to-market daily. The fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Funds to acquire shares of the Funds at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Funds of purchasing such shares, plus the value of the Cash Amount, and the value of the collateral together with liability for related brokerage and other charges.

Because the portfolio securities of a Fund may trade on exchange(s) on days that the Exchange is closed, are Securities Industry and Financial Markets Association holidays or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or purchase or sell shares of such Fund on the Exchange on days when the NAV of such a Fund could be significantly affected by events in the relevant non-U.S. markets.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the applicable Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the applicable Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require, in certain circumstances, a delivery process longer than seven calendar days for the Funds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Funds. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

Custom Basket

Creation and Redemption baskets may differ and the Funds may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of the Funds’ portfolio holdings; (ii) a standard basket that is different from the initial basket used in transactions on the same business day; or (iii) a cash basket, a basket that consists in whole or part of cash (other than a de minimis amount or the amount of cash to account for any differences between the value of the basket and the NAV of a Creation Unit). The Funds have adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are

45

Baillie Gifford ETF Trust – Statement of Additional Information

in the best interests of the Funds and their shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Manager who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of the Funds may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. The Manager has established a governance process to oversee basket compliance for the Funds, as set forth in the Funds’ policies and procedures.

Payments to Financial Intermediaries

It is expected that the Funds and its related companies may make payments, or reimburse the Manager or its affiliates for payments it makes, to financial intermediaries (“Financial Intermediaries”). Financial Intermediaries are firms that sell shares of funds, including the Funds, for compensation and/or provide certain administrative and account maintenance services to fund investors. Financial Intermediaries may include, among others, brokers, financial planners or advisers, banks, and insurance companies.

If you are purchasing, selling, exchanging or holding Fund shares through a program of services offered by a Financial Intermediary, you may be required by the Financial Intermediary to pay additional fees. You should contact the Financial Intermediary for information concerning what additional fees, if any, may be charged.

The Distributor, the Manager and/or their affiliates intend to make payments to Financial Intermediaries for distribution, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Funds. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The total amount of these payments may be substantial, may be substantial to any given recipient, and may exceed the costs and expenses incurred by the recipient for any Fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the Manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for a Financial Intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Contact your Financial Intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the Manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the Fund on which fees are being charged.

Other Services

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Board has adopted the Plan to allow the Funds, the Manager and its affiliates, including BGFS, to incur certain expenses that might be considered indirect payments by the Funds for distribution of Fund shares. However, no distribution payments under Rule 12b-1 have been authorized by the Board as of the date of this SAI, and no distribution fees under Rule 12b-1 are currently payable under the Plan. If the Board authorizes distribution payments under Rule 12b-1 in the future, the Manager or another service provider might collect distribution fees under Rule 12b-1. This would also require the Prospectus to be updated to reflect such additional fees.

The Manager and BGFS, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds. In addition, the Manager and BGFS may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund’s shares or to Financial Intermediaries that render recordkeeping, sub-accounting sub-transfer agency and other services, as described in greater detail above under “Payments to Financial Intermediaries.”

The Plan has been approved by the Board in accordance with Rule 12b-1. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval and determined that there is a reasonable likelihood that the Plan will benefit the Funds and its shareholders.

To the extent that the Plan gives the Manager or its affiliates greater flexibility in connection with the distribution of shares of the Fund, additional sales of the Funds’ shares may result.

Compensation

The portfolio managers’ compensation arrangements within the Manager vary depending upon whether the individual is an employee or partner of Baillie Gifford & Co.

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Baillie Gifford ETF Trust – Statement of Additional Information

Employees of Baillie Gifford & Co

A portfolio manager’s compensation generally consists of:

-	base salary;

-	a company-wide all staff bonus;

-	a performance related bonus; and

-	the standard retirement benefits and health and welfare benefits available to all Baillie Gifford & Co employees.

A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses, and is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s performance related bonus is determined by team and individual performance. Team performance will generally be measured on investment performance over a three, four or five year basis and is based on performance targets that are set and reviewed annually by the Chief of Investment Staff. Individual performance will be determined by the individual’s line manager at the annual appraisal at which staff are assessed against key competencies and pre-agreed objectives. The bonus is paid on an annual basis.

A proportion of the performance related bonus is mandatorily deferred. Currently recipients defer between 20% and 40% of their performance related bonus. Awards will be deferred over a period of three years and will be invested in a range of funds managed by the Baillie Gifford Group.

Partners of Baillie Gifford & Co

Spencer Adair, Dave Bujnowski, Lawrence Burns, Jenny Davis, Donald Farquharson, Kristy Gibson, Mike Gush, John MacDougall, Roderick Snell, Gary Robinson, Tom Slater, Mark Urquhart, and Tom Walsh are partners of Baillie Gifford & Co.

The remuneration of Baillie Gifford & Co partners comprises Baillie Gifford & Co partnership profits, which are distributed as:

-	base salary; and

-	a share of the partnership profits.

The profit share is calculated as a percentage of total partnership profits based on seniority and role within Baillie Gifford & Co. The basis for the profit share is detailed in the Baillie Gifford & Co Partnership Agreement.

The main staff benefits such as pension schemes are not available to partners and therefore partners provide for benefits from their own personal funds.

Partners in their first few years additionally receive a bonus. The bonuses are calculated in the same way as those for staff but exclude the deferred element. A proportion of the bonus paid will be retained to be used to buy capital shares in the partnership.

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Baillie Gifford ETF Trust – Statement of Additional Information

Other Key Service Providers

Administrator – BNY

BNY of 240 Greenwich Street, New York, NY, 10286, serves as the Funds’ administrator pursuant to a Fund Administration and Accounting Agreement between the Trust, on behalf of the Fund, and BNY.

The Funds have not yet commenced investment operations as of the date hereof, and therefore have not paid any administration fees.

Custodian – BNY

BNY is also the Trust’s custodian. As such, BNY or sub-custodians acting at its direction hold in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, are the registered owners of securities held in book entry form belonging to the Funds.

Upon instruction, BNY or such sub-custodians receive and deliver cash and securities of the Funds in connection with Fund transactions and collect all dividends and other distributions made with respect to Fund portfolio securities.

Transfer Agent – BNY

BNY also serves as the Trust’s transfer agent, registrar and dividend disbursing agent.

Independent Registered Public Accounting Firm – Cohen & Company, Ltd.

Cohen & Company, Ltd. serves as independent registered public accounting firm to the Trust and conducts an annual audit of the financial statements of each operational Fund and provides other audit related services. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested. The principal business address of Cohen & Company, Ltd. is 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202.

Underwriter – BGFS

Baillie Gifford Funds Services LLC, of 1 Greenside Row, Calton Square, Edinburgh EH1 3AN, United Kingdom, a wholly-owned subsidiary of the Manager, serves as the sole distributor and principal underwriter of the shares of the Funds (“BGFS” or the “Distributor”).

The Trust has entered into a distribution agreement with BGFS. BGFS offers and sells shares to investors as agent of each Fund either directly or through brokers, dealers and other financial institutions which enter into selling agreements with BGFS, and/or the Trust. The distribution agreement provides that BGFS will use all reasonable best efforts in connection with the distribution of shares of the Funds. The Funds’ shares will be offered on a continuous basis.

Shares are continuously offered for sale by each Fund through the Distributor only in Creation Units, as described in the Prospectus. Shares in less than Creation Units are not distributed by the Distributor.

The Distribution Agreement was initially approved by the Board, including a majority of the Independent Trustees, on December 9, 2025, and, after an initial two-year term, will continue in effect from year to year so long as its continuance is approved at least annually by the Board, including a majority of the Independent Trustees.

The Funds have not yet commenced operations as of the date hereof, and therefore have not paid any underwriting commissions or other compensation.

Trust Legal Counsel – Ropes & Gray LLP

Ropes & Gray LLP, of Prudential Tower, 800 Boylston Street, Boston, MA 02199, is legal counsel to the Trust.

Independent Trustee Legal Counsel – Vedder Price P.C.

Vedder Price P.C., of 222 North LaSalle Street, Chicago, IL, 60601, is legal counsel to the independent trustees.

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Baillie Gifford ETF Trust – Statement of Additional Information

Shareholders

Principal Holders of Securities

A shareholder will be considered a “principal holder” of shares if that shareholder owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares. Because the fund has not commenced operations as of the date of this SAI, no person beneficially owned 5% or more of the outstanding shares of the fund as of the date of this SAI.

Control Persons

A controlling person’s vote could have a more significant effect on matters presented to shareholders of a Fund for approval than the vote of other shareholders of such Fund. Because the fund has not commenced operations as of the date of this SAI, no person owns sufficient shares to be deemed to be a “control person” (as that term is defined in the 1940 Act) of the Trust.

Management Ownership

As of the date of this SAI, the Trustees and officers of the Trust, as a group, did not own any outstanding equity securities of any Fund.

Shareholder Rights

Rights to Dividends

Shareholders are entitled to dividends as declared by the Board, and, in liquidation of the relevant Series’ portfolio, are entitled to receive the net assets of the portfolio.

Voting Rights

Shareholders are entitled to vote at any meetings of shareholders. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Special meetings of shareholders may be called for purposes such as electing or removing trustees, changing a fundamental investment policy or approving an investment advisory agreement. In addition, a special meeting of shareholders of the Series will be held if, at any time, less than a majority of the Trustees then in office have been elected by shareholders of the Series.

Shareholders are entitled to one vote for each full share held, and fractional votes for each fractional share held. Voting rights are not cumulative.

Shareholders may vote in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders, to the extent provided in the Declaration of Trust.

On any matter affecting all shareholders, all shares shall be voted together. Shareholders of all series vote together, irrespective of series, on:

-	the election of Trustees;

-	the removal of Trustees;

-	the selection of the Trust’s independent registered public accounting firm; and

-	amendments to the Declaration of Trust, unless the amendment only: (i) changes the Trust’s name, responds to or ensures compliance with applicable legislation or regulation or cures technical problems in the Declaration of Trust, (ii) establishes, changes or eliminates the par value of any shares (currently all shares have a par value of $0.00000001 per share) or (iii) issues shares of the Trust in one or more series, or subdivides any series of shares into various classes of shares with such dividend preferences and other rights as the Board may designate.

For the purpose of electing Trustees, there will normally be no meetings of shareholders except where, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust.

Matters Affecting a Particular Series

On matters only affecting a particular series, only shareholders of that series will be entitled to vote. Consistent with the current position of the SEC, shareholders of each series vote separately on matters requiring shareholder approval, such as certain changes in fundamental investment policies of that series or the approval of the investment advisory agreement relating to that series.

Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder.

Preemptive Rights

The shares of the Funds do not have any preemptive rights.

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Baillie Gifford ETF Trust – Statement of Additional Information

Trustee Nominations

Any shareholder may nominate a person to become a Trustee. See “Trustees and Trust Officers—Trustee Nominations by Shareholders” above.

Rights on Termination

Upon termination of a Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of such Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Tax Reporting

As required by U.S. federal law, U.S. federal tax information will be furnished to applicable shareholders for each calendar year early in the succeeding year.

Liability

Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of that liability is considered remote since it may arise only in very limited circumstances.

The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

Complaints

The Funds have adopted a policy with respect to handling of shareholder complaints. The Funds’ policy works with existing policies of the Manager to receive and address complaints with respect to its pooled vehicles. Shareholders who have a direct client relationship with Baillie Gifford should contact their client contact with respect to any complaint. For those shareholders who do not have a direct Baillie Gifford contact, the Funds’ website contains additional information identifying contacts to receive and administer complaints.

Contractual Arrangements

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants, and their affiliates, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to and will not create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This SAI provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of any Fund. Neither this SAI, nor the related Prospectus, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or any Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Forum for Adjudication of Disputes

Article IX, Section 7(b) (the “Forum Selection Provision”) of the Declaration of Trust provides that state and federal courts sitting within the Commonwealth of Massachusetts shall be the sole and exclusive forums for various shareholder actions or proceedings brought on behalf of the Trust or against the Trust, its Trustees, officers or employees, including actions for breach of fiduciary duty.

This Forum Selection Provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable or convenient for disputes with Trustees, officers or employees of the Trust and the Trust’s service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the Declaration of Trust to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions. The Forum Selection Provision shall not apply to claims arising under the U.S. federal securities laws.

Derivative Suits

Article III, Section 8 (the “Derivative Claims Provision”) of the Declaration of Trust provides that a shareholder may not initiate a court action on behalf of the Trust or a Fund unless the shareholder first makes a written demand on the Trustees to bring such an action. Such demand shall be excused only if the shareholder makes a specific showing that irreparable injury to the Trust or Fund would otherwise result. The Trustees, after considering the demand, have the sole discretion to decide whether to bring, maintain or settle (or not to bring, maintain or settle) the action, with their decision being binding on shareholders.

In certain circumstances, the Derivative Claims Provision may have the effect of limiting a shareholder's ability to bring a derivative action or to challenge a decision by the Trustees rejecting a demand for such action, compared to the rights a shareholder might have under Massachusetts law in the absence of this provision. It is unclear whether a court would determine that the Derivative Claims Provision is enforceable in all circumstances, including with respect to shareholder derivative claims that arise under the federal securities laws.

Direct Suits

Article III, Section 9 (the “Direct Claims Provision”) of the Declaration of Trust provides that no shareholder nor any class of shareholders may bring a direct action or claim for monetary damages against the Trust or its Trustees under the Declaration of Trust or the 1940 Act (except as permitted by Section 36(b) of the 1940 Act) without first obtaining authorization in writing from the Trustees. This requirement cannot be excused under any circumstances, and any decision by the Trustees is binding on the requesting shareholders. To the extent that a court finds implied rights of action outside of Section 36(b) of the 1940 Act, the Direct Claims Provision would limit shareholders' ability to bring such an action against the Trust or the Trustees. It is unclear whether a court would determine that the Direct Claims Provision is enforceable in all circumstances, including with respect to shareholder direct claims that arise under the federal securities laws.

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Baillie Gifford ETF Trust – Statement of Additional Information

Distributions

It is generally the policy of each Fund to declare and pay out, at least annually, dividends to its shareholders as follows:

-	Investment Company Taxable Income

Each Fund will distribute substantially all of its investment company taxable income (which, computed without regard to the dividends-paid deduction, includes dividends and any interest it receives from investments and the excess of net short-term capital gain over net long-term capital loss, in each case determined with reference to any loss carryforwards).

-	Net Capital Gains

Each Fund will distribute substantially all of its net capital gains (that is, the excess of net long-term capital gains over net short-term capital loss, in each case determined with reference to any loss carryforwards), if any.

A Fund may make such distributions more frequently as determined by the Trustees of the Trust to the extent permitted by applicable regulations.

Notwithstanding the foregoing, each of the Funds may determine to retain investment company taxable income, so computed, subject to the distribution requirements applicable to regulated investment companies under the Code, and/or net capital gain, and pay a Fund-level tax on any such retained amounts.

Distributions Are Payable in Shares

Except as provided below, distributions of income and capital gain are generally payable in full and fractional shares of the particular Fund, based upon the NAV determined as of the close of unrestricted trading on the Exchange on the record date for each dividend or distribution.

Shareholders, however, may elect to receive their distributions in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for a change to be in effect for any dividend or distribution, it must be received by the Trust ten days prior to such dividend or distribution.

Tax

The following discussion addresses certain U.S. federal income tax considerations that may be relevant to investors that (a) are citizens or residents of the U.S., or corporations, partnerships, or other entities created or organized under the laws of the U.S. or any political subdivision thereof, or estates that are subject to U.S. federal income taxation regardless of the source of their income or trusts if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person and (b) hold, directly or indirectly, shares of a Fund as a capital asset (“U.S. shareholders”).

The following discussion provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders, and it does not address the U.S. federal income tax treatment of shareholders that are subject to special tax regimes such as certain financial institutions, insurance companies, dealers in securities or foreign currencies,

U.S. shareholders whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar, persons investing through defined contribution plans and other tax-qualified plans, and persons that hold shares in a Fund as part of a “straddle,” “conversion transaction,” “hedge,” or other integrated investment strategy. All such prospective and actual shareholders are urged to consult their own tax advisors with respect to the U.S. tax treatment of an investment in shares of a Fund.

No Fund has sought an opinion of legal counsel as to any specific U.S. tax matters. The discussion below as it relates to U.S. federal income tax consequences is based upon the Code and regulations, rulings, and judicial decisions thereunder as of the date hereof. Such authorities may be repealed, revoked, or modified (possibly on a retroactive basis) so as to result in U.S. federal income tax consequences different from those discussed below.

This discussion is for general information purposes only. Prospective and actual shareholders should consult their own tax advisors with respect to their particular circumstances and the effect of state, local, or foreign tax laws to which they may be subject.

Each Fund – Separate Tax Entity

Each Fund is treated as a separate entity for U.S. federal income tax purposes. Each Fund has elected or, in the case of a new Fund, intends to elect to be treated as a regulated investment company eligible for taxation under the provisions of Subchapter M of the Code and intends to qualify each year as such.

Test for Special Tax Treatment

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things:

1.	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below) (collectively, “qualifying income”);

2.	diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other

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Baillie Gifford ETF Trust – Statement of Additional Information

securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

3.	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gain over net long-term capital loss) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (1) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company.

However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (i) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (1)(i) above) will be treated as qualifying income.

In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Section 7704(c)(2) of the Code.

In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (2) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment.

In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (2) above.

Also, for purposes of the diversification test in (2) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it will not be subject to U.S. federal income tax on income or gains paid to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below).

Failure to Meet Test for Special Tax Treatment

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets.

If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, it would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net capital gain, would be taxable to U.S. shareholders as dividend income.

Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below).

In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Retaining Net Capital Gains

As noted above, each of the Funds intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gains.

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Baillie Gifford ETF Trust – Statement of Additional Information

Notwithstanding the foregoing, each Fund may determine to retain investment company taxable income and/or net capital gains, and pay a Fund-level tax on any such retained amounts, subject to the distribution requirements applicable to regulated investment companies under the Code.

If a Fund retains any net capital gains, it will be subject to tax at the regular corporate rate on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities.

If a Fund timely makes the designation discussed in the prior sentence, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gains, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, its net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31) as if incurred in the succeeding taxable year.

Excise Tax

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or for the one-year period ending December 31 of such year if the Fund so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

For these purposes, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year, unless the Fund has made an election to use December 31, instead of October 31, for purposes of the excise tax; if the Fund makes the election to use December 31, no such gains or losses will be so treated.

Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year.

Each of the Funds intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that each Fund will be able to do so.

Personal Holding Companies

In addition, if a Fund is a “personal holding company” (as defined in Section 542 of the Code) for U.S. federal income tax purposes, the Fund will potentially need to adjust the timing of its distributions to its shareholders in order to avoid a Fund-level tax on its “undistributed personal holding company income” (as defined in Section 545 of the Code). Generally, a Fund will be a personal holding company if, at any time during the last half of its taxable year, more than 50% of its shares are owned, directly or indirectly, by five or fewer individuals and/or certain pension trusts, private foundations, charitable trusts or trusts providing for the payment of supplemental unemployment benefits. In the event that a Fund is a personal holding company, the Fund will seek to make distributions sufficient to avoid a Fund-level tax under the personal holding company rules, although there can be no assurance it will be able to do so.

Tax on Fund Distributions

Distributions are generally taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for its shares).

Distributions are taxable whether shareholders receive them in cash or in additional shares.

A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

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Baillie Gifford ETF Trust – Statement of Additional Information

Investment Income

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income.

Distributions of investment income reported by a Fund as derived from “qualified dividend income” are taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level as described more fully below.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level):

1.	if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date);

2.	to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property;

3.	if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest; or

4.	if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established security market in the U.S.), or (b) treated as a passive foreign investment company (“PFIC”).

If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding the excess of net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported

Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the dividends-received deduction generally available to corporations to the extent they are properly reported by the Fund as being attributable to the amount of eligible dividends received by the Fund from domestic corporations for the taxable year.

In general, a dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock—generally, stock acquired with borrowed funds).

There can be no assurances that a significant portion of a Fund’s distributions will be eligible for the corporate dividends-received deduction. The percentage of ordinary income distributions eligible for the corporate dividends-received deduction for each Fund for the prior fiscal year is disclosed in the Trust’s Form N-CSR filing, which is available on the SEC’s website.

Any distribution of income that is attributable to dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Capital Gains

Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned)

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Baillie Gifford ETF Trust – Statement of Additional Information

the investments that generated them, rather than how long a shareholder has owned his or her shares.

Tax rules can alter a Fund’s holding period on investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain from the sale of investments that the Fund owned (or is deemed to have owned) for more than one year and that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) are generally taxable to shareholders as long-term capital gains, taxed to individuals at reduced rates relative to ordinary income. Distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less are generally taxable to shareholders as ordinary income.

Distributions from capital gains are generally made after applying any available capital loss carryforwards.

The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code.

Medicare Contribution Tax

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gain, including Capital Gain Dividends, as described above, and (ii) any net gain from the sale, exchange, or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Sale, Exchange or Other Taxable Disposition of Shares

A sale, exchange or other taxable disposition of shares in a Fund will generally give rise to a capital gain or loss.

In general, any capital gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held by a shareholder for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.

Furthermore, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund (or substantially identical shares) are purchased (including as a result of dividend reinvestment) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Return of Capital Distributions

If a Fund makes a distribution to a shareholder in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter as capital gain.

A return of capital is not taxable, but it reduces the shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years.

Distributions from capital gains are generally made after applying any available capital loss carryforwards.

Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains.

A Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. A Fund must apply such carryforwards first against gains of the same character.

The amounts of any capital loss carryforwards available to a Fund will be shown in the notes to the financial statements once available.

Hedging and Similar Transactions

Transactions in Derivative Instruments

A Fund’s transactions in derivative instruments (e.g., futures or options transactions, forward contracts and swap agreements), or any other hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, constructive sale, mark-to-market, straddle, wash sale, and short sale rules).

These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital,

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Baillie Gifford ETF Trust – Statement of Additional Information

accelerate income to such Fund, defer losses to such Fund, or cause adjustments in the holding periods of such Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Each of the Funds will determine whether to make any available elections pertaining to such transactions. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Book Income and Taxable Income

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income.

If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid a Fund-level tax.

Foreign Currency Transactions and Related Hedging Transactions

A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign currency gains are generally treated as qualifying income for purposes of the 90% gross income requirement described above. There is a remote possibility that the Secretary of the Treasury will issue contrary tax regulations with respect to foreign currency gains that are not directly related to a regulated investment company’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and such regulations could apply retroactively.

Investments in Other Regulated Investment Companies

A Fund’s investments in shares of other mutual funds, ETFs or other companies that are treated as regulated investment companies (each, an “underlying RIC”), can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had such Fund invested directly in the securities held by the underlying RIC.

If a Fund receives dividends from an underlying RIC, and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided it meets holding period and other requirements with respect to shares of the underlying RIC.

If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided it meets holding period and other requirements with respect to shares of the underlying RIC.

Investment in Securities of Certain Foreign Corporations

Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders who are U.S. citizens or residents or U.S. corporations to claim a credit or deduction (but not both) on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund held for at least the minimum period

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Baillie Gifford ETF Trust – Statement of Additional Information

specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 31-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend.

Shareholders that do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

A Fund’s investments that are treated as equity investments for U.S. federal income tax purposes in certain PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on gains from the sale of its investment in such PFIC. This tax cannot be eliminated by making distributions to shareholders of the Fund. However, if certain conditions are met, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect, pursuant to Sections 1293 and 1295 of the Code, to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gain annually, regardless of whether it receives any distribution from the company. A Fund also may make an election, pursuant to Section 1296 of the Code, to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year (a “mark-to-market election”).

Such gains and losses are treated as ordinary income and loss.

The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return.

Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A foreign corporation is a PFIC if: (i) 75% or more of its gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) held by such corporation during the taxable year which produce or are held for the production of passive income is at least 50%.

Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.

Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business activities and certain income received from related persons. Because it is not always possible to identify a foreign corporation as a PFIC, in some instances, a Fund may incur the tax and interest charges described above.

A foreign corporation in which a Fund invests will not be treated as a PFIC with respect to the Fund if such corporation is a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes and the Fund holds (directly, indirectly, or constructively) 10% or more of the voting interests in or total value of such corporation. In such a case, the Fund generally would be required to include in gross income each year, as ordinary income, its share of certain amounts of the CFC’s income, whether or not the CFC distributes such amounts to the Fund.

Investments in Certain Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount.

Generally, the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no cash payment on the security during the year.

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Baillie Gifford ETF Trust – Statement of Additional Information

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.

Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity— that is, at a premium—the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount; whether or to what extent a Fund should recognize market discount on a debt obligation; when and to what extent a Fund may take deductions for bad debts or worthless securities; and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.

Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal

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Baillie Gifford ETF Trust – Statement of Additional Information

determination of whether the taxpayer’s treatment of the loss is proper.

Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased Through Tax-Advantaged Accounts

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans or tax-advantaged accounts.

Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of such an investment in their particular tax situations.

Tax-Exempt Shareholders

Under current law, each of the Funds serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders.

Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.

Backup Withholding

A Fund generally is required to withhold and remit to the U.S. Department of the Treasury a percentage of the taxable distributions paid to any individual shareholder who fails to properly furnish such Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to such Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

For a foreign person (as defined below) to qualify for exemption from the backup withholding tax and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

Foreign Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign persons”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (a) distributions to an individual foreign person who was present in the U.S. for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign person of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests.

The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the U.S., or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a CFC. If a Fund invests in an underlying RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A Fund is permitted to report such part of its dividends as short-term capital gain and/or interest-related dividends as are eligible, but is not required to do so.

In the case of Fund shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of such payments as short-term capital gain or interest-related dividends to shareholders.

Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to beneficial holders of shares who are foreign persons other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the

59

Baillie Gifford ETF Trust – Statement of Additional Information

exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A beneficial holder of Fund shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale, exchange or other taxable disposition of such shares of a Fund unless (i) such gain is “effectively connected” with the conduct of a trade or business carried on by such holder within the U.S. or (ii) in the case of an individual holder, the holder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

If a foreign person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the U.S. More generally, foreign persons who are residents in a country with an income tax treaty with the U.S. may obtain different tax results than those described herein, and are urged to consult their tax advisors.

A beneficial holder of Fund shares who is a foreign person may be subject to state, local or foreign taxes, and to the U.S. federal estate tax in addition to the U.S. federal income tax rules described above.

Certain Additional Withholding and Reporting Requirements

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in a Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR).

Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government.

If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to Capital Gain Dividends the Fund pays.

If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign persons described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Taxation on Creations and Redemptions of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units (or vice versa) cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

Authorized Participants who are dealers in securities are subject to the tax rules applicable to dealers, which may result in tax consequences to such Authorized Participants different from those set forth above.

60

Baillie Gifford ETF Trust – Statement of Additional Information

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require the provision of information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares, the purchaser (or group of purchasers) will generally not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Financial Statements

Financial statements of Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford Long Term Global Growth Fund and Baillie Gifford U.S. Equity Growth Fund for the fiscal year ended December 31, 2024, are incorporated by reference to the Baillie Gifford Funds’ filing on Form N-CSR, filed with the SEC on March 4, 2025 (SEC Accession No. 0001104659-25-020192).

These financial statements have been incorporated by reference herein in reliance on the report of Cohen & Company, Ltd., Baillie Gifford Funds’ independent registered public accounting firm, also incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

Unaudited financial statements of Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford Long Term Global Growth Fund and Baillie Gifford U.S. Equity Growth Fund for the six months ended June 30, 2025, are incorporated by reference to the Baillie Gifford Funds’ filing on Form N-CSRS, filed with the SEC on September 3, 2025 (Accession Number: 0001104659-25-086815).

61

PART C. OTHER INFORMATION

Item 28. Exhibits.

The following Exhibits are filed herewith or incorporated by reference:

(a)	Second Amended and Restated Agreement and Declaration of Trust of Registrant, dated January 22, 2026, filed herewith.

(b)	Copy of By-Laws of Registrant, incorporated by reference to the registration statement of the Trust on Form N-1A filed October 10, 2025.

(c)	Portions of Second Amended and Restated Agreement and Declaration of Trust and By-Laws Relating to Shareholders’ Rights. (See (a) and (b) above).

(d)	Investment Management Agreement between Baillie Gifford Overseas Limited and the Registrant, on behalf of each Fund, dated December 9, 2025, incorporated by reference to Pre-Effective Amendment No. 1 to the registration statement of the Trust on Form N-1A filed January 22, 2026.

(e)	Distribution Agreement between Baillie Gifford Funds Services LLC and the Registrant, dated December 9, 2025, incorporated by reference to Pre-Effective Amendment No. 1 to the registration statement of the Trust on Form N-1A filed January 22, 2026.

(f)	Not applicable.

(g)	1.	Form of Custody Agreement between the Registrant and Bank of New York Mellon, incorporated by reference to Pre-Effective Amendment No. 1 to the registration statement of the Trust on Form N-1A filed January 22, 2026.

(i)	Form of Supplement to the Global Custody Agreement Hong Kong-China – Stock Connect between the Registrant and The Bank of New York Mellon, incorporated by reference to Pre-Effective Amendment No. 1 to the registration statement of the Trust on Form N-1A filed January 22, 2026.

2.	Form of Foreign Custody Manager Agreement between the Registrant and The Bank of New York Mellon, incorporated by reference to Pre-Effective Amendment No. 1 to the registration statement of the Trust on Form N-1A filed January 22, 2026.

(h)	1.	Form of Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon, incorporated by reference to Pre-Effective Amendment No. 1 to the registration statement of the Trust on Form N-1A filed January 22, 2026.

2.	Form of Authorized Participant Agreement, incorporated by reference to Pre-Effective Amendment No. 1 to the registration statement of the Trust on Form N-1A filed January 22, 2026.

3.	Form of Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon, incorporated by reference to Pre-Effective Amendment No. 1 to the registration statement of the Trust on Form N-1A filed January 22, 2026.

4.	Form of Indemnification Agreement between the Registrant and each Trustee, incorporated by reference to the registration statement of the Trust on Form N-1A filed October 10, 2025.

(i)	Opinion and Consent of Ropes & Gray LLP as to the Registrant’s shares, incorporated by reference to Pre-Effective Amendment No. 1 to the registration statement of the Trust on Form N-1A filed January 22, 2026.

(j)	Consent of Independent Registered Public Accounting Firm, filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	Plan of Distribution Pursuant to Rule 12b-1, incorporated by reference to Pre-Effective Amendment No. 1 to the registration statement of the Trust on Form N-1A filed January 22, 2026.

(n)	Not applicable.

(o)	Reserved.

(p)	1.	Code of Ethics of the Registrant, incorporated by reference to Pre-Effective Amendment No. 1 to the registration statement of the Trust on Form N-1A filed January 22, 2026.

2.	Code of Ethics of Baillie Gifford Overseas Limited and Baillie Gifford Funds Services LLC, incorporated by reference to Pre-Effective Amendment No. 1 to the registration statement of the Trust on Form N-1A filed January 22, 2026.

(q)	Power of Attorney for Howard W. Chin, Pamela M. J. Cox, John D. Kavanaugh, Maureen A. Miller, Donald P. Sullivan Jr., Michael Stirling-Aird, and Lindsay Cockburn, dated October 2, 2025, incorporated by reference to the registration statement of the Trust on Form N-1A filed October 10, 2025.

Item 29. Persons Controlled By or Under Common Control With the Registrant.

Not applicable.

Item 30. Indemnification.

Article VIII of the Registrant’s Second Amended and Restated Agreement and Declaration of Trust (as further amended from time to time, the “Declaration of Trust”) (See Exhibit (a) hereto) provides for indemnification of trustees and officers. The effect of this provision is to provide indemnification for each of the Registrant’s trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such trustee or officer may be involved by reason of being or having been a trustee or officer, except with respect to any matter as to which such trustee or officer shall have been adjudicated to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. As to any matter disposed of without an adjudication by a court or other body, indemnification will be provided to the Registrant’s trustees and officers if (a) such indemnification is approved by a majority of the disinterested trustees, or (b) an opinion of independent legal counsel is obtained that such indemnification would not protect the trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties.

The Registrant has also contractually agreed to indemnify each Trustee. The contractual agreement between the Trust and each Trustee delineates certain procedural aspects relating to indemnification and advancement of expenses and provides for indemnification and advancement to the fullest extent permitted by the Declaration of Trust and By-Laws of the Trust, as amended, and the laws of The Commonwealth of Massachusetts, the Securities Act of 1933, as amended, and the 1940 Act, as amended.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser.

The Registrant’s investment adviser, Baillie Gifford Overseas Limited (“BGO”), is registered under the Investment Advisers Act of 1940 and regulated by the Financial Conduct Authority of the United Kingdom, and as such is engaged in the provision of investment advisory and management services to a variety of public and private investment pools and private accounts. Except as set forth below, the directors and officers of BGO, have been engaged during the last two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors or officers of BGO or certain of BGO’s corporate affiliates. The business and other connections of the officers and directors of BGO are listed in Schedules A and D of its Form ADV as currently on file with the SEC, the text of which Schedules are hereby incorporated herein by reference. The file number of BGO’s Form ADV is 801-21051. The address of BGO and its corporate affiliates is Calton Square, 1 Greenside Row, Edinburgh, UK.

Name and Title	Non-Baillie Gifford business, profession, vocation or
employment
N/A

Item 32. Principal Underwriters.

(a) Baillie Gifford Funds Services LLC, the principal underwriter of the Registrant, also serves as principal underwriter for Baillie Gifford Funds and Baillie Gifford Institutional Trust.

(b) Directors, Officers or Partners of the Distributor:

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Fund
Lesley-Anne Archibald 780 Third Avenue, 43rd Floor, New York, NY 10017	Chairperson and Director	Vice President
Nick Wood Calton Square 1 Greenside Row Edinburgh, United Kingdom EH1 3AN	Chief Executive Officer and Director	N/A
Garry Porteous Calton Square 1 Greenside Row Edinburgh, United Kingdom EH1 3AN	Chief Compliance Officer and Director	N/A
Janice Parise Calton Square 1 Greenside Row Edinburgh, United Kingdom EH1 3AN	Financial and Operations Principal	N/A
Kathrin Hamilton Calton Square 1 Greenside Row Edinburgh, United Kingdom EH1 3AN	Director	N/A
Claire Mazur 780 Third Avenue, 43rd Floor, New York, NY 10017	Director	N/A
Kirsten Ross 780 Third Avenue, 43rd Floor, New York, NY 10017	Director	N/A
Sally Mayer Calton Square 1 Greenside Row Edinburgh, United Kingdom EH1 3AN	Secretary	N/A
Jane Hogg Calton Square 1 Greenside Row Edinburgh, United Kingdom EH1 3AN	Finance Officer	N/A

(c) Not applicable.

Item 33. Location of Accounts and Records.

The records required by Section 31(a) and Rule 31a-1 through 3 under the 1940 Act will be maintained by Registrant at its offices, Calton Square, 1 Greenside Row, Edinburgh, Scotland, UK EH1 3AN, except that: (i) Transfer Agent and Custodian (located at 240 Greenwich Street, New York, NY 10286) for Registrant, will maintain the records required by subparagraphs (a)(1), (b)(1)-(5) and (6)-(8) of Rule 31a-1 and by Rule 31a-2; and (ii) BGO, located at Calton Square, 1 Greenside Row, Edinburgh, Scotland, UK EH1 3AN will maintain the records required by Rule 31a-1(f) and Rule 31a-2(e).

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Edinburgh, Scotland, on the 2nd day of February, 2026.

BAILLIE GIFFORD ETF TRUST

By:	/s/ Michael Stirling-Aird
Name:	Michael Stirling-Aird
Title:	President (Principal Executive Officer)

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Howard W. Chin* Howard W. Chin	Trustee	February 2, 2026
/s/ Pamela M. J. Cox*	Trustee	February 2, 2026
Pamela M. J. Cox
/s/ John D. Kavanaugh*	Trustee	February 2, 2026
John D. Kavanaugh
/s/ Maureen A. Miller*	Trustee	February 2, 2026
Maureen A. Miller
/s/ Donald P. Sullivan Jr.*	Trustee	February 2, 2026
Donald P. Sullivan Jr.
/s/ Michael Stirling-Aird Michael Stirling-Aird	Trustee & President (Principal Executive Officer)	February 2, 2026
/s/ Lindsay Cockburn Lindsay Cockburn	Treasurer (Principal Financial and Accounting Officer)	February 2, 2026

*By:	/s/ Michael Stirling-Aird
Michael Stirling-Aird**
Date: February 2, 2026

**	Attorney-in-Fact pursuant to a Power of Attorney executed on October 2, 2025 and filed as an exhibit to the registration statement of the Trust on Form N-1A filed on October 10, 2025.

EXHIBIT INDEX

Exhibit No.	Exhibit Title
(a)	Second Amended and Restated Agreement and Declaration of Trust of Registrant, dated January 22, 2026.

(j)	Consent of Independent Registered Public Accounting Firm.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.